UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

September 30, 2017

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2017 (Unaudited)

To Our Shareholders:

Looking back, the expectations we shared for the Funds’ most recently completed fiscal year, from the start of October 2016 through the end of September 2017, largely came to pass. The pace of interest-rate increases by the Federal Reserve (“Fed”) followed the market’s more modest expectations rather than those projected by Federal Open Market Committee members. The European Central Bank’s (“ECB”) commitment to stimulus efforts entrenched euro weakness relative to the U.S. dollar for part of the period; the same can be said for the Bank of Japan (“BOJ”) and the yen. China continued to guide its currency lower, hitting a low near the end of the fiscal period. The global oil supply-demand imbalance persisted throughout the year; the Organization of Petroleum Exporting Countries’ (“OPEC”) agreement to curb production in January temporarily bolstered markets, but prices retraced due to record U.S. inventories and rising U.S. production before rebounding during the final quarter of the period.

Geopolitical events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror.

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping regional interests of extremist groups, nationalist fighters and state actors. Syrian government forces appeared to consolidate military gains in and around Aleppo, with assistance from Russia, while Iraqi forces, supported by U.S. military resources, made notable progress in reversing Islamic State gains. The U.S. military increased its air support during the period, targeting both Syrian government and extremist positions, while also raising the profile of its involvement in Afghanistan by targeting Islamic State strongholds.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which began to moderate in 2016, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the period, as food shortages and a breakdown of the rule of law appeared to worsen, despite an eventual rebound in the price of oil. Brazil’s prospects also paled, then recovered partially, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders. The OPEC reached an agreement in late 2016 with the cooperation of non-OPEC producers to enact production cuts in pursuit of a balanced market.

The lasting effect of the Syrian migrant crisis on the European Union (“EU”) remains unknown. Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote to leave the European Union prior to the reporting year. Prime Minister May triggered Article 50 during the fiscal period and began the formal withdrawal process.

Immigration-driven uncertainty also took center stage in the months leading up to the U.S. presidential election, which Donald Trump ultimately won in November with a tough stance on immigration. President Trump’s early actions following his inauguration in January demonstrated a commitment to follow through on tighter U.S. immigration policy.

A raft of political surprises unfolded late in the fiscal period. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government. Emmanuel Macron’s early-May victory in the French presidential election amounted to a significant win for the establishment. In the U.S., a high-profile special prosecutor was appointed to investigate the possibility of collusion between Donald Trump’s presidential campaign and Russia. In Brazil, an ongoing top-level corruption scandal was blown wide open in mid-May as potential evidence emerged of a taped conversation featuring President Michel Temer approving a large hush-money bribe.

Toward the end of the fiscal year, political tensions weighed heavily on investor attitudes. President Trump stated that aggression from North Korea would be met with “fire and fury” while controversy over Trump’s response to violent clashes between protesters in Charlottesville, Virginia drove sentiment after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare sparked volatility, as investors assumed that tax and budget resolutions would have to wait until health care legislation was resolved.

SEI Institutional International Trust / Annual Report / September 30, 2017	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2017 (Unaudited)

Economic performance

U.S. economic growth accelerated in the fourth quarter of 2016, slumped early in 2017, and then rebounded solidly in the second quarter as both consumer and government spending boosted the economy. The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 4.2%, while the labor-force participation rate ended at 63.1%, marginally higher than a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate in mid-December 2016, and again in both March and June 2017, representing two of three projected rate increases in 2017. The Fed also announced that it would start to reduce the size of its balance sheet and reverse some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England did the same with the hope of stimulating the U.K. economy following the Brexit vote. Quarterly growth in the eurozone expanded at its quickest pace since 2015, emphasizing the area’s notable economic performance at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.3% at the end of the second quarter of 2017, with France, Italy and Greece all beating expectations. The U.K. economy grew at 1.5% year-on-year through the second quarter of 2017, but slowed significantly toward the end of the fiscal period as a weakened pound dampened consumer spending to its lowest level in three years.

Japanese GDP grew 1.4% year-on-year at the end of the second quarter of 2017, while the BOJ maintained stimulus to try to rejuvenate the economy. Meanwhile, economic growth in China expanded by 6.9% year-on-year in the second quarter of 2017 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth targets.

Market developments

For the fiscal period ending September 30, 2017, geopolitical events dominated global equity markets. Market movements were driven by periods of risk-on and risk-off rallies. The early part of the fiscal period was marked by continued, but uninspiring, economic expansion and populist movements surprisingly sweeping political elections in the U.K. and the U.S. The second half saw a synchronized global economic recovery.

Investors positioned defensively into the U.S. presidential elections. Though candidate Trump presented a source of uncertainty to markets, promises of deregulation, corporate-tax reform and fiscally expansionary policies sparked a sharp rally in cyclical assets, and defensive assets that were bid up during prior years sold off. OPEC’s decision to curb output and the Fed’s rate hike also contributed to the sharp rally for traditional value sectors (financials, industrials and energy).

The turn of the calendar year marked the beginning of the reversal of the cyclical rally (dubbed the Trump reflation trade). The first few months saw setbacks for the Trump administration after Washington failed to pass a replacement for the Affordable Care Act and controversies involving Russian election meddling plagued the new administration. There was a realization that the growth expected from promised regulatory changes would take a while to play out, and markets began to unwind the reflation trade. At the same time, assets such as defensive sectors and technology stocks that sold off during the reflation trade rallied during this period. The risk-on sentiment that pushed equities higher over the quarter was also visible in fixed income markets, with credit outperforming government bonds. U.S. Treasury yields rose across the curve with short-term yields rising more than long-term yields. Yields for 10-year government bonds began the fiscal period around 1.6% and ended around 2.3%, reflecting increased optimism around economic growth, but remained below their late-2016 peak.

Stocks rallied toward the end of the fiscal period amid signs of global economic synchronization, strong earnings and continued central-bank stimulus.

The U.K. stunned investors prior to the start of the fiscal year with the British vote to leave the EU and joined the list of frustrations for European equities that included Italian banks with oversized debt. The result was a lack of enthusiasm for stocks in the region despite continued stimulus from the ECB. European stocks experienced a small rally after the Brexit vote as investors looked past the results, and saw an even greater rally after Donald Trump’s surprising victory in the U.S. elections. President Trump’s promises of deregulation and fiscal stimulus, along with

2	SEI Institutional International Trust / Annual Report / September 30, 2017

the Fed’s three rate increases during the period, sparked a cyclical rally in European stocks, with banks leading the way. At the turn of the year, despite political volatility from French and Dutch elections and the possibility of further fragmentation in the EU, signs of economic recovery emerged in the region, and European equities rallied on the back of recovering economic growth and victories for pro-EU parties in elections nearer the end of the fiscal period.

Looking back on market performance for the full period, the MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 18.65% in U.S. dollar terms. U.S. markets marginally lagged, as the S&P 500 Index returned 18.61%.

The U.S. equity market began the fiscal year with investors focused on the presidential election campaign. Value stocks in general and the financial sector, in particular, rose sharply after the election, while high-dividend-yield segments of the market, such as utilities and real-estate investment trusts (“REITs”), lagged as they were seen as less attractive in a rising interest-rate environment. One trend that reversed as the fiscal year progressed was the underperformance of growth stocks. Many growth managers outperformed value managers, as internet-commerce and information-technology stocks were market leaders for the final three quarters of the fiscal year, and information technology became the second best-performing sector (after financials) for the full fiscal year. The latter group’s rally in the final fiscal quarter provided a boost to growth stocks, propelling the Russell 1000 Growth Index to 21.94% for the period, while the Russell 1000 Value Index returned 15.12%.

Small-cap stocks outperformed as well. U.S. small caps (Russell 2000 Index) outpaced large caps (Russell 1000 Index), delivering 20.74% and 18.54%, respectively.

After hitting lows early in the fiscal period on the heels of deflationary fears caused by low commodity prices and Brexit-related concerns, rates began to rise. Economic growth exceeded expectations, and Trump’s victory sparked expectations of reflationary fiscal policy. The market began to price in a December 2016 Fed rate hike, causing Treasury yields to rise, particularly those at the front end of the yield curve. The Fed voted to increase the federal-funds rate target range to 1.00 -1.25% after a third rate hike during the period in June 2017, and increased its projection for the pace of rate hikes in 2017 from two to three, citing strengthening labor-market conditions and firming inflation as the rationale.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) eased 0.29% lower during the period, as the energy and agriculture sectors dragged down the index, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) ebbed 0.14%.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, fell 1.26% in U.S. dollar terms during the reporting period, while the high-yield market was strong, with the BofA Merrill Lynch US High Yield Constrained Index delivering 9.05%.

U.S. investment-grade corporate debt was positive, as the Bloomberg Barclays Investment Grade US Corporate Index returned 2.21%. U.S. asset-backed and mortgage-backed securities were both marginally positive during the fiscal year, although both faced headwinds late in the period from rising interest-rate expectations.

Emerging-market debt delivered positive performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, gained 7.32% in U.S. dollar terms during the reporting period thanks to an impressive rally in the second half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 4.61%.

Our view

Neither devastating hurricanes nor all-around political dysfunction have done much to halt the U.S. equity market’s rise. Even the game of nuclear chess being played between North Korea’s Kim Jong-un and President Donald Trump has failed to elicit much of a response. To be sure, all good things eventually come to an end. Yet when we consider valuations, the upward momentum of the U.S. economy and earnings, and the likely path of Fed policy and inflation, we reason that the U.S. equity bull market isn’t dead yet.

On the issue of valuations, there is no denying that U.S. equities are trading at elevated levels. But the exceedingly low level of prevailing interest rates is an important mitigating factor. There has been a strong inverse relationship

SEI Institutional International Trust / Annual Report / September 30, 2017	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2017 (Unaudited)

between bond yields and valuations over the past four decades, which we believe justifies structurally elevated valuations.

The overriding question among investors is a simple one: is a recession on the horizon? We contend that the answer is “no.” Financial stress, a harbinger of recession, is virtually non-existent. Recent economic data also point to the continuation of slow-but-steady economic growth.

A large portion of the world appears to be growing at a slightly better-than-trend pace. The breadth of the improvement is particularly impressive; as of July 2017, 72% of the countries that make up the Organization for Economic Cooperation and Development’s (“OECD”) Composite Leading Indicator index have posted improvement over the past year—and 75% of countries in the index came in above 100. This means above-trend growth will likely continue in the months ahead on a global basis.

According to the OECD’s calculations, Brazil’s economic situation is improving at the fastest rate. The eurozone as a whole looks set to grow above trend, as does Japan. China’s momentum remains toward the upside, even though recent economic data suggest some deceleration. The U.S. economy, by contrast, is growing somewhat below trend. India also is signaling below-trend growth, but has begun to rebound. On balance, things are looking up in much of the world.

One of the big surprises of 2017 is the extensive weakness of the U.S. dollar, which has fallen by about 8% against a trade-weighted basket of foreign currencies since the end of last year. The U.S. dollar can appreciate and depreciate in long cycles. If the peak at the end of 2016 proves to be the top of the current cycle, the most recent upswing would be shorter in duration than previously experienced—but the magnitude of the trough-to-peak rise would be similar to that of the up-cycle that occurred from April 1995 to March 2002 (about 41%).

The drop in the greenback coincides with the improved global macroeconomic outlook. Economic growth of developed economies around the world is converging with that of the U.S. While U.S. monetary policy is further along the path toward tightening, other central banks have already begun to raise rates (Canada) or may do so soon (the U.K.). Even the ECB is expected to announce its first steps away from unconventional monetary stimulus by the end of this year.

Political considerations are coming into play as well. Participants in the currency markets have adopted a far more sanguine view regarding the political stability of the eurozone following a series of national elections this year that enhanced the position of parties favoring further European integration. While confidence in the eurozone has increased, international confidence in the U.S. has ebbed. The Trump administration’s decision to pull out of the Trans-Pacific Partnership and Paris climate accord was controversial in the U.S.; it was especially confounding to those outside the U.S., and raised questions of whether it is relinquishing its role as leader of the free world. Confidence in the existing international economic order was also hurt by the threat of additional U.S. trade discord with Canada, Mexico, South Korea and China. Trump was voted into office partially owing to his populist stance on trade; but we think a trade war could be as dangerous an economic blunder today as it was during the Great Depression.

We continue to expect a U.S. business-friendly tax package to be enacted and signed by the Trump administration before the end of the year. However, the absence of such legislation could further dampen investors’ expectations for U.S. economic growth—thereby causing a serious correction in the overall U.S. equity market, especially hurting economically sensitive small-company and value stocks.

As noted above, the upturn in global economic activity has spurred the world’s major central banks to reassess their policy stance. The danger is that they could make a policy mistake, either by acting too quickly or not fast enough. The BOE faces the greatest policy challenge, with an accelerating inflation rate at a time when its overall economic growth has been somewhat below that of the U.S. and eurozone. Although the BOE has signaled its intention to reverse the easing implemented in the aftermath of the Brexit vote, it is unclear whether the correct policy course calls for further tightening moves.

In the run-up to this October’s all-important National Congress of the Communist Party of China, the country’s economic policy has been geared toward growth. President Xi Jinping’s government has been focused on restraining rampant speculation in the property markets and curtailing growth of the shadow-banking system—with

4	SEI Institutional International Trust / Annual Report / September 30, 2017

mixed success. As soon as China’s economy begins to weaken and financial markets exhibit signs of stress, its economic planners tend to reengage the accelerator.

It may be time to step on the brake again following the National Congress and the likely strengthening of President Xi’s political power coming out of that meeting. The current inflation rate for Chinese manufacturing producer prices is near the peak levels recorded in 2004, 2008 and 2011. A cyclical slowdown in China’s economy would likely be bad news for commodity prices and other emerging economies. Since the overall consumer price index remains at less than a 2% rate, we expect the People’s Bank of China to try a gentle tap on the brake.

While we would not rule out a correction in asset values more notable than others that occurred in the past 18 months, our investment mantra of buying on the dip still holds.

Our equity strategies remain positioned for further cyclical improvement around the world. They generally have a smaller-company and value bias versus their benchmarks. We tend to favor momentum-oriented opportunities, and view equity markets outside the U.S. as more attractive than U.S. equity markets. Indeed, our caution toward equities is most pronounced in the U.S., where the outlook for earnings growth is more modest than elsewhere in the world.

On the fixed-income side, we expect yields will slowly move higher as global growth becomes more entrenched and central banks begin to remove the extraordinary stimulative measures of quantitative easing and zero (or negative) interest rates. Our underlying managers are generally short duration versus their benchmarks, favor credit-spread strategies and are positioned for a further narrowing of the yield curve, especially in the U.S.

On behalf of SEI Investments, I thank you for your continued confidence. We are working every day to maintain that confidence, and look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Institutional International Trust / Annual Report / September 30, 2017	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2017: Acadian Asset Management LLC, Blackcrane Capital, LLC, Causeway Capital Management LLC, Henderson Global Investors (North America) Inc., INTECH Investment Management LLC, Neuberger Berman Investment Advisers LLC, NWQ Investment Management Company, LLC and WCM Investment Management. For the year ended September 30, 2017, sub-adviser Henderson Global Investors (North America) Inc. was terminated from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2017, the Fund’s Class F shares outperformed the MSCI EAFE Index (the “Index”), returning 19.23% versus the Index return of 19.10%.

IV. Fund Attribution

International developed stocks continued their upward march during the fiscal year, leading U.S. equities but trailing their emerging-market peers. The financial sector was the top-performing sector, reflecting the emergence of synchronized global growth early in 2017, as noted in the shareholder letter. While technology was the second-best performing sector on the back of strong growth in semiconductors, the materials and energy sectors trailed close behind, indicating the better position the global economy was in compared to a year earlier. Within the Fund, the technology and healthcare sectors added the most to performance. Strong security selection within technology and exposure to ex-benchmark names in emerging markets helped. Technology stocks in both emerging markets and the U.S. appreciated on strong fundamentals and market preference for growth stocks. An underweight to healthcare, as well as strong stock selection in pharmaceuticals and biotechnology stocks, also benefited performance. Auto stocks drove selection within the consumer-discretionary sector, which contributed to performance. The biggest detractors to performance came from the consumer-staples and industrials sectors. For staples, an overweight and selection within the lagging sector provided a headwind to performance. Poor stock selection within industrials also drove the underperformance.

Regionally, Europe was the best-performing region due to a strong rally and passive flows after presidential elections across the continent resulted in ¬friendly outcomes. An underweight to the Pacific ex-Japan region provided a substantial tailwind to the Fund, as the region lagged thanks to macroeconomic headwinds in the area’s largest country, Australia. The next best-performing country in the Fund was the U.K. The portfolio added value by avoiding the weak healthcare and utilities sectors, while selection was positive across multiple sectors. The portfolio also benefited from an underweight to Japan, which faced economic headwinds as well. The economic issues were a drag on Japanese equity performance, and being underweight during the fiscal year helped. Most managers in the Fund were underweight to Japan. Within Europe, stock selection within the biggest countries lagged but was strong in countries near the periphery and northern Europe.

Manager performance was mixed. Acadian Asset Management LLC was the best-performing manager due to strong stock selection in European airlines and pharmaceutical companies. Ex-benchmark positions in emerging markets also helped. Causeway Capital Management LLC was the next best-performing manager due to strong stock selection in European banks and U.K. stocks in general. Blackcrane Capital, LLC was slightly positive due to strong stock selection in auto sectors. Neuberger Berman also outperformed due to its tilt towards Europe. The manager also benefited from ex-benchmark positions. WCM Investment Management nearly matched the benchmark, as an underweight to cyclical parts of the benchmark detracted from the strong stock selection in consumer and technology sectors. INTECH Investment Management LLC’s mathematical model produced benchmark-like results as well, with poor stock selection in Europe. Henderson Global Investors (North America) Inc. detracted from performance with poor stock selection. NWQ Investment Management Company, LLC was the worst-performing manager due to poor stock selection in the consumer sectors and French and Israeli stocks.

6	SEI Institutional International Trust / Annual Report / September 30, 2017

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	19.23%	5.80%	8.14%	-0.87%	3.78%
International Equity Fund, Class I	19.00%	5.53%	7.86%	-1.12%	3.84%
International Equity Fund, Class Y	19.59%	6.02%	8.28%	-0.81%	3.80%
MSCI EAFE Index	19.10%	5.04%	8.38%	1.34%	4.65%

Comparison of Change in the Value of a $100,000

Investment in the International Equity Fund, Class F,

Class I and Class Y, versus the MSCI EAFE Index

[1]	For the year ended September 30, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2017	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2017: J O Hambro Capital Management Limited, KBI Global Investors (North America) Ltd., Lazard Asset Management LLC, Macquarie Investment Management (formerly Delaware Investment Fund Advisers, a series of Delaware Management Business Trust), Neuberger Berman Investment Advisers LLC, PanAgora Asset Management Inc. and RWC Asset Advisors (US) LLC. For the year ended September 30, 2017, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2017, the Fund’s Class F shares outperformed the MSCI Emerging Markets Index (the “Index”), returning 23.10% versus the Index return of 22.91%.

IV. Fund Attribution

Emerging markets outpaced both the U.S. and developed international markets, as measured by the S&P 500 Index and the MSCI EAFE Index, during the fiscal year. All sectors had positive absolute returns during the period. Information technology delivered the strongest performance, followed by the real-estate sector and cyclicals, particularly energy and materials, while defensive sectors such as consumer staples and healthcare lagged. The technology sector was one of the strongest-performing sectors due to strong fundamental data. The concentration of technology stocks at the top of the benchmark also benefited from healthy passive inflows throughout the fiscal year. Cyclical sectors fared well due to strong synchronized global growth that served as a tailwind, as noted in the shareholder letter. The financials sector also benefited Fund performance. A recovering Russian economy helped Russian bank stocks outperform, and bank holdings in other countries rallied, driven by macroeconomic improvements. Within technology, the Fund benefited from an overweight to the strong-performing sector, and stock selection in Russian technology stocks helped. Healthy passive inflows, which benefit technology stocks the most, rewarded an overweight position in technology. Stock selection and a slight overweight in materials also helped.

Regionally, the best-performing countries were China, Taiwan and India. With strong passive inflows, the biggest countries in the benchmark (East Asian countries due to the large technology companies in those countries) were rewarded the most. The inclusion of Chinese ‘A’ shares in the benchmark also boosted Chinese equities. Stock selection was especially strong in China. Solid fundamental data in technology and consumer stocks were rewarded during the fiscal year and contributed to positive portfolio results. Indian banks were a boost to performance as investors favored private banks with strong management and competitive models over the inefficient state-run banks in India. An underweight to Malaysia helped, as Malaysia experienced a headwind from falling oil prices. Within the Europe, Middle East and Africa region, the overweight to Russia paid off due to a recovering economy. The improving economy was a boost to Russian cyclicals, and the Fund’s exposure to Russian cyclicals, as well as Russian retailing and technology companies, helped. Fund holdings in Latin America contributed to performance as well, although not by as much as holdings in other regions. Brazilian holdings helped, as the Fund owned stocks with the smallest exposure to the political scandal that plagued Brazil during the first half of 2017.

Fund manager results were generally positive. All managers except KBI Global Investors (North America) Ltd outperformed the benchmark. Macquarie Investment Management had the best performance, driven by strong stock selection within Asia. The manager’s selection in technology stocks was especially helpful. The same can be said for Neuberger Berman Investment Advisers LLC, which had strong selection in the technology sector as well. Both managers also had strong stock selection in banks. For Neuberger Berman Investment Advisers LLC, the manager’s focus on quality companies at reasonable prices was in favor during the period. RWC Asset Advisors (US) LLC and Lazard Asset Management LLC also outperformed through strong stock selection. RWC Asset Advisors (US) LLC benefited from materials stocks in South Africa that had strong results which provided a tailwind, while Lazard Asset Management LLC’s investments in Chinese educational stocks were rewarded by strong market growth and demand. PanAgora Asset Management Inc. outperformed through strong stock selection in financials and the consumer-discretionary sector despite areas of weakness in

8	SEI Institutional International Trust / Annual Report / September 30, 2017

technology stocks. J O Hambro Capital Management Limited added value and outperformed partially due to a momentum-style tailwind. KBI Global Investors (North America) Ltd suffered a style headwind, as dividend stocks moved out of favor with the rise in global interest rates, which detracted.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	23.10%	5.57%	4.53%	0.46%	4.89%
Emerging Markets Equity Fund, Class Y	23.46%	5.84%	4.69%	0.54%	4.93%
MSCI Emerging Markets Index (Gross)	22.91%	5.28%	4.36%	1.65%	6.47%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the S&P 500 Index and the MSCI Emerging Markets Index (Gross)

[1]	For the year ended September 30, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning January 17, 1995. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2017	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2017: AllianceBernstein, L.P., FIL Investment Advisors and Wellington Management Company LLP. For the year ended September 30, 2017, sub-adviser FIL Investment Advisors was terminated from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2017, the Fund’s Class F shares outperformed the Bloomberg Barclays Global Aggregate ex-USD Index (the “Index”), returning -1.03% versus the Index return of -0.55%.

IV. Fund Attribution

Investor appetite for risk was generally strong through the fiscal year, as credit-sensitive sectors outperformed interest rate-sensitive assets, as noted in the shareholder letter. Government-bond yields rose sharply early in the reporting period in response to Trump’s election victory, although 2017 saw a degree of desynchronization across the core markets. Bond yields drifted higher as the eurozone economy surprised to the upside, while the U.S. reflation trade stalled after the Trump administration’s economic agenda struggled to gain traction. U.K. gilt yields also tracked slightly lower through much of 2017 on fears over Brexit. Japanese government-bond yields, meanwhile, remained tightly range-bound, consistent with the Bank of Japan’s yield-curve control policy. Overall, government yields finished the period higher.

Spread sectors outperformed duration-matched sovereigns, as lower-quality fared particularly well. Investors’ risk appetites extended to emerging markets, with U.S. dollar weakness in 2017 providing an additional boost to local-currency debt. Risk assets, in general, benefited from a combination of synchronized global growth, benign inflation and continued accommodative central-bank policy.

The benchmark Bloomberg Barclays Global Aggregate ex-USD Index returned -0.55% during the period. Some of the capital loss attributable to rising government yields was offset by coupon income as well as spread compression in the credit sectors.

The Fund’s outperformance was driven primarily by its pro-cyclical positioning; the overweight to corporate credit was beneficial in the spread-tightening environment, as was the underweight duration stance in G3 markets (Colombia, Mexico and Venezuela) as yields rose across core sovereign markets. Our overweight to local-currency emerging-market debt also added to excess performance thanks to yield convergence across developed markets and appreciating currencies against the U.S. dollar. Finally, our off-index exposure to Treasury inflation-protected securities added alpha as implied inflation rose during the period.

At the sub-adviser level, AllianceBernstein LP. was the best-performing manager, thanks to its relatively aggressive credit-beta stance. FIL Investment Advisors was terminated in March and posted flat performance against the benchmark up until termination. Wellington Management Company LLP’s performance was also relatively flat to benchmark. Its credit strategies contributed, although its macro and quant strategies both detracted.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F†	-1.03%	2.71%	2.96%	3.49%	4.28%
International Fixed Income Fund, Class Y†	-0.76%	N/A	N/A	N/A	3.07%*
Bloomberg Barclays Global Aggregate ex-USD Index	-0.55%	3.40%	3.74%	4.29%	5.66%

10	SEI Institutional International Trust / Annual Report / September 30, 2017

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F versus the Bloomberg Barclays Global Aggregate ex-USD Index

[1]	For the year ended September 30, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 1, 1993. Class Y shares were offered beginning October 30, 2015. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
†	Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.
*	Cumulative inception to date as of October 30, 2015.

N/A — Not Available

SEI Institutional International Trust / Annual Report / September 30, 2017	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2017: Investec Asset Management Ltd., Neuberger Berman Investment Advisers LLC and Stone Harbor Investment Partners LP. For the year ended September 30, 2017, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2017, the Fund’s Class F shares outperformed a hybrid of 50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified (the “Index”), returning 6.93% versus the Index return of 5.98%.

IV. Fund Attribution

The fiscal year ended September 30, 2017 began with a surprise outcome in the U.S. presidential election and a subsequent selloff across emerging-markets debt, followed by the recovery and outperformance of those assets through the remainder of the reporting period in 2017.

The beginning of the period saw a Hillary Clinton victory in the U.S. presidential election priced into the markets. A Clinton victory was seen as potentially beneficial for emerging markets, especially for local-currency debt. Donald Trump ran a campaign based on isolationist policies that could be detrimental for many emerging-market countries, with the promise to put “America First” by, among other things, killing trade deals like the North American Free Trade Agreement (“NAFTA”) and the threat to impose new tariffs on imports through a Border Adjustment Tax (“BAT”). In addition, Trump campaigned on tax reform, a commitment to infrastructure spending and replacing the healthcare system. After the surprise victory, markets that had anticipated a Clinton presidency priced in Donald Trump and his policies, which were expected to increase inflation and strengthen the U.S. dollar. This occurred in conjunction with markets anticipating what would be the first of three U.S. Federal Reserve interest-rate hikes during the fiscal year, as noted in the shareholder letter, which put further pressure on emerging-market rates.

However, the fear was short-lived. Emerging-market assets sold off in the fourth quarter of 2016 and began their recovery by the first quarter of 2017. This happened, in part, because the Trump trade—a reaction to inflation and U.S. dollar expectations linked to Trump’s campaign promises—quickly began to fade. By the time Donald Trump took office in January 2017, the tough trade rhetoric he had pushed for the entire election had softened, while he backed away from the threat of BAT implementation and talking about a “renegotiation” of NAFTA rather than simply “killing” the trade deal. It also became clear that his agenda to repeal healthcare and reform the tax code would be much more difficult to push through Congress than originally anticipated. This unwinding of expectations helped spur a rally in emerging-market rates and currencies.

Another important driver to the strong performance of emerging-market debt since Trump’s election was the improved fundamentals across the emerging-markets debt asset class. Helped in part by the stabilization of commodity prices, emerging markets saw their current-account balances improve in 2017. Additionally, inflation in many emerging-market economies fell, allowing certain central banks to cut rates at a time when developed markets were either raising rates or keeping them on hold. While the surprise U.S. election result and subsequent rally drove emerging-market performance for the first part of the year, continued fundamental improvement throughout the period drove strong performance of the asset class over the fiscal year.

While emerging-market debt is an asset class that can be affected by macro events like the U.S. election, it is also driven by idiosyncratic happenings in each of the emerging-market debt universe countries. Argentina experienced a large rally after the market-friendly Mauricio Macri was elected and began to implement economic reform. Implementation of reforms has gone smoothly and the country’s economic indicators have improved. However, sentiment was hurt early in the summer by polls showing increased support for former president Cristina Fernandez de Kirchner; a good performance by the former president’s party in October’s mid-term legislative election could constrict Macri’s ability to continue implementing economic reform. However, a surprisingly strong showing by Macri’s party in the August primary led to a rally.

Mexico was affected more than most other countries during the first months after Trump’s surprise win. The

12	SEI Institutional International Trust / Annual Report / September 30, 2017

peso, seen as a proxy for emerging-market sentiment, sold off to an all-time low against the U.S. dollar in January 2017. Around the same time the peso was hitting its historic low, several key members of the Trump administration began to take a softer tone when discussing the future of U.S.-Mexico trade relations, which helped stop the currency from sliding further and led to modest recovery. Mexico’s central bank took the additional step of issuing foreign-exchange hedges, a move that would support Mexico’s currency. Eventually the peso began to trade more in line with its underlying fundamentals and passed through its pre-U.S. election level.

Turkey experienced a failed coup d’état attempt in the summer of 2016. The failed attempt to overthrow President Erdogan strengthened his seemingly authoritarian control over the country. In the months following the attempt, Erdogan jailed thousands of opponents and declared martial law. Turkey’s political strife coincided with an already-weak economy, which drove the weak performance of the Turkish lira against the U.S. dollar during the 12-month period.

A relatively low-yielding currency with seemingly little upside benefited from the outcome of France’s presidential election. Markets feared that a victory by Marine Le Pen could have led to France’s exit from the European Union. Emmanuel Macron’s victory was received positively by markets and led to a rally in emerging-European economies like Hungary.

Finally, Venezuela, long reliant on income from oil sales, was crippled by low energy prices. The weak fundamentals underlying Venezuela’s economy were exacerbated when the U.S. implemented sanctions in August to restrict U.S. institutions from buying new debt issued by the Venezuelan government and the state-owned oil company PDVSA. Although the sanctions had no immediate economic impact, they essentially choked off Venezuelan president Nicolas Maduro’s access to new cash, an important source of funding for the government to provide services and service existing debt in a time of persistently-low oil prices. Although the sanctions did not directly affect most bonds that were already issued and, more importantly, do not directly affect any bonds that the Fund holds, the sanctions have the potential to affect liquidity for both sovereign and PDVSA bonds going forward.

The top contributors to Fund performance over the fiscal year were hard-currency securities within Argentina, an overweight to, and security selection within, Mexico and an underweight to the Turkish lira.

The top detractors to the Fund during the reporting period were cash positioning (cash holdings in the Fund are U.S. dollar-denominated, while emerging-market currencies strengthened meaningfully against the U.S. dollar over the period), an underweight to local-currency debt in Hungary and a small overweight to Venezuelan debt.

All managers contributed to relative performance during the fiscal year. Neuberger Berman Investment Advisers LLC was the top-performing manager, due primarily to positioning within Mexico and external Argentinian and Indonesian debt, as well as underweights to Hungary and South Korea. Cash positioning was a detractor. Investec Asset Management Ltd. also contributed on the merits of positioning in Mexico and Turkey, an overweight to local Russian debt and underweights to local Brazil debt, as well as external Malaysian debt. Holdings in cash detracted. Stone Harbor Investment Partners LP benefited due to strong selection within Argentina and overweights to Brazil and Ukraine, while an underweight to local Hungary debt, an overweight to Venezuela and cash positioning detracted.

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2017 as a way to either hedge particular positions or gain exposure to additional areas of the market. Foreign-exchange hedges on local-currency bonds generally contributed to performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	6.93%	2.55%	0.83%	5.00%	8.23%
Emerging Markets Debt Fund, Class Y	7.18%	2.79%	0.97%	5.07%	8.27%
J.P. Morgan EMBI Global Diversified Index	4.61%	6.50%	4.91%	7.46%	8.75%
J.P. Morgan GBI-EM Global Diversified Index	7.32%	0.26%	-0.91%	3.80%	N/A
50/50 Hybrid of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	5.98%	3.41%	2.02%	5.70%	N/A

SEI Institutional International Trust / Annual Report / September 30, 2017	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2017 (Unaudited)

Emerging Markets Debt Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index

[1]	For the year ended September 30, 2017. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning June 26, 1997. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Available.

14	SEI Institutional International Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

International Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.2%
Argentina — 0.0%
Ternium ADR	27,562	$853

Australia — 2.1%
AGL Energy	114,498	2,100
Aristocrat Leisure	764,014	12,589
Australia & New Zealand Banking Group	14,066	327
Australian Stock Exchange	31,909	1,313
Bank of Queensland	63,761	649
Bendigo & Adelaide Bank	66,422	605
BlueScope Steel	359,284	3,093
Brambles	268,377	1,895
Challenger	94,687	925
CIMIC Group	20,454	709
Cochlear	47,663	5,954
Computershare	85,319	969
CSL	162,152	17,044
CSR	178,014	661
Dexus ‡	155,424	1,159
Downer EDI	147,742	785
Fortescue Metals Group	433,449	1,748
Goodman Group ‡	40,040	259
Insurance Australia Group	1,857,176	9,283
LendLease Group	97,759	1,375
Mineral Resources	61,149	780
National Australia Bank	22,476	555
Orica	40,754	632
OZ Minerals	504,373	2,936
Qantas Airways	2,343,806	10,722
Rio Tinto	7,207	376
Seek	13,392	174
South32	3,048,099	7,821
Treasury Wine Estates	58,461	628

		88,066

Austria — 0.6%
ANDRITZ	117,300	6,782

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Erste Group Bank *	14,715	$636
Immobilien Anlagen	32,000	919
Lenzing	20,778	3,014
OMV	170,296	9,923
Raiffeisen International Bank Holding *	28,151	944
S IMMO	10,145	179
Vienna Insurance Group	5,476	162
voestalpine	18,117	924
Wienerberger	19,669	481

		23,964

Belgium — 1.1%
Ageas	424,064	19,933
AGFA-Gevaert *	70,231	335
Groupe Bruxelles Lambert	123,200	12,963
KBC Group	50,068	4,244
Solvay (A)	7,302	1,091
Telenet Group Holding *	9,700	642
UCB	51,333	3,655
Umicore	1,468	121

		42,984

Brazil — 0.4%
Embraer	2,148,200	12,177
Raia Drogasil *	238,200	5,645

		17,822

Canada — 3.2%
Alimentation Couche-Tard, Cl B	205,725	9,360
Bank of Montreal	61,400	4,636
Canadian Imperial Bank of Commerce (A)	131,834	11,508
Canadian Natural Resources	322,116	10,788
Canadian Pacific Railway (A)	105,325	17,650
Cogeco Communications	10,970	807
Encana	1,919,849	22,550
Entertainment One	106,941	370
Gildan Activewear	363,528	11,333
High Liner Foods	9,000	101
Manulife Financial	671,300	13,586
Royal Bank of Canada	141,893	10,953
Suncor Energy	221,650	7,750
Toronto-Dominion Bank	173,386	9,739

		131,131

China — 1.9%
Alibaba Group Holding ADR *	96,900	16,736
Baidu ADR *	127,300	31,531
Ctrip.com International ADR *	148,413	7,827
STMicroelectronics	520,327	10,070
Tencent Holdings	269,200	11,587

		77,751

Denmark — 2.1%
AP Moller – Maersk, Cl A	456	838
AP Moller – Maersk, Cl B	180	342

SEI Institutional International Trust / Annual Report / September 30, 2017	15

SCHEDULE OF INVESTMENTS

September 30, 2017

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bavarian Nordic *(A)	35,887	$1,605
Chr Hansen Holding	120,221	10,313
Coloplast, Cl B	119,218	9,678
Danske Bank	42,246	1,690
Dfds	24,291	1,388
H Lundbeck	173,189	9,996
ISS	507,538	20,415
Novozymes, Cl B	184,593	9,475
Scandinavian Tobacco Group (B)	783,114	13,896
Schouw	5,421	589
Vestas Wind Systems	42,843	3,845

		84,070

Finland — 0.7%
Cargotec, Cl B	31,119	1,955
Neste	178,680	7,805
Orion, Cl B	100,058	4,644
Stora Enso, Cl R	484,560	6,846
UPM-Kymmene	247,924	6,721
Wartsila, Cl B	13,603	963

		28,934

France — 7.8%
Aeroports de Paris	4,735	766
Air France-KLM *	493,305	7,780
Air Liquide	48,302	6,444
Airbus	18,966	1,803
Arkema	99,014	12,144
Aroundtown	52,528	376
Atos	55,766	8,653
BNP Paribas	137,217	11,071
Boiron	1,900	170
Bouygues	11,160	530
Carrefour	692,722	14,000
Cie Generale des Etablissements Michelin, Cl B	6,812	995
CNP Assurances	106,230	2,490
Credit Agricole	166,975	3,036
Dassault Systemes	3,978	402
Derichebourg	85,621	898
Elior Group (A)(B)	185,190	4,904
Engie	968,080	16,446
Essilor International	64,582	7,998
Eurazeo	6,620	592
Erofins Scientific	15,427	9,750
Eutelsat Communications	18,184	539
Gaztransport Et Technigaz	3,902	212
Hermes International	22,424	11,308
Ipsen	59,104	7,857
IPSOS	18,645	645
Kering	10,505	4,186
Lagardere	6,748	226
Les Nouveaux Constructeurs	1,043	66

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
L’Oreal	34,312	$7,297
LVMH Moet Hennessy Louis Vuitton	45,288	12,499
Natixis	131,149	1,050
Nexity	18,692	1,142
Pernod Ricard	57,615	7,973
Peugeot	488,541	11,638
Publicis Groupe	187,879	13,125
Remy Cointreau	486	58
Safran	30,650	3,132
Sanofi	167,842	16,669
Schneider Electric *	436,592	38,003
SCOR	28,161	1,181
SEB	117	21
Societe Generale	275,171	16,114
Sodexo	61,583	7,681
SPIE	261,185	7,188
Television Francaise 1	18,686	273
Thales	122,867	13,912
Total	148,479	7,977
UBISOFT Entertainment *	6,237	429
Valeo	192,338	14,275
Vetoquinol	352	23
Wendel	3,496	566
Zodiac Aerospace	15,004	434

		318,947

Germany — 6.3%
Adidas	70,330	15,914
Allianz	80,728	18,128
AURELIUS Equity Opportunities & KGaA (A)	198,164	13,035
BASF	258,094	27,473
Beiersdorf	120,566	12,975
Borussia Dortmund GmbH & KGaA	42,113	408
Brenntag	91,547	5,099
Commerzbank *	31,311	426
Continental	31,340	7,957
Covestro (B)	21,740	1,870
CTS Eventim & KGaA	138,095	6,029
Deutsche Boerse	150,098	16,274
Deutsche Lufthansa	413,508	11,493
Deutsche Post	21,314	949
Evotec *	25,996	617
Fraport Frankfurt Airport Services Worldwide	6,879	653
Gerresheimer	6,047	468
Hamburger Hafen und Logistik	7,969	251
Hannover Rueck	34,105	4,111
HeidelbergCement	2,883	296
Heidelberger Druckmaschinen *	275,287	1,123
Hella KGaA Hueck	165,202	9,741
Hochtief	52,812	8,912
HUGO BOSS	1,958	173
Indus Holding	60,562	4,480
Infineon Technologies	100,884	2,537

16	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kloeckner	96,437	$1,237
Koenig & Bauer	17,940	1,479
LANXESS	4,328	342
Linde	76,114	15,877
Merck	7,329	815
Muenchener Rueckversicherungs	845	181
OSRAM Licht	26,452	2,111
Puma	2,210	860
Rheinmetall	2,554	288
RWE *	15,769	358
SAP	251,583	27,568
SAP ADR (A)	121,800	13,355
Siemens	112,747	15,888
Siltronic *	2,621	325
Suedzucker	26,401	567
Talanx	15,921	644
TUI	293,862	4,994
Uniper (A)	91,866	2,520

		260,801

Hong Kong — 2.8%
AIA Group	2,073,800	15,293
ASM Pacific Technology	374,800	5,398
BOC Hong Kong Holdings	572,000	2,779
Chaoda Modern Agriculture *	2,440,000	58
China Merchants Holdings International	1,977,338	6,101
China Mobile	2,238,240	22,681
CLP Holdings	19,500	200
CNOOC	13,537,000	17,470
Galaxy Entertainment Group *	2,378,000	16,745
Hang Lung Group	50,000	180
Hang Seng Bank	37,500	914
Henderson Land Development	1,076,831	7,135
Hongkong & Shanghai Hotels	212,500	355
I-CABLE Communications *	57,541	2
Jardine Strategic Holdings	13,000	562
Melco Resorts & Entertainment ADR	39,200	945
MTR	40,000	234
New World Development	182,000	261
Samsonite International	1,654,200	7,095
Sands China	333,600	1,736
SITC International Holdings	1,274,220	1,155
Swire Properties	177,800	603
Techtronic Industries	1,272,000	6,791
Wheelock	43,000	303

		114,996

India — 0.2%
HDFC Bank ADR	99,237	9,563

Indonesia — 0.0%
Telekomunikasi Indonesia Persero	1,858,000	646

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ireland — 0.8%
Allied Irish Banks	2,949,069	$17,728
CRH	36,830	1,405
Experian	715,895	14,398

		33,531

Israel — 1.1%
Azrieli Group	3,231	179
Bank Hapoalim	921,884	6,457
Bank Leumi Le-Israel	2,477,985	13,177
Check Point Software Technologies *	141,144	16,093
Elbit Systems	5,507	809
Frutarom Industries	6,781	523
Israel Discount Bank, Cl A *	324,589	820
Mizrahi Tefahot Bank	101,887	1,828
Teva Pharmaceutical Industries ADR (A)	252,452	4,443

		44,329

Italy — 3.4%
Autogrill	121,385	1,579
Azimut Holding	273,670	5,921
Buzzi Unicem	429,126	11,587
CNH Industrial	190,870	2,293
Enel	985,553	5,936
EXOR	98,885	6,272
Ferrari	88,346	9,765
Fiat Chrysler Automobiles *	1,282,258	22,981
GEDI Gruppo Editoriale *	69,934	62
Hera	156,915	493
Juventus Football Club *	195,403	183
Leonardo	6,270	117
Luxottica Group	114,558	6,405
Maire Tecnimont (A)	114,992	636
Prysmian	16,018	541
Recordati	234,942	10,832
Saras	692,920	1,858
Societa Iniziative Autostradali e Servizi	74,009	1,182
Tenaris (A)	1,160,933	16,469
UniCredit *	1,705,649	36,336

		141,448

Japan — 17.0%
77 Bank	53,800	1,329
Aeon Mall	82,000	1,459
Amada Holdings	34,700	381
ANA Holdings	82,800	3,133
Arcland Sakamoto	33,400	503
Asahi Breweries	22,800	923
Asahi Glass	210,200	7,796
Asahi Kasei	217,000	2,670
Bandai Namco Holdings	4,800	165
Benesse	108,400	3,910
Bridgestone	138,700	6,291
Brother Industries	38,800	902

SEI Institutional International Trust / Annual Report / September 30, 2017	17

SCHEDULE OF INVESTMENTS

September 30, 2017

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Canon Marketing Japan	144,800	$3,459
Central Japan Railway	3,400	596
Dai Nippon Printing	486,500	11,639
Daikin Industries	125,000	12,654
Daikyo	100,100	1,965
Daito Trust Construction	67,600	12,311
Daiwa House Industry	232,200	8,014
Disco	6,700	1,362
East Japan Railway	222,200	20,500
en-japan	19,700	722
Fanuc *	2,100	425
Fuji Film Holdings	262,900	10,199
Fujitsu	1,564,000	11,614
Fujitsu General	19,600	396
Furukawa Electric	116,400	6,391
Goldcrest	21,700	514
Gree	71,100	486
GungHo Online Entertainment *(A)	191,400	517
Hakudo	5,300	100
Haseko	248,700	3,314
Hikari Tsushin	1,700	213
Hitachi *	2,151,000	15,151
Hitachi Chemical	7,800	214
Hitachi Construction Machinery *	17,700	524
Hitachi High-Technologies	4,900	178
Hitachi Metals	16,800	234
Hoya *	123,400	6,660
Itochu (A)	91,600	1,500
Japan Airlines	679,700	22,994
Japan Tobacco	307,400	10,071
Kajima	82,000	814
Kansai Electric Power	130,400	1,668
Kansai Paint	384,600	9,676
Kao	116,500	6,851
KDDI	948,000	24,987
Keikyu	27,000	547
Keyence	93,300	49,524
Kirin Brewery	71,200	1,675
Koito Manufacturing *	202,110	12,676
Kokuyo	61,200	1,036
Komatsu	609,300	17,327
Konami Holdings	127,200	6,113
Kose	54,400	6,229
K’s Holdings	62,200	1,378
Kuraray	55,200	1,032
Kyocera *	18,500	1,147
Kyushu Electric Power	15,600	166
Lion	31,200	569
Mabuchi Motor	284,600	14,234
Makita	24,700	995
Marubeni	25,600	175
McDonald’s Holdings Japan	10,600	469

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mebuki Financial Group	15,200	$59
MISUMI Group	13,900	366
Mitsubishi Chemical Holdings *	650,200	6,192
Mitsubishi Electric	44,300	692
Mitsubishi Gas Chemical	211,200	4,948
Mitsubishi Tanabe Pharma	52,600	1,206
Mitsui OSK Lines	7,200	218
Mixi *	84,900	4,095
Mochida Pharmaceutical	6,000	441
Morinaga Milk Industry	29,000	1,108
MS&AD Insurance Group Holdings	532,000	17,123
Nabtesco	123,200	4,575
NH Foods	43,000	1,182
Nidec	18,000	2,210
Nikon *	213,700	3,704
Nippon Express	12,900	840
Nippon Light Metal Holdings	214,000	608
Nippon Paint Holdings	10,100	343
Nippon Soda	166,000	1,009
Nippon Telegraph & Telephone	94,300	4,320
Nippon Telegraph & Telephone ADR	439,238	20,082
Nippon Valqua Industries	11,600	283
Nisshin Oillio Group	4,800	157
Nitori Holdings	8,700	1,244
Nitto Kogyo	13,600	240
North Pacific Bank	232,900	737
NSK	28,200	380
Oenon Holdings	24,200	67
Oji Holdings	39,000	210
Okasan Securities Group *	117,000	671
Omron *	311,000	15,831
Oracle Japan *	3,800	298
Otsuka	8,100	519
Panasonic	629,800	9,123
Persol Holdings (A)	520,722	12,134
Pigeon	354,464	12,108
Plenus	37,900	837
Pola Orbis Holdings	6,100	185
Prima Meat Packers	137,000	926
Recruit Holdings	199,600	4,321
Rohm	161,200	13,805
Ryohin Keikaku	2,500	736
Saizeriya	74,900	2,059
Santen Pharmaceutical	446,200	7,028
Sawada Holdings *	3,700	33
SBI Holdings *	55,700	838
Seiko Epson	6,600	160
Sekisui Chemical	98,400	1,935
Sekisui House	1,018,800	17,165
Seven & I Holdings	244,700	9,445
Sharp *(A)	25,100	757
Shimamura	1,400	168

18	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Shin-Etsu Chemical	5,200	$465
Shionogi	150,000	8,197
Shiseido	8,800	352
Showa	20,500	252
SMC	27,900	9,837
Stanley Electric	24,700	846
Start Today	26,100	827
Sumitomo (A)	151,800	2,183
Sumitomo Chemical	31,000	194
Sumitomo Heavy Industries	17,600	705
Sumitomo Mitsui Financial Group	248,900	9,552
Sumitomo Mitsui Trust Holdings	380,822	13,739
Sumitomo Rubber Industries	33,800	619
Suzuken	11,400	405
Suzuki Motor	33,800	1,772
Sysmex	102,200	6,519
T&D Holdings	23,500	341
Taisei	17,000	891
Takeda Pharmaceutical	206,500	11,400
THK *	19,000	646
TIS	53,400	1,575
Tochigi Bank	65,000	277
Toho	11,200	391
Tokyo Electric Power Holdings *	845,200	3,409
Tokyo Electron	51,100	7,844
Tomy	19,300	267
Toppan Printing	8,000	79
Topre	188,800	5,795
Tosoh	162,500	3,661
TOTO	260,200	10,957
Toyota Motor	107,600	6,414
Toyota Motor ADR (A)	148,433	17,689
Trend Micro *	6,600	325
Ube Industries	215,300	6,216
Ulvac	36,500	2,293
USS	42,800	863
Wacoal Holdings	418,852	11,944
Warabeya Nichiyo	13,300	339
West Japan Railway	8,800	612
Yakult Honsha	15,500	1,117
Yamaha Motor	35,700	1,069
Yaskawa Electric	49,600	1,571
Yokogawa Electric	11,000	187
Yokohama Rubber	7,700	159

		698,183

Malaysia — 0.1%
Malaysian Pacific Industries	63,100	200
Tenaga Nasional	522,600	1,772

		1,972

Malta — 0.0%
BGP Holdings *	198,683	–

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mexico — 0.3%
Alfa, Cl A	4,914,400	$6,211
Wal-Mart de Mexico	2,761,800	6,342

		12,553

Netherlands — 5.6%
ABN AMRO Group (B)	50,461	1,512
AerCap Holdings *	179,600	9,179
Akzo Nobel	208,377	19,244
Arcadis	18,155	391
ArcelorMittal *	116,981	3,018
ASML Holding	118,129	20,117
ASR Nederland	71,120	2,846
Coca-Cola European Partners	7,500	315
Heineken	85,048	8,411
Heineken Holding	36,000	3,383
ING Groep	1,514,909	27,938
Koninklijke DSM	255,757	20,941
NN Group	4,956	207
Randstad Holding	18,078	1,119
Refresco Group (B)	348,609	7,023
RELX (AEX)	60,725	1,293
Royal Dutch Shell, Cl A	701,781	21,214
Royal Dutch Shell, Cl B	1,040,427	32,029
Royal Dutch Shell ADR, Cl B (A)	278,352	17,408
Unilever	329,530	19,494
Wolters Kluwer	304,927	14,093

		231,175

New Zealand — 0.1%
Air New Zealand	896,722	2,184
Fisher & Paykel Healthcare	43,051	398
Meridian Energy	103,207	212
Spark New Zealand	189,082	499

		3,293

Norway — 1.2%
Aker Solutions *	1,623,185	8,593
DNB	15,546	313
Marine Harvest *	859,245	17,001
Norsk Hydro	1,442,752	10,494
Statoil	6,479	130
Telenor	650,214	13,755

		50,286

Poland — 0.0%
Emperia Holding *	3,171	82

Portugal — 0.0%
CTT Correios de Portugal	61,914	373
Jeronimo Martins	52,423	1,035
Navigator	50,665	247

		1,655

SEI Institutional International Trust / Annual Report / September 30, 2017	19

SCHEDULE OF INVESTMENTS

September 30, 2017

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Russia — 0.2%
Yandex, Cl A *	230,338	$7,590

Singapore — 1.0%
CapitaLand Commercial Trust ‡	129,700	158
City Developments	1,516,300	12,651
DBS Group Holdings	687,700	10,544
Hong Leong Finance	56,400	107
Oversea-Chinese Banking	1,349,500	11,091
Singapore Airlines	133,700	989
Singapore Technologies Engineering	1,934,200	4,900
Sunningdale Tech	120,900	175
United Overseas Bank	48,500	839
UOL Group	103,100	616

		42,070

South Africa — 0.1%
Investec	416,323	3,022

South Korea — 2.2%
Amorepacific	7,278	1,649
KT ADR	490,614	6,805
LG Display ADR	309,560	4,154
Samsung Electronics	18,310	40,989
SK Hynix	12,263	888
SK Telecom	85,516	19,039
SK Telecom ADR	675,621	16,614

		90,138

Spain — 1.7%
ACS Actividades de Construccion y Servicios	295,899	10,968
Aena (B)	13,208	2,385
Amadeus IT Holding, Cl A	31,887	2,073
Banco Bilbao Vizcaya Argentaria	1,555,556	13,905
Banco de Sabadell	131,452	274
Bankinter	131,920	1,248
CaixaBank	1,896,787	9,508
Ence Energia y Celulosa	75,481	393
Endesa	405,987	9,155
Iberdrola	261,042	2,028
Industria de Diseno Textil	126,549	4,770
International Consolidated Airlines Group *	97,940	780
Mapfre	177,058	577
Melia Hotels International	71,989	1,041
Repsol	242,281	4,465
Unicaja Banco *(B)	4,092,000	6,289

		69,859

Sweden — 2.3%
Alfa Laval	384,287	9,364
Atlas Copco, Cl A	480,459	20,302
Atlas Copco, Cl B	16,696	646
Boliden	44,645	1,508
Electrolux, Cl B	319,001	10,810
Granges (A)	56,966	651

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Industrivarden, Cl C	6,979	$176
Investor, Cl B	51,365	2,532
Kinnevik	11,904	387
Millicom International Cellular	192,479	12,675
NCC, Cl B	29,859	707
Nordea Bank	670,248	9,065
Oriflame Holding	64,368	2,189
Sandvik	510,602	8,789
Skanska, Cl B	7,503	174
Ssab Svenskt Stal, Cl A *	80,829	389
Telefonaktiebolaget LM Ericsson ADR	1,643,012	9,447
Volvo, Cl B	334,816	6,440

		96,251

Switzerland — 7.1%
ABB	1,015,347	25,121
Adecco Group	208,369	16,237
Aryzta	242,744	7,461
Baloise Holding	8,304	1,315
Barry Callebaut *	141	216
Cie Financiere Richemont	301,410	27,568
Coca-Cola HBC	35,493	1,202
Emmi	1,041	683
EMS-Chemie Holding	1,356	902
Geberit	4,156	1,968
Givaudan	4,895	10,659
Idorsia *	16,929	303
Julius Baer Group	147,452	8,732
Kuehne & Nagel International	1,633	303
LafargeHolcim	9,516	557
Lonza Group	40,802	10,711
Nestle	327,622	27,460
Novartis	342,167	29,315
Pargesa Holding	1,843	153
Partners Group Holding	15,782	10,716
Roche Holding	169,059	43,191
Schindler Holding	5,494	1,207
SGS	4,389	10,537
Siegfried Holding	422	139
Sika	356	2,651
Sonova Holding	41,612	7,066
Straumann Holding	6,797	4,369
Swiss Life Holding	36,212	12,765
Swiss Re	57,488	5,210
Tecan Group	3,617	749
UBS Group	393,725	6,734
Zurich Insurance Group	49,820	15,210

		291,410

Taiwan — 0.6%
General Interface Solution Holding	214,000	2,128
HannStar Display	7,204,000	2,791
Hon Hai Precision Industry	2,968,764	10,280

20	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Primax Electronics	164,000	$406
Taiwan Semiconductor Manufacturing ADR	250,840	9,419
UPC Technology	733,000	389

		25,413

Thailand — 0.0%
Bangchak	818,300	982
Banpu	834,200	440

		1,422

Turkey — 0.1%
Tupras Turkiye Petrol Rafinerileri	82,890	2,834
Turkiye Is Bankasi, Cl C	92,120	176
Turkiye Vakiflar Bankasi Tao, Cl D	758,569	1,338

		4,348

United Kingdom — 14.1%
3i Group	360,582	4,417
Abcam	27,895	382
Anglo American	125,572	2,257
Aon	86,500	12,638
Ashtead Group	510,521	12,322
Associated British Foods	95,811	4,104
AstraZeneca	386,556	25,698
AstraZeneca ADR (A)	19,065	646
Aviva	2,520,581	17,399
BAE Systems	111,988	949
Balfour Beatty	2,312,426	8,352
Bank of Ireland Group *	1,366,167	11,184
Barclays	12,622,922	32,745
Barratt Developments	168,267	1,387
Berkeley Group Holdings	66,360	3,309
BHP Billiton (LSE)	419,207	7,393
BP	4,206,244	26,936
BP ADR	175,984	6,763
British American Tobacco	518,259	32,485
Bunzl	293,630	8,931
Burberry Group	61,541	1,453
Carnival	258,631	16,458
Cobham *	5,763,786	11,267
Compass Group	1,085,963	23,064
DCC	63,735	6,195
Diageo	305,358	10,050
easyJet	34,938	570
Evraz	38,582	162
Ferrexpo	80,631	316
G4S	93,470	349
Genus	13,935	392
GlaxoSmithKline	1,394,407	27,847
Glencore	1,117,483	5,127
Hays	1,246,426	3,167
Howden Joinery Group	1,103,780	6,383
HSBC Holdings	902,498	8,925
Imperial Brands ADR	12,508	541

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Inchcape	57,618	$667
Indivior *	326,107	1,486
InterContinental Hotels Group	33,314	1,765
Intertek Group	6,862	459
Investec (LSE)	455,248	3,329
JD Sports Fashion	95,690	481
Legal & General Group	683,357	2,383
Lloyds Banking Group	23,508,682	21,362
London Stock Exchange Group	17,141	881
Micro Focus International	136,197	4,362
Mondi	205,971	5,541
NEX Group	75,308	669
Pagegroup	34,532	231
Persimmon	106,231	3,680
Provident Financial	3,051	34
Prudential	952,903	22,840
QinetiQ Group	319,745	1,059
Reckitt Benckiser Group	158,330	14,472
Redrow	61,682	490
RELX	662,261	14,545
Rio Tinto (LSE)	10,290	479
Royal Bank of Scotland Group *	5,800,199	20,879
RSA Insurance Group	197,746	1,653
Schroders	105,802	4,762
Segro ‡	98,617	709
Smith & Nephew	47,772	864
Smiths Group	455,874	9,645
Spectris	196,504	6,354
SSE	634,804	11,898
SSP Group	45,002	325
St. James’s Place	545,080	8,381
Standard Life Aberdeen	121,375	706
Subsea 7 *	476,602	7,825
Tate & Lyle	97,498	848
Taylor Wimpey	564,507	1,481
Tesco *	6,658,381	16,719
Travis Perkins	508,433	9,877
Unilever	11,890	689
Vodafone Group	5,365,472	15,031
Weir Group	473,423	12,481
Wm Morrison Supermarkets	60,144	189
Worldpay Group (B)	898,037	4,904

		579,998

United States — 5.0%
Accenture, Cl A	99,226	13,402
Agilent Technologies	87,266	5,602
Alphabet, Cl C *	8,086	7,755
Axis Capital Holdings	298,339	17,098
Barracuda Networks *	373,776	9,057
Canadian Pacific Railway (NYSE)	79,234	13,314
Chubb	100,906	14,384
Constellium, Cl A *	23,630	242

SEI Institutional International Trust / Annual Report / September 30, 2017	21

SCHEDULE OF INVESTMENTS

September 30, 2017

International Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Core Laboratories (A)	101,951	$10,063
Delphi Automotive	49,400	4,861
Facebook, Cl A *	50,641	8,653
Flextronics International *	671,017	11,119
ICON *	218,119	24,839
International Game Technology	92,063	2,260
Luxoft Holding, Cl A *	222,618	10,641
Masonite International *	117,839	8,154
Nielsen Holdings	145,200	6,019
ProPetro Holding *	507,495	7,283
Sensata Technologies Holding *	157,900	7,590
STMicroelectronics (NYSE), Cl Y	59,255	1,151
TE Connectivity	71,934	5,975
UBS Group (NYSE)	1,038,014	17,802

		207,264

Total Common Stock (Cost $3,257,189) ($ Thousands)		3,837,820

PREFERRED STOCK — 1.7%
Germany — 1.2%
Fuchs Petrolub	12,778	757
Henkel	76,061	10,354
Volkswagen	251,595	41,046

		52,157

South Korea — 0.5%
Hyundai Motor	99,732	8,151
Samsung Electronics	6,339	11,412

		19,563

Total Preferred Stock (Cost $67,272) ($ Thousands)		71,720

	Number of Rights

RIGHTS — 0.0%
Singapore — 0.0%
CapitaLand Commercial Trust, Expires 10/24/2017 *	21,530	5

Total Rights (Cost $—) ($ Thousands)		5

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 3.2%
SEI Liquidity Fund, L.P. 1.110% **†(C)	131,088,732	$131,091

Total Affiliated Partnership (Cost $131,087) ($ Thousands)		131,091

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†	106,620,178	106,620

Total Cash Equivalent (Cost $106,620) ($ Thousands)		106,620

Total Investments in Securities— 100.7% (Cost $3,562,168) ($ Thousands)		$4,147,256

22	SEI Institutional International Trust / Annual Report / September 30, 2017

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	1,048	Dec-2017	43,788	44,305	1,087
FTSE 100 Index	245	Dec-2017	23,846	24,092	(154)
Hang Seng Index	34	Oct-2017	5,953	5,989	36
SPI 200 Index	90	Dec-2017	10,229	10,007	(69)
Topix Index	196	Dec-2017	28,350	29,165	1,745

			112,166	113,558	2,645

Percentages are based on Net Assets of $4,118,501 ($ Thousands).

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of September 30, 2017.

†	Investment in Affiliated Security (See Note 5).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 9). The total market value of securities on loan at September 30, 2017 was $130,618 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $42,783 ($ Thousands), representing 1.0% of the Net Assets of the Fund.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2017 was $131,091 ($ Thousands).

ADR — American Depositary Receipt

AEX — Amsterdam Stock Exchange

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

L.P. — Limited Partnership

LSE — London Stock Exchange

NYSE — New York Stock Exchange

SPI — Share Price Index

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$3,814,027	$23,793	$–	$3,837,820
Preferred Stock	71,720	–	–	71,720
Rights	5	–	–	5
Affiliated Partnership	–	131,091	–	131,091
Cash Equivalent	106,620	–	–	106,620

Total Investments in Securities	$3,992,372	$154,884	$—	$4,147,256

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$2,868	$–	$–	$2,868
Unrealized Depreciation	(223)	–	–	(223)

Total Other Financial Instruments	$2,645	$–	$–	$2,645

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The following in a summary of the transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value at 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$284,416	$1,464,028	$(1,617,354)	$(3)	$4	$131,091	$1,925
SEI Daily Income Trust, Government Fund, Cl F	34,929	636,119	(564,428)	—	—	106,620	589

Totals	$319,345	$2,100,147	$(2,181,782)	$(3)	$4	$237,711	$2,514

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2017	23

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Market Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.9%
Argentina — 0.5%
Arcos Dorados Holdings, Cl A *	240,500	$2,417
Cresud SACIF y A ADR *	84,609	1,580
Grupo Supervielle ADR	56,116	1,386
IRSA Inversiones y Representaciones ADR *	75,700	1,858
YPF ADR	141,126	3,144

		10,385

Austria — 0.2%
Erste Group Bank	107,171	4,630

Brazil — 6.4%
Ambev	352,400	2,344
Ambev ADR	154,570	1,019
Arezzo Industria e Comercio	69,300	1,102
Atacadao Distribuicao Comercio e Industria *	965,900	4,733
B2W Cia Digital *	1,495,884	9,907
B3 - Brasil Bolsa Balcao *	668,200	5,042
Banco Bradesco ADR *	1,144,864	12,674
Banco do Brasil *	330,100	3,647
Banco Santander Brasil ADR	117,500	1,027
BB Seguridade Participacoes	48,200	434
Braskem ADR	25,510	682
BRF ADR *(A)	182,300	2,627
CCR	174,013	979
Cia de Saneamento Basico do Estado de Sao Paulo *	73,400	771
Cielo	253,931	1,761
Cosan Industria e Comercio	404,237	4,616
Cyrela Brazil Realty Empreendimentos e Participacoes	173,700	754
EDP - Energias do Brasil *	398,900	1,914
Energisa	488,038	3,919
Engie Brasil Energia	31,600	365

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Estacio Participacoes	54,400	$533
Fleury	99,800	929
Gerdau ADR	86,032	295
Hypermarcas	502,660	5,099
JBS	214,000	576
Kroton Educacional	1,026,500	6,481
Lojas Renner	258,590	2,943
Magazine Luiza	8,000	187
MRV Engenharia e Participacoes	269,500	1,166
Petroleo Brasileiro ADR *(A)	1,410,203	14,158
Porto Seguro *	93,000	1,108
Qualicorp	288,207	3,419
Rumo *	2,215,686	8,462
Smiles	54,900	1,388
Telefonica Brasil ADR	374,481	5,932
TIM Participacoes ADR	247,200	4,519
Vale *	264,400	2,680
Vale ADR, Cl B *(A)	433,567	4,366

		124,558

Canada — 0.7%
First Quantum Minerals	1,099,951	12,322
Parex Resources *	115,671	1,392

		13,714

Chile — 0.6%
Banco Santander Chile	19,521,854	1,453
Centros Comerciales Sudamericanos	709,481	2,172
Cia Cervecerias Unidas ADR	74,377	2,003
Embotelladora Andina ADR, Cl B	10,559	291
Enel Generacion Chile	557,757	488
SACI Falabella	376,290	3,675
Sociedad Quimica y Minera de Chile ADR	26,800	1,492

		11,574

China — 21.3%
51job ADR *	8,838	536
AAC Technologies Holdings	87,633	1,472
Agricultural Bank of China	15,534,932	6,961
Air China	1,294,000	1,075
Alibaba Group Holding ADR *(A)	308,171	53,224
Angang Steel (A)	8,952,768	7,897
Anhui Conch Cement (A)	826,000	3,294
ANTA Sports Products (A)	1,074,069	4,517
Baidu ADR *	133,249	33,004
Bank of China	12,244,105	6,035
Beijing Capital International Airport	1,216,000	1,812
Bitauto Holdings ADR *	24,416	1,091
Changyou.com ADR *	98,500	3,902
China Communications Services	2,440,000	1,256
China Construction Bank	17,490,379	14,511
China Life Insurance	1,033,000	3,075
China Merchants Bank	925,076	3,251
China National Building Material (A)	8,041,000	5,570

24	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China Petroleum & Chemical	7,072,839	$5,297
China Railway Construction (A)	938,500	1,190
China Shenhua Energy	2,003,000	4,708
China Telecom	3,486,000	1,785
China Vanke	411,700	1,355
Chongqing Rural Commercial Bank	1,772,612	1,123
CITIC Securities	3,165,900	6,964
COSCO SHIPPING Holdings *(A)	1,202,538	645
Ctrip.com International ADR *	206,230	10,877
Dongfeng Motor Group (A)	2,722,000	3,596
ENN Energy Holdings (A)	303,000	2,196
Fosun International (A)	169,000	356
Great Wall Motor	463,500	570
Guangzhou R&F Properties	2,208,000	5,117
Huaneng Power International	1,120,000	693
Industrial & Commercial Bank of China	35,423,868	26,305
JD.com ADR *	193,642	7,397
Jiangsu Expressway	742,000	1,136
KWG Property Holding	441,370	472
Longfor Properties	373,500	942
NetEase ADR	23,974	6,325
New Oriental Education & Technology Group ADR	29,779	2,628
PICC Property & Casualty	2,773,700	4,894
Ping An Insurance Group of China	2,256,357	17,318
SINA *	177,159	25,877
Sino-Ocean Group Holding	3,069,500	2,047
Sinopec Engineering Group	1,606,000	1,417
Sinopec Shanghai Petrochemical	9,304,000	5,539
Sinotrans	1,006,000	511
Sinotrans Shipping	465,500	134
Sinotruk Hong Kong	266,500	369
Sohu.com *	171,500	9,338
TAL Education Group ADR *(A)	48,780	1,644
Tencent Holdings	1,476,425	63,551
Tingyi Cayman Islands Holding (A)	2,254,000	3,394
TravelSky Technology	735,000	1,915
Tsingtao Brewery (A)	288,000	1,102
Uni-President China Holdings	3,953,400	3,892
Vipshop Holdings ADR *	278,771	2,450
Want Want China Holdings (A)	2,982,000	2,096
Weibo ADR *(A)	46,760	4,626
Weichai Power (A)	1,476,000	1,618
Zhejiang Expressway	2,292,000	2,849
Zhuzhou CRRC Times Electric (A)	1,044,200	5,849
ZTE *	1,030,200	3,370
ZTO Express Cayman ADR *(A)	252,700	3,548

		413,508

Colombia — 0.2%
Bancolombia ADR, Cl R	89,055	4,078

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Czech Republic — 0.2%
CEZ	28,956	$581
Komercni Banka	68,250	2,980

		3,561

Egypt — 0.2%
Commercial International Bank Egypt SAE GDR	911,421	4,142

Greece — 0.4%
Eurobank Ergasias *	4,031,961	3,565
Hellenic Telecommunications Organization	103,411	1,251
JUMBO	18,292	303
National Bank of Greece *	8,609,353	2,921
OPAP	14,030	148
Titan Cement	5,429	138

		8,326

Hong Kong — 7.8%
ASM Pacific Technology	290,000	4,177
Beijing Enterprises Holdings	474,200	2,550
Beijing Enterprises Water Group	3,460,000	2,786
Brilliance China Automotive Holdings (A)	4,989,808	13,288
Chaoda Modern Agriculture *	2,056,181	49
China Conch Venture Holdings	766,500	1,492
China Everbright International (A)	5,056,100	6,344
China Gas Holdings (A)	818,000	2,451
China High Precision Automation Group *	1,385,624	—
China Medical System Holdings	4,895,200	8,549
China Mengniu Dairy *(A)	1,358,000	3,799
China Mobile	1,235,541	12,520
China Mobile ADR	111,540	5,640
China Overseas Land & Investment	1,112,549	3,618
China Resources Power Holdings	1,772,000	3,199
China State Construction International
Holdings	5,177,923	7,544
China Taiping Insurance Holdings	678,791	1,816
China Travel International Investment Hong Kong	786,000	288
CITIC	3,032,000	4,480
CNOOC	4,940,607	6,376
CSPC Pharmaceutical Group	564,000	944
Fuyao Glass Industry Group (B)	30,400	110
Galaxy Entertainment Group *	944,548	6,651
Geely Automobile Holdings	569,000	1,603
Guangzhou Automobile Group	1,704,000	3,944
Haier Electronics Group	1,319,100	3,215
Hengan International Group (A)	149,500	1,384
Li Ning *	2,994,500	2,668
Minth Group	668,350	3,500
People’s Insurance Group of China	4,215,000	1,883
Semiconductor Manufacturing International *(A)	1,994,000	2,252
Shandong Weigao Group Medical Polymer	1,132,000	801

SEI Institutional International Trust / Annual Report / September 30, 2017	25

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Shanghai Industrial Holdings	295,000	$893
Shimao Property Holdings	1,201,500	2,606
Sihuan Pharmaceutical Holdings Group	1,520,000	553
Sino Biopharmaceutical	3,574,200	3,780
SMI Holdings Group (A)	1,911,200	1,006
Sun Art Retail Group (A)	2,367,000	2,197
Sunny Optical Technology Group	835,394	13,284
Techtronic Industries	782,000	4,175
United RUSAL	2,253,000	1,699
Yuexiu Property	6,198,000	1,262

		151,376

Hungary — 0.2%
MOL Hungarian Oil & Gas	161,408	1,843
Richter Gedeon Nyrt	85,263	2,125

		3,968

India — 8.6%
Adani Ports & Special Economic Zone	1,111,515	6,411
Apollo Tyres	171,448	645
APS Holdings *	1	–
Aurobindo Pharma	146,689	1,553
Axis Bank	350,513	2,732
Bajaj Auto	111,081	5,288
Bharat Forge	323,712	2,919
Bharat Petroleum	92,280	666
Bharti Infratel	1,027,078	6,264
Cummins India	231,979	3,283
Dabur India	591,637	2,763
Dewan Housing Finance	387,915	3,264
Glenmark Pharmaceuticals	174,650	1,600
HCL Technologies	579,172	7,757
HDFC Bank ADR	76,559	7,378
Hero MotoCorp	52,111	3,011
Hexaware Technologies	83,114	343
Hindalco Industries	577,782	2,128
Hindustan Petroleum	169,941	1,110
Hindustan Unilever	136,726	2,457
Housing Development Finance	201,845	5,383
ICICI Bank	1,095,787	4,640
ICICI Bank ADR	1,173,866	10,048
Indiabulls Housing Finance	141,972	2,623
Indian Oil	135,150	829
Infosys	439,661	6,057
Infosys ADR (A)	56,388	823
ITC	362,200	1,432
Mahindra & Mahindra	24,117	463
Mahindra & Mahindra Financial Services	387,071	2,444
Maruti Udyog	3,375	412
Muthoot Finance	126,454	919
National Aluminium	154,450	185
NHPC	1,617,096	670
NMDC	219,795	396

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Oil & Natural Gas	429,502	$1,124
Oil India	87,864	476
Parag Milk Foods (B)	276,910	1,042
PC Jeweller	85,641	434
Petronet LNG	599,012	2,120
Power Finance	3,184,180	5,942
Power Grid Corp of India	1,069,379	3,454
Prestige Estates Projects	456,135	1,908
Reliance Capital	149,206	1,339
Reliance Home Finance *	88,684	135
Reliance Industries	405,282	4,845
Reliance Industries GDR (B)	762,422	18,184
Rural Electrification	337,479	790
SH Kelkar (B)	384,504	1,481
Shriram Transport Finance	202,782	3,273
Tata Chemicals	191,289	1,884
Tata Consultancy Services	165,890	6,187
Tata Global Beverages	398,744	1,256
Tata Motors ADR *	83,348	2,606
Tata Steel	55,651	556
Tech Mahindra	358,583	2,513
Vedanta	1,346,407	6,478
Zee Entertainment Enterprises	130,355	1,038

		167,961

Indonesia — 1.8%
Adaro Energy	6,555,500	888
Astra International	5,383,800	3,158
Bank Central Asia	1,594,573	2,403
Bank Negara Indonesia Persero	3,751,300	2,061
Bank Rakyat Indonesia Persero	7,207,361	8,174
Matahari Department Store	4,500,300	3,099
Perusahaan Gas Negara Persero	2,115,700	247
Sumber Alfaria Trijaya	33,071,700	1,706
Surya Citra Media	5,994,700	975
Tambang Batubara Bukit Asam	1,035,800	804
Telekomunikasi Indonesia Persero	15,821,315	5,497
United Tractors	2,170,130	5,156

		34,168

Jordan — 0.1%
Hikma Pharmaceuticals (A)	49,350	802

Malaysia — 0.3%
AirAsia	354,700	290
AMMB Holdings	356,900	369
Bursa Malaysia	53,300	126
Genting	281,400	636
Inari Amertron	4,324,350	2,601
Kuala Lumpur Kepong	97,500	567
Petronas Dagangan	73,700	425
Top Glove	255,600	336
UEM Sunrise *	2,512,095	678

26	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westports Holdings	469,900	$424

		6,452

Mexico — 3.5%
America Movil, Ser L	1,068,474	951
America Movil ADR, Cl L	199,935	3,549
Cemex ADR *	306,518	2,783
Coca-Cola Femsa ADR	105,272	8,120
El Puerto de Liverpool (A)	53,700	435
Fomento Economico Mexicano	425,700	4,076
Fomento Economico Mexicano ADR	45,873	4,382
Genomma Lab Internacional, Cl B *	158,600	202
Gentera	1,192,800	1,938
Gruma, Cl B	79,885	1,176
Grupo Aeroportuario del Sureste, Cl B	19,620	375
Grupo Financiero Banorte, Cl O	2,122,322	14,652
Grupo Financiero Santander Mexico, Cl B	276,900	564
Grupo Financiero Santander Mexico ADR	368,965	3,723
Grupo GICSA *	2,047,600	1,350
Grupo Mexico, Ser B	1,614,200	4,958
Grupo Televisa ADR	154,225	3,805
Industrias Bachoco ADR	5,760	383
Infraestructura Energetica Nova	533,700	2,997
Kimberly-Clark de Mexico, Cl A	319,100	652
Megacable Holdings	164,200	686
Unifin Financiera	564,300	1,897
Wal-Mart de Mexico	2,249,234	5,165

		68,819

Netherlands — 0.1%
VEON ADR	221,060	924

Norway — 0.0%
Yara International	17,095	766

Peru — 0.9%
Cia de Minas Buenaventura ADR	420,887	5,383
Credicorp	55,399	11,358

		16,741

Philippines — 0.8%
Ayala	122,380	2,337
BDO Unibank	1,897,736	4,883
Cebu Air	201,950	436
DMCI Holdings	1,652,700	507
Globe Telecom	10,370	418
GT Capital Holdings	59,375	1,357
International Container Terminal Services	166,080	340
Metropolitan Bank & Trust	1,261,910	2,149
Pilipinas Shell Petroleum	941,740	1,261
PLDT	40,600	1,333
Semirara Mining & Power, Cl A	263,280	242
Vista Land & Lifescapes	2,371,200	297

		15,560

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Poland — 0.9%
Dino Polska *(B)	222,000	$4,042
Energa	267,913	985
Eurocash	29,662	315
KGHM Polska Miedz	62,071	2,000
Orange Polska *	228,925	332
PLAY Communications *(B)	375,904	3,825
Polski Koncern Naftowy Orlen	33,209	1,109
Powszechna Kasa Oszczednosci Bank
Polski *	215,822	2,093
Powszechny Zaklad Ubezpieczen (A)	198,615	2,507

		17,208

Portugal — 0.2%
Galp Energia, Cl B	237,080	4,203

Qatar — 0.1%
Industries Qatar QSC	5,690	143
Ooredoo QSC	33,024	752
Qatar National Bank	20,129	676

		1,571

Russia — 5.0%
Detsky Mir	952,100	1,699
Etalon Group GDR	56,800	235
Gazprom ADR	1,721,417	7,213
LUKOIL ADR	254,406	13,483
Magnit GDR	181,447	7,430
Mail.Ru Group GDR *	147,545	4,847
Mobile TeleSystems ADR	167,132	1,745
Novatek GDR	241	28
Novolipetsk Steel GDR	147,532	3,356
Rosneft Oil GDR	686,493	3,813
Sberbank of Russia ADR	1,870,354	26,677
Surgutneftegas ADR	123,038	624
X5 Retail Group GDR *	392,967	17,640
Yandex, Cl A *	247,258	8,147

		96,937

South Africa — 3.7%
AngloGold Ashanti ADR	58,100	540
Aspen Pharmacare Holdings	133,112	2,993
AVI	102,853	746
Barclays Africa Group	165,855	1,707
Barloworld	130,437	1,203
Bid (A)	141,785	3,191
Bidvest Group	25,142	322
Capitec Bank Holdings	38,116	2,425
Discovery	105,952	1,104
Exxaro Resources	191,178	1,739
FirstRand	1,770,420	6,822
Foschini Group	44,056	443
Gold Fields ADR	449,277	1,936
Imperial Holdings	94,580	1,339

SEI Institutional International Trust / Annual Report / September 30, 2017	27

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Investec	80,288	$583
JSE	243,200	2,231
Liberty Holdings	190,704	1,486
Life Healthcare Group Holdings	1,582,254	2,777
MMI Holdings	543,731	699
Mondi	87,546	2,344
MTN Group	86,193	794
Murray & Roberts Holdings	269,889	320
Naspers, Cl N	75,295	16,283
NEPI Rockcastle	21,753	296
Novus Holdings	26,043	13
Petra Diamonds *	832,419	938
Pick n Pay Stores	160,306	684
Sappi	171,159	1,167
Sasol	107,285	2,948
SPAR Group	110,108	1,362
Standard Bank Group	406,550	4,752
Telkom	402,637	1,768
Truworths International	247,748	1,417
Vodacom Group	135,676	1,619
Wilson Bayly Holmes-Ovcon	45,758	499
Woolworths Holdings	241,346	1,070

		72,560

South Korea — 12.6%
Amorepacific (A)	3,000	680
BGF retail (A)	55,294	4,007
Cheil Worldwide	22,184	353
CJ CGV (A)	31,048	1,746
CJ O Shopping	3,621	626
Com2uSCorp (A)	23,510	2,566
Coway	86,852	7,128
DGB Financial Group	75,445	692
Dongbu Insurance	19,852	1,265
Doosan Bobcat (A)	93,943	2,998
GS Home Shopping	4,031	764
Hana Financial Group	51,446	2,127
Hanon Systems	85,481	940
Hyosung	20,667	2,625
Hyundai Engineering & Construction	10,079	338
Hyundai Marine & Fire Insurance (A)	131,488	5,201
Hyundai Motor	42,788	5,622
Hyundai Robotics *	15,490	5,761
Industrial Bank of Korea	88,400	1,111
ING Life Insurance Korea (A)(B)	168,533	6,982
Kangwon Land	123,447	3,772
KB Financial Group	38,347	1,878
KB Financial Group ADR	60,897	2,986
KCC	8,106	2,650
Kia Motors	52,720	1,457
Korea Aerospace Industries (A)	122,013	4,655
Korea Electric Power	71,634	2,439
KT ADR	39,817	552

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KT&G	42,527	$3,917
LG	19,200	1,351
LG Chem	17,130	5,863
LG Electronics (A)	21,509	1,547
LG Household & Health Care (A)	1,567	1,281
LG Uplus	302,138	3,522
Lotte Chilsung Beverage	1,985	2,390
Lotte Confectionery (A)	16,137	2,382
LS Cable	17,261	1,188
Mando (A)	23,192	5,153
Meritz Fire & Marine Insurance (A)	44,892	966
Meritz Securities (A)	181,440	697
NAVER (A)	6,333	4,119
NCSoft (A)	16,145	6,548
Netmarble Games *(B)	2,921	386
NH Investment & Securities	157,898	1,875
Orion *(A)	31,938	2,705
Partron (A)	196,020	1,588
POSCO	15,858	4,389
Posco Daewoo	26,679	450
Samsung Electronics	30,127	67,443
Samsung Engineering *(A)	288,340	2,769
Samsung Life Insurance	25,835	2,549
Seoul Semiconductor (A)	101,019	2,214
SFA Engineering (A)	86,576	3,126
Shinhan Financial Group	67,056	2,945
SK Holdings	3,958	995
SK Hynix	241,976	17,514
SK Innovation	11,952	2,077
SK Telecom	27,311	6,081
SK Telecom ADR	345,820	8,504
SPC Samlip (A)	10,606	1,199
Woori Bank (A)	111,519	1,738

		245,392

Switzerland — 0.2%
Wizz Air Holdings *(B)	93,725	3,598

Taiwan — 10.0%
Accton Technology	1,066,200	3,428
Acer	1,411,000	705
Advanced Ceramic X	118,900	1,655
Advanced Semiconductor Engineering	2,415,745	2,956
Airtac International Group	241,681	3,331
Asustek Computer	363,000	2,987
Catcher Technology	252,040	2,348
Cathay Financial Holding	738,885	1,175
Chailease Holding	1,141,404	2,752
China Development Financial Holding	1,803,000	541
Chipbond Technology	574,000	958
Compal Electronics	2,646,000	1,880
CTBC Financial Holding	4,391,000	2,751
Cub Elecparts	155,500	1,828

28	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Delta Electronics	948,100	$4,877
Eclat Textile	219,040	2,662
Elite Advanced Laser	554,160	2,056
Elite Material	683,400	3,245
eMemory Technology	163,200	2,091
Epistar *	1,152,000	1,466
Evergreen Marine Taiwan *	1,585,000	915
Farglory Land Development	364,043	411
First Financial Holding	2,409,480	1,545
FLEXium Interconnect	500,462	1,914
Formosa Chemicals & Fibre	355,000	1,079
Formosa Plastics	272,000	823
Foxconn Technology	671,570	1,938
Hiwin Technologies	347,312	3,064
Hon Hai Precision Industry	5,230,303	18,111
Hota Industrial Manufacturing	1,375,251	6,485
Hu Lane Associate	207,700	1,164
Inventec	3,631,000	2,682
Kingpak Technology	283,110	2,542
King’s Town Bank	424,000	447
Largan Precision	15,446	2,715
Lite-On Technology	1,347,936	1,925
MediaTek	999,100	9,374
Merry Electronics	213,000	1,342
Micro-Star International	1,125,000	2,419
Nan Ya Plastics	201,000	495
Nanya Technology	1,392,000	3,939
Parade Technologies	282,600	4,492
Pegatron	1,496,000	3,883
Phison Electronics	315,000	3,740
President Chain Store	212,000	1,786
Quanta Computer	293,000	674
Radiant Opto-Electronics	461,000	1,079
Silicon Motion Technology ADR (A)	43,940	2,110
Taiwan Semiconductor Manufacturing	6,633,717	47,362
Taiwan Semiconductor Manufacturing ADR	278,066	10,441
Win Semiconductors	461,200	2,951
Wistron	2,611,315	2,088
WPG Holdings	1,239,000	1,649
Yuanta Financial Holding	4,869,000	2,095

		195,371

Thailand — 1.5%
Bangkok Bank Foreign (A)	376,600	2,202
Beauty Community	4,425,900	2,123
Carabao Group	335,300	877
CP Seven Eleven PCL (A)	1,328,500	2,659
Kasikornbank	340,800	2,115
Kiatnakin Bank NVDR (A)	445,500	932
Krung Thai Bank NVDR (A)	2,721,500	1,534
Land and Houses PCL NVDR (A)	3,276,900	973
PTT	237,150	2,901
PTT NVDR	74,900	916

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PTT Global Chemical	1,080,700	$2,495
PTT Global Chemical NVDR	304,400	703
Star Petroleum Refining NVDR	312,800	166
Thai Oil	2,099,700	5,824
Thai Oil NVDR	386,200	1,071
Thanachart Capital NVDR	662,100	968
Tisco Financial Group	276,600	639
Tisco Financial Group NVDR	240,200	555

		29,653

Turkey — 1.8%
Akbank Turk	2,007,428	5,306
Anadolu Efes Biracilik Ve Malt Sanayii	192,588	1,133
Arcelik	300,086	1,917
Aselsan Elektronik Sanayi Ve Ticaret	189,025	1,398
Coca-Cola Icecek	97,197	1,018
Emlak Konut Gayrimenkul Yatirim Ortakligi *‡	2,669,427	2,012
Eregli Demir ve Celik Fabrikalari	1,178,808	2,562
Ford Otomotiv Sanayi	125,073	1,604
KOC Holding	107,066	492
Mavi Giyim Sanayi Ve Ticaret, Cl B *(B)	133,500	1,915
TAV Havalimanlari Holding	270,328	1,342
Tofas Turk Otomobil Fabrikasi	265,385	2,305
Turkcell Iletisim Hizmetleri	1,022,102	3,647
Turkcell Iletisim Hizmetleri ADR	114,135	1,007
Turkiye Garanti Bankasi	1,384,085	3,768
Turkiye Is Bankasi, Cl C	685,689	1,307
Ulker Biskuvi Sanayi	373,314	2,031

		34,764

United Arab Emirates — 0.7%
Abu Dhabi Commercial Bank	435,745	843
Aldar Properties	3,419,100	2,171
Dubai Investments	1,903,333	1,202
Dubai Islamic Bank	2,012,356	3,318
Emaar Properties	2,611,962	6,041
First Abu Dhabi Bank	231,914	644

		14,219

United Kingdom — 1.3%
Anglo American	122,768	2,204
KAZ Minerals *	882,525	9,158
Mail.Ru Group (LSE) GDR *(A)	21,577	711
Novatek (LSE) GDR	19,315	2,266
RusHydro ADR	692,509	994
Tullow Oil *(A)	3,597,778	8,983

		24,316

United States — 0.1%
Globant *	36,080	1,446

SEI Institutional International Trust / Annual Report / September 30, 2017	29

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Market Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
PriceSmart	6,400	$571

		2,017

Total Common Stock (Cost $1,529,001) ($ Thousands)		1,807,822

PREFERRED STOCK — 2.8%
Brazil — 2.2%
Banco Bradesco *	233,972	2,602
Banco do Estado do Rio Grande do Sul	250,700	1,386
Braskem	36,000	482
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR *	267,450	6,331
Cia Energetica de Minas Gerais	355,500	899
Cia Energetica de Sao Paulo, Cl B	66,100	301
Cia Paranaense de Energia	67,600	599
Itau Unibanco Holding	602,996	8,293
Itau Unibanco Holding ADR	392,354	5,375
Itausa - Investimentos Itau	737,210	2,575
Metalurgica Gerdau, Cl A *	674,600	1,120
Petroleo Brasileiro ADR, Cl A *	497,355	4,804
Randon Implementos e Participacoes	746,600	1,633
Suzano Papel e Celulose, Cl A	572,800	3,332
Telefonica Brasil	182,000	2,898

		42,630

Colombia — 0.1%
Banco Davivienda	193,315	2,189
Bancolombia	40,841	470

		2,659

South Korea — 0.5%
Samsung Electronics	5,148	9,268

Total Preferred Stock (Cost $48,904) ($ Thousands)		54,557

	Number of Participation Notes

PARTICIPATION NOTES — 2.0%
China — 0.2%
Wuliangye Yibin, Expires 06/29/2020 *	525,700	4,530

India — 0.1%
Zee Entertainment Enterprises, Expires 09/03/2019 *	194,847	1,554

Luxembourg — 0.6%
Hoa Phat Group JSC, Expires 11/20/2020 *	786,731	1,333
Mahindra & Mahindra Financial Services, Expires 11/26/2018 *	780,015	4,934

Description	Number of Participation Notes		Market Value ($ Thousands)

PARTICIPATION NOTES (continued)
National Commercial Bank, Expires 11/07/2017 *		228,475	$3,117
Savola Group, Expires 12/20/2020 *		186,361	2,257

			11,641

Saudi Arabia — 0.3%
Al Tayyar Travel Group, Expires 03/05/2018 *		236,863	2,166
HBSC Bank Savola Group, Expires 01/24/2020 *		284,680	3,431

			5,597

Switzerland — 0.5%
Hangzhou Hikvision, Expires 08/22/2018 *		1,788,489	8,616

United States — 0.2%
Motherson Sumi Systems, Expires 09/21/2021 *		726,846	3,742

Vietnam — 0.1%
Hoa Phat Group, Expires 07/24/2018 *		1,444,409	2,448

Total Participation Notes (Cost $30,699) ($ Thousands)			38,128

	Shares

EXCHANGE TRADED FUND — 0.1%
United States — 0.1%
iShares MSCI Emerging Markets ETF (A)		50,335	2,256

Total Exchange Traded Fund (Cost $2,251) ($ Thousands)			2,256

	Face Amount (Thousands)

DEBENTURE BOND — 0.0%
Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/2049 (C)	BRL	8	–

Total Debenture Bond (Cost $—) ($ Thousands)			–

30	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 7.9%
SEI Liquidity Fund, L.P. 1.110% **†(D)	154,587,294	$154,588

Total Affiliated Partnership (Cost $154,588) ($ Thousands)		154,588

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
0.840%**†	7,827,213	7,827

Total Cash Equivalent (Cost $7,827) ($ Thousands)		7,827

Total Investments in Securities— 106.1% (Cost $1,773,270) ($ Thousands)		$2,065,178

Percentages are based on Net Assets of $1,946,409 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2017.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 9). The total market value of securities on loan at September 30, 2017 was $146,754 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.On September 30, 2017, the value of these securities amounted to $41,565 ($ Thousands), representing 2.1% of the Net Assets of the Fund.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2017 was $154,588 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

L.P. — Limited Partnership

LSE — London Stock Exchange

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PCL — Public Company Limited

QSC — Qatari Shareholding Company

Ser — Series

USD —United States Dollar

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,793,233	$14,589	$–	$1,807,822
Preferred Stock	54,557	–	–	54,557
Participation Notes	–	38,128	–	38,128
Exchange Traded Fund	2,256	–	–	2,256
Debenture Bond	–	–	–	–
Affiliated Partnership	–	154,588	–	154,588
Cash Equivalent	7,827	–	–	7,827

Total Investments in Securities	$1,857,873	$207,305	$–	$2,065,178

For the year ended September 30, 2017, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value at 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$245,981	$568,910	$(660,304)	$1	$—	$154,588	$1,130
SEI Daily Income Trust, Government Fund, Cl F	6,665	174,215	(173,053)	—	—	7,827	60

Totals	$252,646	$743,125	$(833,357)	$1	$—	$162,415	$1,190

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2017	31

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund

†Percentages based on total investments.

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 89.8%
Angola — 0.0%
Republic of Angola Via Northern Lights III
7.000%, 08/17/2019		$193	$198

Argentina — 0.3%
Argentina POM Politica Monetaria
26.250%, VAR Argentina Central Bank 7D Repo Ref Rate+0.000%, 06/21/2020	ARS	1,179	72
Argentine Bonos del Tesoro
16.000%, 10/17/2023		9,727	578
Provincia de Buenos Aires
9.125%, 03/16/2024		$170	196
Provincia de Cordoba
7.125%, 06/10/2021 (A)		280	300
Republic of Argentina
5.625%, 01/26/2022		266	280
5.000%, 01/15/2027	EUR	115	134

			1,560

Australia — 2.3%
Australia & New Zealand Banking Group MTN
3.625%, 07/18/2022		300	413
Commonwealth Bank of Australia MTN
1.375%, 01/22/2019		560	677
Government of Australia
5.750%, 07/15/2022	AUD	885	800
4.500%, 04/15/2020		270	225
4.500%, 04/21/2033		285	261
4.250%, 04/21/2026		2,070	1,808
3.750%, 04/21/2037		573	476
2.750%, 04/21/2024		1,785	1,414
Government of Australia, Ser 122
5.250%, 03/15/2019		2,000	1,645

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Australia, Ser 124
5.750%, 05/15/2021	AUD	2,350	$2,070
Westpac Banking MTN
1.500%, 03/24/2021	EUR	220	274
1.375%, 04/17/2020		230	282

			10,345

Austria — 2.2%
JAB Holdings
2.000%, 05/18/2028		300	366
Republic of Austria
4.150%, 03/15/2037 (A)		115	205
3.650%, 04/20/2022 (A)		290	404
3.150%, 06/20/2044 (A)		475	770
1.950%, 06/18/2019 (A)		4,875	6,017
1.150%, 10/19/2018 (A)		300	361
0.750%, 10/20/2026 (A)		1,612	1,940
Republic of Austria MTN 2.100%, 09/20/2117 (A)		45	54

			10,117

Bahrain — 0.1%
Bahrain Government International Bond
7.000%, 10/12/2028		$265	270

Belgium — 2.7%
Kingdom of Belgium
3.750%, 06/22/2045	EUR	233	402
3.000%, 06/22/2034 (A)		350	523
1.600%, 06/22/2047 (A)		450	511
1.000%, 06/22/2031 (A)		710	827
0.800%, 06/22/2025 (A)		715	872
0.800%, 06/22/2027 (A)		1,925	2,288
Kingdom of Belgium, Ser 44
5.000%, 03/28/2035 (A)		94	177
Kingdom of Belgium, Ser 58
3.750%, 09/28/2020 (A)		3,091	4,121
Kingdom of Belgium, Ser 69
1.250%, 06/22/2018		2,020	2,420

			12,141

Bermuda — 0.0%
XLIT
3.250%, VAR Euribor 3
Month+2.900%, 06/29/2047		161	187

Brazil — 0.6%
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2050	BRL	610	652
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021		2,675	875
Cosan
5.950%, 09/20/2024		$270	277

32	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Minerva Luxembourg
6.500%, 09/20/2026 (A)	$	290	$293
Odebrecht Finance
7.125%, 06/26/2042		280	105
4.375%, 04/25/2025		200	76
Petrobras Global Finance
5.999%, 01/27/2028 (A)		215	215
Rumo Luxembourg
7.375%, 02/09/2024 (A)		375	406

			2,899

Canada — 7.6%
Bank of Nova Scotia MTN
0.750%, 09/17/2021	EUR	570	693
Bell Canada
3.350%, 06/18/2019	CAD	29	24
Bell Canada MTN
4.700%, 09/11/2023		80	69
3.250%, 06/17/2020		95	78
Canada Housing Trust No. 1
3.800%, 06/15/2021 (A)		2,465	2,099
1.750%, 06/15/2022 (A)		2,465	1,941
CDP Financial
4.400%, 11/25/2019 (A)	$	850	895
Export Development Canada MTN
2.400%, 06/07/2021	AUD	1,259	982
Government of Canada
5.750%, 06/01/2033	CAD	660	763
4.000%, 06/01/2041		407	412
1.750%, 09/01/2019		2,080	1,670
1.500%, 06/01/2026		4,780	3,646
1.250%, 09/01/2018		1,075	858
1.000%, 09/01/2022		2,975	2,293
0.750%, 03/01/2021		2,440	1,894
0.750%, 09/01/2021		955	737
Muskrat Falls 3.630%,
06/01/2029 (A)		340	291
National Bank of Canada
1.500%, 03/25/2021	EUR	345	429
Province of British Columbia
3.250%, 12/18/2021	CAD	1,150	962
2.250%, 03/01/2019		575	464
Province of Manitoba Canada
3.850%,12/01/2021		710	606
Province of Ontario Canada
4.700%, 06/02/2037		1,355	1,312
4.650%, 06/02/2041		540	528
3.500%, 06/02/2024		870	738
3.450%, 06/02/2045		355	291
2.800%, 06/02/2048		2,200	1,595
2.600%, 06/02/2025		1,614	1,286
2.400%, 06/02/2026		585	455
1.950%, 01/27/2023		1,000	785

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Province of Ontario Canada MTN
1.875%, 05/21/2024	EUR	150	$193
Province of Quebec Canada
6.250%, 06/01/2032	CAD	720	790
3.700%, 05/20/2026	AUD	540	429
3.500%, 12/01/2045	CAD	420	347
3.000%, 09/01/2023		850	702
2.750%, 09/01/2025		2,175	1,750
2.250%, 07/17/2023	EUR	100	131
Rogers Communications
4.000%, 06/06/2022	CAD	165	139
Royal Bank of Canada
1.625%, 08/04/2020	EUR	290	360
Toronto-Dominion Bank MTN
0.375%, 01/12/2021		345	414
Yamana Gold
4.950%, 07/15/2024	$	286	293

			34,344

China — 0.1%
Sinopec Group Overseas Development
2.625%, 10/17/2020	EUR	240	303

Colombia — 0.1%
Ecopetrol
7.375%, 09/18/2043	$	121	138
Republic of Colombia MTN
3.875%, 03/22/2026	EUR	150	204

			342

Czech Republic — 0.1%
Government of Czech Republic
4.700%, 09/12/2022	CZK	10,860	599

Denmark — 0.8%
Danske Bank
3.875%, VAR EUR Swap Annual 5 Yr+2.625%, 10/04/2023	EUR	375	459
3.500%, 04/16/2018		155	187
2.000%, 09/08/2021 (A)	$	360	355
Danske Bank MTN
5.875%, VAR EUR Swap Annual 5 Yr+5.471%, 10/29/2049	EUR	344	453
5.375%, VAR ICE LIBOR GDP 3 Month+1.940%, 09/29/2021	GBP	170	236
Kingdom of Denmark
4.500%, 11/15/2039	DKK	2,360	630
4.000%, 11/15/2017		1,600	256
1.500%, 11/15/2023		5,850	1,017

			3,593

SEI Institutional International Trust / Annual Report / September 30, 2017	33

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Dominican Republic — 0.1%
Dominican Republic International Bond
5.950%, 01/25/2027 (A)		$261	$281

Egypt — 0.1%
Egypt Government International Bond MTN
7.500%, 01/31/2027 (A)		282	307

Finland — 0.3%
Government of Finland
2.625%, 07/04/2042 (A)	EUR	195	300
1.500%, 04/15/2023 (A)		340	436
0.500%, 09/15/2027 (A)		420	491

			1,227

France — 6.6%
BNP Paribas
4.625%, 03/13/2027 (A)		$380	402
BNP Paribas MTN
2.950%, 05/23/2022 (A)		795	802
BPCE
5.250%, 04/16/2029	GBP	100	157
3.750%, 09/13/2021	EUR	200	272
1.750%, 11/29/2019		600	741
1.125%, 01/18/2023		300	362
Caisse Centrale du Credit Immobilier de France MTN
1.125%, 04/22/2019		100	121
Caisse Francaise de Financement Local
3.000%, 10/02/2028		100	143
Caisse Francaise de Financement Local MTN
3.625%, 02/26/2018		63	76
CNP Assurances
4.500%, VAR Euribor 3 Month+4.600%, 06/10/2047		200	267
Credit Agricole
6.500%, VAR EUR Swap Annual 5 Yr+5.120%, 12/31/2049		280	368
Credit Agricole MTN
1.875%, 12/20/2026		200	246
1.375%, 05/03/2027		900	1,077
Dexia Credit Local MTN
2.000%, 01/22/2021		200	253
1.625%, 10/29/2018		565	682
1.375%, 09/18/2019		500	610
0.625%, 01/21/2022		1,550	1,876
Electricite de France
5.500%, 03/27/2037	GBP	200	347
Electricite de France MTN
5.375%, VAR EUR Swap Annual 12 Yr+3.794%, 12/12/2049	EUR	200	265
Elis
3.000%, 04/30/2022		250	304

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Engie
0.875%, 03/27/2024		300	$360
Europcar Groupe
5.750%, 06/15/2022		145	181
French Republic Government Bond OAT
4.000%, 10/25/2038		505	870
3.250%, 05/25/2045		1,790	2,816
2.500%, 05/25/2030		1,845	2,554
2.000%, 05/25/2048 (A)		250	306
1.750%, 05/25/2023		800	1,040
1.750%, 06/25/2039 (A)		85	104
1.750%, 05/25/2066 (A)		240	263
1.250%, 05/25/2036 (A)		1,105	1,262
1.000%, 05/25/2019		1,615	1,960
1.000%, 05/25/2027		2,110	2,552
0.000%, 05/25/2020		543	650
0.000%, 05/25/2021		1,350	1,616
0.000%, 05/25/2022		2,108	2,511
Groupama
6.000%, 01/23/2027		200	292
Loxam SAS
4.250%, 04/15/2024 (A)		190	240
RCI Banque MTN
1.250%, 06/08/2022		200	243
SNCF Reseau
1.125%, 05/25/2030		200	233
Synlab Bondco
6.250%, 07/01/2022 (A)		160	201
Total Capital International MTN
4.250%, 11/26/2021	AUD	640	526

			30,151

Germany — 4.4%
Allianz
5.625%, VAR Euribor 3 Month+5.000%, 10/17/2042	EUR	200	287
3.099%, VAR Euribor 3 Month+3.350%, 07/06/2047		100	127
Bundesobligation
0.250%, 10/16/2020		1,675	2,032
0.000%, 04/08/2022		2,640	3,172
Bundesrepublik Deutschland
4.000%, 01/04/2037		2,265	4,100
2.500%, 07/04/2044		257	393
2.500%, 08/15/2046		190	292
0.250%, 02/15/2027		1,765	2,059
0.000%, 08/15/2026		2,227	2,563
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/2031		175	333
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034		280	532
Daimler
1.500%, 07/03/2029		225	265

34	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
E.ON International Finance MTN
6.000%, 10/30/2019	GBP	300	$442
Kreditanstalt fuer Wiederaufbau
1.125%, 09/15/2032	EUR	500	593
0.500%, 09/15/2027		510	593
Kreditanstalt fuer Wiederaufbau MTN
2.800%, 02/17/2021	AUD	1,230	974
Volkswagen International Finance
2.700%, VAR EUR Swap Annual 5 Yr+2.540%, 12/31/2049	EUR	300	352
1.125%, 10/02/2023		600	714
0.500%, 03/30/2021		200	237

			20,060

Guernsey — 0.2%
Credit Suisse Group Funding Guernsey MTN
1.250%, 04/14/2022		570	693

Hong Kong — 0.1%
CK Hutchison Finance 16 II
0.875%, 10/03/2024		400	466

Hungary — 0.1%
Republic of Hungary
3.000%, 06/26/2024	HUF	109,020	443

Indonesia — 0.1%
Republic of Indonesia MTN
4.750%, 01/08/2026		$350	382
2.150%, 07/18/2024 (A)	EUR	200	243

			625

Ireland — 1.3%
AIB Mortgage Bank MTN
0.625%, 07/27/2020		305	368
Allied Irish Banks MTN
7.375%, VAR EUR Swap Annual 5 Yr+7.339%, 12/29/2049		200	263
4.125%, VAR EUR Swap Annual 5 Yr+3.950%, 11/26/2025		177	224
Ardagh Packaging Finance
4.125%, 05/15/2023 (A)		245	308
Bank of Ireland
10.000%, 12/19/2022		100	167
7.375%, VAR EUR Swap Annual 5 Yr+6.956%, 12/29/2049		200	263
1.750%, 03/19/2019		450	548
0.375%, 05/07/2022		555	665
Bank of Ireland MTN
4.250%, VAR EUR Swap Annual 5 Yr+3.550%, 06/11/2024		220	274
Ireland Government Bond
4.500%, 10/18/2018		345	429
4.500%, 04/18/2020		300	399

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.400%, 03/18/2024	EUR	185	$263
2.000%, 02/18/2045		265	321
1.000%, 05/15/2026		395	477
0.800%, 03/15/2022		300	370
Ryanair
1.125%, 08/15/2023		580	691

			6,030

Israel — 0.4%
Israel Government Bond
4.250%, 03/31/2023	ILS	3,661	1,244
Teva Pharmaceutical Finance Netherlands II
1.250%, 03/31/2023	EUR	415	477
1.125%, 10/15/2024		220	243

			1,964

Italy — 7.6%
Assicurazioni Generali MTN
7.750%, VAR Euribor 3 Month+7.113%, 12/12/2042		300	444
Buoni Poliennali Del Tesoro
4.000%, 02/01/2037		555	765
Enel
5.000%, VAR EUR Swap Annual 5 Yr+3.648%, 01/15/2075		105	135
Enel Finance International
MTN 5.625%, 08/14/2024	GBP	160	260
FCA Bank MTN
2.875%, 01/26/2018	EUR	210	251
2.625%, 04/17/2019		350	430
Intesa Sanpaolo
3.500%, 01/17/2022		200	266
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)		$200	203
3.928%, 09/15/2026	EUR	165	210
0.625%, 03/23/2023		300	361
Italy Buoni Poliennali Del Tesoro
5.500%, 11/01/2022		1,000	1,451
5.000%, 08/01/2034		335	515
5.000%, 09/01/2040		280	429
4.750%, 09/01/2044 (A)		350	524
4.000%, 09/01/2020		1,565	2,058
3.750%, 05/01/2021		561	743
3.750%, 09/01/2024		1,265	1,715
3.500%, 03/01/2030 (A)		2,125	2,797
3.450%, 03/01/2048 (A)		630	758
2.700%, 03/01/2047 (A)		827	874
2.500%, 12/01/2024		625	784
2.050%, 08/01/2027		520	609
2.000%, 12/01/2025		265	318
1.500%, 08/01/2019		1,075	1,309
1.350%, 04/15/2022		5,297	6,437
1.250%, 12/01/2026		1,850	2,058

35

SEI Institutional International Trust / Annual Report / September 30, 2017	35

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.200%, 04/01/2022	EUR	1,630	$1,969
0.750%, 01/15/2018		720	854
0.700%, 05/01/2020		460	553
0.350%, 06/15/2020		2,020	2,404
0.300%, 10/15/2018		700	833
UniCredit MTN
6.950%, 10/31/2022		361	521
3.000%, 01/31/2024		240	328
Unione di Banche Italiane
1.000%, 01/27/2023		185	225

			34,391

Japan — 17.8%
Government of Japan 5 Year Bond
0.200%, 06/20/2019	JPY	245,600	2,194
0.100%, 12/20/2019		607,750	5,425
Government of Japan 10 Year Bond
0.900%, 06/20/2022		748,750	6,956
0.100%, 06/20/2026		457,750	4,094
0.100%, 06/20/2027		207,750	1,853
Government of Japan 20 Year Bond
1.700%, 06/20/2033		1,220,450	13,064
1.400%, 09/20/2034		444,650	4,577
1.000%, 12/20/2035		50,000	483
0.500%, 09/20/2036		520,050	4,593
0.200%, 06/20/2036		169,400	1,419
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028		46,600	508
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031		55,000	597
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		877,850	9,380
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		58,550	618
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		146,650	1,530
Government of Japan 30 Year Bond
0.300%, 06/20/2046		131,200	1,006
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		85,400	1,020
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		221,750	2,616
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		127,000	1,438
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043		377,400	4,154
Government of Japan 40 Year Bond
0.400%, 03/20/2056		441,950	3,140
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053		22,400	254
Japanese Government CPI Linked Bond
0.100%, 03/10/2024		283,518	2,606
0.100%, 03/10/2025		52,071	480

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.100%, 03/10/2026	JPY	740,089	$6,841

			80,846

Kazakhstan — 0.1%
Tengizchevroil Finance International
4.000%, 08/15/2026 (A)		$385	381

Luxembourg — 0.1%
Altice Financing MTN
5.250%, 02/15/2023	EUR	235	292

Mexico — 1.9%
Mexican Bonos
8.000%, 06/11/2020	MXN	38,211	2,172
7.750%, 11/13/2042		11,690	682
5.750%, 03/05/2026		11,907	611
Mexican Bonos, Ser M
6.500%, 06/10/2021		7,361	403
Mexican Bonos, Ser M20
10.000%, 12/05/2024		58,566	3,819
Petroleos Mexicanos MTN
3.750%, 02/21/2024	EUR	360	453
United Mexican States MTN
4.125%, 01/21/2026		$400	421

			8,561

Netherlands — 2.9%
ABN AMRO Bank
5.750%,VAR EUR Swap Annual 5 Yr+5.452%, 12/31/2049	EUR	400	509
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
2.500%, VAR EUR Swap Annual 5 Yr+1.400%, 05/26/2026		260	325
Cooperatieve Rabobank UA
6.625%, VAR EUR Swap Annual 5 Yr+6.697%, 12/29/2049		200	267
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	309
ING Bank MTN
6.875%, VAR ICE LIBOR GDP 3 Month+2.550%, 05/29/2023		337	468
ING Groep
3.150%, 03/29/2022		$330	336
Kingdom of Netherlands
4.000%, 01/15/2037 (A)	EUR	635	1,144
3.750%, 01/15/2042 (A)		60	110
2.750%, 01/15/2047 (A)		50	80
2.000%, 07/15/2024 (A)		625	834
1.250%, 01/15/2019 (A)		485	588
0.500%, 07/15/2026 (A)		1,500	1,785
0.250%, 01/15/2020		3,845	4,637
0.250%, 07/15/2025 (A)		699	826
0.250%, 07/15/2025 (A)		223	263

36	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

MARB BondCo
7.000%, 03/15/2024 (A)		$282	$278
Petrobras Global Finance
6.125%, 01/17/2022		54	58
Shell International Finance
2.000%, 11/15/2018		560	562

			13,379

New Zealand — 1.0%
New Zealand Government Bond
5.500%, 04/15/2023	NZD	1,840	1,531
3.000%, 04/15/2020		1,535	1,134
2.500%, 09/20/2035		1,661	1,293
2.000%, 09/20/2025		610	472
Westpac Securities MTN
0.875%, 06/24/2019	EUR	100	121

			4,551

Norway — 0.4%
DNB Bank
6.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.080%, 12/29/2049		$355	381
Government of Norway
2.000%, 05/24/2023 (A)	NOK	3,895	511
Kommunalbanken MTN
1.000%, 03/15/2018 (A)		$800	798

			1,690

Panama — 0.1%
Carnival
1.875%, 11/07/2022	EUR	390	492

Poland — 0.7%
Republic of Poland
3.250%, 07/25/2025	PLN	2,745	758
2.500%, 07/25/2018		710	197
2.500%, 07/25/2026		2,160	557
2.500%, 07/25/2027		1,770	450
Republic of Poland MTN
1.500%, 01/19/2026	EUR	600	745
Republic of Poland, Ser 1019
5.500%, 10/25/2019	PLN	1,520	448

			3,155

Portugal — 0.2%
EDP - Energias de Portugal
5.375%, VAR EUR Swap Annual 5 Yr+5.043%, 09/16/2075	EUR	300	395
EDP Finance MTN
2.000%, 04/22/2025		370	458

			853

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Qatar — 0.0%
Qatar Government International Bond
5.250%, 01/20/2020		$100	$106

Romania — 0.0%
Romanian Government International Bond MTN
2.875%, 05/26/2028	EUR	150	184

Saudi Arabia — 0.1%
Saudi Government International Bond MTN
2.375%, 10/26/2021 (A)		$275	271

Singapore — 0.4%
Government of Singapore
4.000%, 09/01/2018	SGD	495	373
3.125%, 09/01/2022		275	216
3.000%, 09/01/2024		859	675
Temasek Financial I MTN
2.375%, 01/23/2023 (A)		$495	494

			1,758

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024	EUR	110	156

Slovenia — 0.1%
Slovenia Government Bond
1.500%, 03/25/2035		206	237

South Africa — 0.7%
Republic of South Africa
8.750%, 02/28/2048	ZAR	28,009	1,876
8.000%, 01/31/2030		11,800	804
7.000%, 02/28/2031		2,705	167
4.665%, 01/17/2024		$100	102
4.300%, 10/12/2028		200	189

			3,138

South Korea — 0.1%
Hyundai Capital Services
3.500%, 03/30/2022		680	527

Spain — 4.9%
Ayt Cedulas Cajas Global
4.750%, 05/25/2027	EUR	400	620
3.750%, 12/14/2022		600	831
Banco de Sabadell
0.875%, 11/12/2021		400	486
Banco Popular Espanol
3.750%, 01/22/2019		100	124
2.125%, 10/08/2019		100	124

SEI Institutional International Trust / Annual Report / September 30, 2017	37

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bankia
4.125%, 03/24/2036	EUR	200	$300
0.875%, 01/21/2021		300	364
CaixaBank
1.250%, 01/11/2027		500	606
0.313%, VAR Euribor 3 Month+0.075%, 01/09/2018		200	236
Cirsa Funding Luxembourg
5.875%, 05/15/2023		165	205
5.750%, 05/15/2021		100	125
Criteria Caixa SAU MTN
1.500%, 05/10/2023		500	601
Ferrovial Emisiones MTN
3.375%, 06/07/2021		475	627
Gas Natural Fenosa Finance BV
3.375%, VAR EUR Swap Annual 9 Yr+3.079%, 12/29/2049		100	122
Government of Spain
6.000%, 01/31/2029		465	790
4.700%, 07/30/2041 (A)		464	749
4.200%, 01/31/2037 (A)		475	716
2.900%, 10/31/2046 (A)		1,675	2,000
2.750%, 10/31/2024 (A)		591	786
1.950%, 04/30/2026 (A)		675	839
1.950%, 07/30/2030 (A)		120	142
1.500%, 04/30/2027 (A)		450	532
1.450%, 10/31/2027 (A)		620	722
1.400%, 01/31/2020		1,360	1,667
1.300%, 10/31/2026 (A)		1,334	1,565
1.150%, 07/30/2020		935	1,145
0.750%, 07/30/2021		367	445
0.400%, 04/30/2022		1,020	1,213
0.250%, 04/30/2018		1,500	1,780
Instituto de Credito Oficial
6.000%, 03/08/2021		465	662
Kutxabank
1.250%, 09/22/2025		300	366
Santander Consumer Finance MTN
0.900%, 02/18/2020		300	361
Santander Issuances MTN
3.250%, 04/04/2026		100	127
Telefonica Emisiones MTN
5.375%, 02/02/2018	GBP	185	252

			22,230

Supra-National — 0.8%
European Financial Stability Facility
3.875%, 06/08/2037		190	328
1.800%, 07/10/2048	EUR	540	666
1.200%, 02/17/2045		245	265
European Investment Bank
1.900%, 01/26/2026	JPY	50,000	515

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
European Investment Bank MTN
1.250%, 05/12/2025	SEK	7,500	$931
International Bank for Reconstruction & Development MTN
2.800%, 01/13/2021	AUD	1,230	975

			3,680

Sweden — 0.9%
Intrum Justitia
2.750%, 07/15/2022 (A)	EUR	330	395
Kingdom of Sweden
3.500%, 03/30/2039	SEK	545	89
1.000%, 11/12/2026		2,505	315
Kingdom of Sweden, Ser
1047 5.000%, 12/01/2020		4,900	702
Kingdom of Sweden, Ser
1052 4.250%, 03/12/2019		5,275	693
Nordea Bank MTN
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+3.388%, 12/31/2049		$280	300
Skandinaviska Enskilda Banken
1.887%, VAR ICE LIBOR USD 3 Month+0.570%, 09/13/2019 (A)		200	201
Skandinaviska Enskilda Banken MTN
5.750%, VAR USD Swap Semi 30/360 5 Year Curr+3.850%, 11/29/2049		265	274
Stadshypotek MTN
4.250%, 10/10/2017	AUD	600	471
Svenska Handelsbanken
5.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.335%, 12/29/2049		$370	379
Vattenfall
3.000%, VAR EUR Swap Annual 5 Yr+2.511%, 03/19/2077	EUR	175	204

			4,023

Switzerland — 1.2%
Aquarius & Investments for Swiss Reinsurance
6.375%, VAR USD Swap Semi 30/360 5 Year Curr+5.210%, 09/01/2024		$340	358
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (A)		270	305
Dufry Finance
4.500%, 08/01/2023		220	277
Government of Switzerland
3.000%, 05/12/2019	CHF	160	175
2.000%, 04/28/2021		1,070	1,209
2.000%, 05/25/2022		110	127
1.500%, 04/30/2042		300	386
1.250%, 06/11/2024		585	666

38	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Swiss Reinsurance via ELM
2.600%, VAR Euribor 6 Month+3.050%, 09/01/2025	EUR	220	$264
UBS MTN
4.750%, VAR EUR Swap Annual 5 Yr+3.400%, 02/12/2026		200	262
UBS Group
5.750%, VAR EUR Swap Annual 5 Yr+5.287%, 12/29/2049		340	450
UBS Group Funding Switzerland
4.125%, 09/24/2025 (A)		$220	231
1.750%, 11/16/2022	EUR	427	533

			5,243

Thailand — 0.4%
Thailand Government Bond
4.875%, 06/22/2029	THB	16,300	604
4.675%, 06/29/2044		11,340	432
3.650%, 12/17/2021		16,020	519
3.625%, 06/16/2023		7,815	256

			1,811

Turkey — 0.4%
Coca-Cola Icecek
4.215%, 09/19/2024		$360	364
Turkey Government Bond
11.000%, 02/24/2027	TRY	2,030	581
Turkey Government International Bond
5.125%, 05/18/2020	EUR	415	539
Turkiye Yakiflar Bankasi TAO
2.375%, 05/04/2021		185	220

			1,704

United Kingdom — 11.2%
Anglian Water Services Financing
6.875%, 08/21/2023	GBP	230	398
Anglo American Capital
3.750%, 04/10/2022 (A)		$280	287
Arqiva Financing MTN
4.040%, 06/30/2020	GBP	220	312
Aviva MTN
3.875%, VAR EUR Swap Annual 5 Yr+3.480%, 07/03/2044	EUR	223	289
3.375%, VAR Euribor 3 Month+3.550%, 12/04/2045		280	349
Bank of Scotland MTN
4.750%, 06/08/2022		455	653
Barclays
8.000%, VAR EUR Swap Annual 5 Yr+6.750%, 12/15/2049		340	452
3.125%, 01/17/2024		235	327
Barclays MTN
2.625%, VAR EUR Swap Annual 5 Yr+2.450%, 11/11/2025		365	447

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.875%, 03/23/2021	EUR	575	$711
Barclays Bank MTN
10.000%, 05/21/2021	GBP	180	305
BP Capital Markets MTN
2.177%, 09/28/2021	EUR	245	313
Canary Wharf Finance II
6.455%, 04/22/2030	GBP	13	23
5.952%, 01/22/2035		20	37
CNH Industrial Finance Europe MTN
2.875%, 05/17/2023	EUR	220	283
Coventry Building Society MTN
4.625%, 04/19/2018	GBP	230	315
Delphi Automotive
1.500%, 03/10/2025	EUR	420	501
FCE Bank MTN
1.615%, 05/11/2023		510	622
HBOS Capital Funding
6.461%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+2.850%, 11/29/2049	GBP	115	162
Heathrow Funding MTN
6.000%, 03/20/2020		100	149
1.875%, 05/23/2022	EUR	750	947
HSBC Holdings
6.000%, VAR EUR Swap Annual 5 Yr+5.338%, 12/29/2049		345	460
Imperial Brands Finance
0.500%, 07/27/2021		150	178
International Game Technology
4.750%, 02/15/2023		160	211
Lecta
6.500%, 08/01/2023 (A)		113	141
Lloyds Banking Group MTN
1.000%, 11/09/2023		280	333
Nationwide Building Society MTN
4.625%, 02/08/2021		550	752
4.125%, VAR EUR Swap Annual 5 Yr+3.300%, 03/20/2023		295	355
0.500%, 10/29/2019		345	412
Northumbrian Water Finance
6.875%, 02/06/2023	GBP	190	320
Royal Bank of Scotland MTN
3.875%, 10/19/2020	EUR	123	163
Royal Bank of Scotland Group
3.655%, VAR ICE LIBOR USD 3 Month+2.320%, 09/29/2017		$200	192
Royal Bank of Scotland Group MTN
2.500%, 03/22/2023	EUR	465	590
Santander UK
6.222%, VAR ICE LIBOR GDP 3 Month+1.130%, 05/29/2049	GBP	170	219
3.625%, 01/14/2026		100	144

SEI Institutional International Trust / Annual Report / September 30, 2017	39

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Santander UK MTN
4.250%, 04/12/2021	EUR	350	$475
1.125%, 01/14/2022		330	402
Santander UK Group Holdings
2.875%, 08/05/2021		$260	261
Standard Chartered
5.125%, 06/06/2034	GBP	100	146
2.821%, VAR ICE LIBOR USD 3 Month+1.510%, 01/30/2049 (A)		$500	428
Standard Chartered MTN
3.625%, 11/23/2022	EUR	160	210
TSB Banking Group MTN
5.750%, VAR ICE LIBOR GDP 3 Month+3.430%, 05/06/2026	GBP	104	152
United Kingdom Gilt
4.750%, 12/07/2030		1,035	1,912
4.500%, 12/07/2042		335	680
4.250%, 12/07/2027		125	214
4.250%, 06/07/2032		2,500	4,478
4.250%, 06/07/2032		110	197
4.250%, 03/07/2036		635	1,174
4.250%, 09/07/2039		670	1,274
4.250%, 12/07/2040		275	529
3.750%, 09/07/2021		1,375	2,069
3.750%, 07/22/2052		115	230
3.500%, 01/22/2045		2,470	4,401
3.250%, 01/22/2044		990	1,682
2.500%, 07/22/2065		1,215	2,034
2.000%, 09/07/2025		265	379
1.750%, 07/22/2019		6,905	9,480
1.500%, 01/22/2021		875	1,209
1.250%, 07/22/2018		281	380
0.500%, 07/22/2022		2,228	2,949
Virgin Media Finance MTN
4.500%, 01/15/2025	EUR	121	149
Wales & West Utilities Finance
6.250%, 11/30/2021	GBP	240	385
Western Power Distribution West Midlands
3.875%, 10/17/2024		230	344

			50,575

United States — 5.2%
Altria Group
4.750%, 05/05/2021		$180	195
American Express Credit
0.625%, 11/22/2021	EUR	367	439
American International Group
2.032%, VAR ICE LIBOR GDP 3 Month+1.705%, 03/15/2067	GBP	150	192
Amgen
1.250%, 02/25/2022	EUR	550	673
Anthem
2.300%, 07/15/2018		$150	151

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
AT&T
3.550%, 09/14/2037	GBP	205	$265
1.050%, 09/04/2023	EUR	555	663
Bank of America
%, 02/07/2025		165	198
Bank of America MTN
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028		$195	200
2.375%, 06/19/2024	EUR	835	1,071
1.625%, 09/14/2022		261	323
0.220%, VAR Euribor 3 Month+0.550%, 09/14/2018		375	444
Belden
3.375%, 07/15/2027		127	151
Berkshire Hathaway
0.625%, 01/17/2023		485	576
0.500%, 03/13/2020		570	682
Carnival
1.625%, 02/22/2021		180	223
Charter Communications Operating
4.908%, 07/23/2025		$375	401
Citigroup MTN
0.750%, 10/26/2023	EUR	735	862
Community Health Systems
6.250%, 03/31/2023		175	172
5.125%, 08/01/2021		98	97
DH Europe Finance
1.700%, 01/04/2022		535	671
Discovery Communications
2.500%, 09/20/2024	GBP	255	334
Dover MTN
2.125%, 12/01/2020	EUR	267	335
FedEx
1.000%, 01/11/2023		560	673
Fidelity National Information Services
0.400%, 01/15/2021		284	336
General Electric
1.500%, 05/17/2029		170	201
General Motors Financial MTN
0.955%, 09/07/2023		840	980
Goldman Sachs Group
2.625%, 04/25/2021		$425	427
Goldman Sachs Group MTN
2.000%, 07/27/2023	EUR	900	1,126
1.625%, 07/27/2026		170	201
Hess
4.300%, 04/01/2027		$333	330
Hewlett Packard Enterprise
4.900%, 10/15/2025		415	439
Honeywell International
1.300%, 02/22/2023	EUR	520	638

40	SEI Institutional International Trust / Annual Report / September 30, 2017

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Liberty Mutual Finance Europe
1.750%, 03/27/2024 (A)	EUR	163	$198
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)	$	37	36
4.875%, 04/15/2020 (A)		137	137
Mastercard
1.100%, 12/01/2022	EUR	445	543
McKesson
1.500%, 11/17/2025		278	335
0.625%, 08/17/2021		355	422
Morgan Stanley
2.625%, 03/09/2027		295	397
1.875%, 03/30/2023		490	612
Morgan Stanley MTN
1.375%, 10/27/2026		360	418
Mylan
3.950%, 06/15/2026		93	95
1.250%, 11/23/2020		151	183
Nabors Industries
5.500%, 01/15/2023		$187	183
National Capital Trust I
5.620%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+1.930%, 12/17/2018 (A)	GBP	35	49
5.620%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+1.930%, 09/29/2049		150	211
National Grid North America
1.000%, 07/12/2024	EUR	300	357
Nordea Bank MTN
2.250%, 05/27/2021 (A)		$425	423
Philip Morris International MTN 1.875%, 03/03/2021	EUR	300	375
PNC Funding
3.300%, 03/08/2022		$150	155
QEP Resources
5.250%, 05/01/2023		108	105
Seagate HDD Cayman
4.750%, 06/01/2023		17	17
4.750%, 01/01/2025		123	120
Societe Generale MTN
2.500%, 04/08/2021 (A)		500	501
Tenet Healthcare
4.500%, 04/01/2021		155	158
4.375%, 10/01/2021		110	112
US Bancorp MTN
0.850%, 06/07/2024	EUR	701	828
Valeant Pharmaceuticals International
4.500%, 05/15/2023 (A)		170	171
Verizon Communications
4.750%, 02/17/2034	GBP	170	267
4.050%, 02/17/2025	AUD	680	528

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
VMware
2.950%, 08/21/2022		$113	$114
Wells Fargo
2.000%, 04/27/2026	EUR	210	264
Wells Fargo Bank MTN
5.250%, 08/01/2023	GBP	350	554

			23,537

Uruguay — 0.0%
Republic of Uruguay
9.875%, 06/20/2022 (A)	UYU	3,181	118
8.500%, 03/15/2028 (A)		2,325	83

			201

Total Global Bonds
(Cost $402,335) ($ Thousands)			407,117

MORTGAGE-BACKED SECURITIES — 2.1%
Agency Mortgage-Backed Obligation — 0.5%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M1
2.684%, VAR ICE LIBOR USD 1 Month+1.450%, 09/25/2024		$13	13
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M2
3.084%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2027		490	501
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.834%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027		130	132
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M1
2.334%, VAR ICE LIBOR USD 1 Month+1.100%, 05/25/2025		21	21
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
4.037%, VAR ICE LIBOR USD 1 Month+2.800%, 05/25/2028		208	215
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
4.137%, VAR ICE LIBOR USD 1 Month+2.900%, 07/25/2028		276	285
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
7.584%, VAR ICE LIBOR USD 1 Month+6.350%, 09/25/2028		250	301
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
2.437%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029		361	365

SEI Institutional International Trust / Annual Report / September 30, 2017	41

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M2
4.687%, VAR ICE LIBOR USD 1
Month+3.450%, 10/25/2029	$ 470	$497

		2,330

Non-Agency Mortgage-Backed Obligation — 1.6%
Bear Stearns Adjustable Rate Mortgage
Trust, Ser 2004-6, Cl 3A 3.622%, 09/25/2034 (B)	28	28
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl D 5.065%, 03/10/2047 (A)(B)	20	18
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A3 2.935%, 04/10/2048	30	30
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4 3.238%, 05/25/2035 (B)	291	293
COMM Mortgage Trust, Ser 2008-LS1, Cl A4B 6.372%, 12/10/2049 (B)	7	7
COMM Mortgage Trust, Ser 2012-CR4, Cl A3 2.853%, 10/15/2045	130	131
COMM Mortgage Trust, Ser 2012-CR5, Cl A3 2.540%, 12/10/2045	125	125
COMM Mortgage Trust, Ser 2013-CR6, Cl A4 3.101%, 03/10/2046	120	123
COMM Mortgage Trust, Ser 2013-CR6, Cl D 4.266%, 03/10/2046 (A)(B)	515	476
COMM Mortgage Trust, Ser 2013-CR8, Cl A4 3.334%, 06/10/2046	120	124
COMM Mortgage Trust, Ser 2014-CCRE14,
Cl A3 3.955%, 02/10/2047	70	74
COMM Mortgage Trust, Ser 2014-CR21, Cl A3 3.528%, 12/10/2047	75	78
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5 3.961%, 03/10/2047	60	64
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5 3.694%, 08/10/2047	180	188
COMM Mortgage Trust, Ser 2015-DC1, Cl A5 3.350%, 02/10/2048	155	158
COMM Mortgage Trust, Ser 2015-PC1, Cl A4 3.620%, 07/10/2050	50	52
COMM Mortgage Trust, Ser 2016-DC2, Cl A5 3.765%, 02/10/2049	140	146
Commercial Mortgage Pass-Through Certificates, Ser 2008-C1, Cl A3
6.520%, 02/15/2041 (B)	9	9
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX
4.877%, 04/15/2037	20	20

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSAIL Commercial Mortgage Trust, Ser 2015-
C3, Cl A3 3.447%, 08/15/2048	$85	$87
CSAIL Commercial Mortgage Trust, Ser 2015-
C4, Cl A4 3.808%, 11/15/2048	165	173
CSAIL Commercial Mortgage Trust, Ser 2016-
C7, Cl A5 3.502%, 11/15/2049	80	82
FNMA Connecticut Avenue Securities,
Ser 2013-C01, Cl M1 3.234%, VAR ICE LIBOR USD 1
Month+2.000%, 10/25/2023	28	28
FNMA Connecticut Avenue Securities,
Ser 2014-C01, Cl M1 2.834%, VAR ICE LIBOR USD 1
Month+1.600%, 01/25/2024	243	245
FNMA Connecticut Avenue Securities,
Ser 2014-C02, Cl 2M1 2.184%, VAR ICE LIBOR USD 1
Month+0.950%, 05/25/2024	1	1
FNMA Connecticut Avenue Securities,
Ser 2014-C04, Cl 2M2 6.237%, VAR ICE LIBOR USD 1
Month+5.000%, 11/25/2024	449	503
FNMA Connecticut Avenue Securities,
Ser 2016-C02, Cl 1M1 3.384%, VAR ICE LIBOR USD 1
Month+2.150%, 09/25/2028	259	262
FNMA Connecticut Avenue Securities,
Ser 2016-C04, Cl 1M2 5.487%, VAR ICE LIBOR USD 1
Month+4.250%, 01/25/2029	95	104
FNMA Connecticut Avenue Securities,
Ser 2016-C05, Cl 2M1 2.584%, VAR ICE LIBOR USD 1
Month+1.350%, 01/25/2029	118	118
FNMA Connecticut Avenue Securities,
Ser 2016-C06, Cl 1M1 2.534%, VAR ICE LIBOR USD 1
Month+1.300%, 04/25/2029	578	585
FNMA Connecticut Avenue Securities,
Ser 2016-C07, Cl 2M2 5.587%, VAR ICE LIBOR USD 1
Month+4.350%, 05/25/2029	153	167
FNMA Connecticut Avenue Securities,
Ser 2017-C01, Cl 1M1 2.537%, VAR ICE LIBOR USD 1
Month+1.300%, 07/25/2029	244	246
GS Mortgage Securities Trust, Ser 2014-
GC20, Cl D 5.021%, 04/10/2047 (A)(B)	80	57

42	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1 2.751%, 01/25/2035 (B)		$80	$77
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A3A1 3.538%, 09/15/2047		185	192
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-C1, Cl A4 5.716%, 02/15/2051		5	5
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4FL 2.736%, VAR LIBOR USD 1 Month+1.500%, 02/12/2051		231	226
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4 6.068%, 02/12/2051		20	20
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A3 2.829%, 10/15/2045		135	137
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5 2.840%, 12/15/2047		135	136
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1 3.175%, 12/25/2034 (B)		64	65
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2 6.296%, 04/15/2041 (B)		32	33
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2 2.458%, 03/10/2049 (A)		159	157
Morgan Stanley Capital I Trust, Ser 2006- T21, Cl D 5.408%, 10/12/2052 (A)(B)		15	11
Morgan Stanley Capital I Trust, Ser 2006- T21, Cl E 5.408%, 10/12/2052 (A)(B)		10	1
Morgan Stanley Capital I Trust, Ser 2016- UB12, Cl A3 3.337%, 12/15/2049		155	158
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1 3.872%, 01/05/2043 (A)(B)		135	134
TAGUS-Sociedade de Titularizacao de Creditos, Ser 2014-2, Cl SNR 2.980%, 02/16/2018	EUR	69	82
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4 3.185%, 03/10/2046		$100	102
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A3 2.971%, 04/10/2046		70	71

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Ser 2015-C28, Cl A3 3.290%, 05/15/2048	$120	$123
Wells Fargo Commercial Mortgage Trust, Ser 2015-C30, Cl A3 3.410%, 09/15/2058	80	82
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl A4 3.560%, 01/15/2059	140	145
Wells Fargo Commercial Mortgage Trust, Ser C38, Cl A5 3.453%, 07/15/2050	205	210
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A3 2.875%, 12/15/2045	125	127
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl D 5.766%, 04/15/2045 (A)(B)	55	55

		7,151

Total Mortgage-Backed Securities (Cost $9,347) ($ Thousands)		9,481

U.S. TREASURY OBLIGATIONS — 1.1%
U.S. Treasury Bond 3.750%, 11/15/2043	1,150	1,348
U.S. Treasury Bond STRIPS 2.951%, 08/15/2045 (C)	1,070	473
2.841%, 11/15/2045 (C)	525	230
U.S. Treasury Inflation Indexed Bonds 0.250%,
01/15/2025 (D)	1,324	1,312
U.S. Treasury Note 1.000%, 09/30/2019	1,700	1,684

Total U.S. Treasury Obligations (Cost $5,090) ($ Thousands)		5,047

CORPORATE OBLIGATIONS — 0.4%
United States — 0.4%
CenturyLink
6.450%, 06/15/2021	144	150
5.800%, 03/15/2022	158	157
Cox Communications
2.950%, 06/30/2023 (A)	127	125
Dell International
5.450%, 06/15/2023 (A)	240	262
Navient MTN
5.500%, 01/15/2019	248	256
Santander Holdings USA
3.700%, 03/28/2022 (A)	460	469

SEI Institutional International Trust / Annual Report / September 30, 2017	43

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Seagate
4.875%, 03/01/2024 (A)	$85	$84
Sprint Spectrum
3.360%, 09/20/2021 (A)	246	250

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Uniti Group
6.000%, 04/15/2023 (A)	$162	$155

Total Corporate Obligations (Cost $1,887) ($ Thousands)		1,908

Total Investments in Securities— 93.4% (Cost $418,659) ($ Thousands)		$423,553

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(28)	Sep-2018	(6,882)	(6,875)	7
Australian 10-Year Bond	28	Dec-2017	2,793	2,791	(2)
Australian 3-Year Bond	14	Dec-2017	1,248	1,220	(5)
Canadian 10-Year Bond	81	Dec-2017	8,904	8,763	(97)
Euro	(180)	Dec-2017	(27,103)	(26,695)	408
Euro-Bob	58	Dec-2017	8,936	8,995	(1)
Euro-Bund	33	Dec-2017	6,284	6,281	(2)
Euro-Bund	(69)	Dec-2017	(13,081)	(13,134)	(16)
Euro-Buxl 30 Year Bond	19	Dec-2017	3,771	3,667	(66)
Euro-Buxl 30 Year Bond	(3)	Dec-2017	(574)	(579)	(3)
Euro-OAT 10 Year Bond	(2)	Dec-2017	(371)	(367)	3
Euro-OAT 10 Year Bond	23	Dec-2017	4,205	4,218	4
Euro-Schatz	(101)	Dec-2017	(13,348)	(13,389)	1
Euro-Schatz	18	Dec-2007	2,406	2,386	(1)
Japanese 10-Year Bond	19	Dec-2017	25,598	25,378	(15)
Japanese 10-Year Bond E-MINI	1	Dec-2017	140	134	(1)
Japanese 10-Year Bond E-MINI	(56)	Dec-2017	(7,479)	(7,481)	(2)
Long Gilt 10-Year Bond	4	Dec-2017	655	665	(18)
Long Gilt 10-Year Bond	(16)	Dec-2017	(2,672)	(2,659)	3
U.S. 10-Year Treasury Note	(2)	Dec-2017	(251)	(251)	—
U.S. 10-Year Treasury Note	(105)	Dec-2017	(13,258)	(13,158)	100
U.S. 10-Year Treasury Note	7	Dec-2017	886	877	(9)
U.S. 2-Year Treasury Note	(33)	Dec-2017	(7,127)	(7,118)	8
U.S. 5-Year Treasury Note	(117)	Dec-2017	(13,798)	(13,748)	50
U.S. Long Treasury Bond	10	Dec-2017	1,544	1,528	(15)
U.S. Long Treasury Bond	(2)	Dec-2017	(311)	(306)	5
U.S. Ultra Long Treasury Bond	(16)	Dec-2017	(2,671)	(2,642)	29
Ultra 10-Year U.S. Treasury Note	(36)	Dec-2017	(4,893)	(4,836)	57
Ultra 10-Year U.S. Treasury Note	1	Dec-2017	136	134	(1)

			(46,313)	(46,201)	421

44	SEI Institutional International Trust / Annual Report / September 30, 2017

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
ANZ	10/04/17	USD	592	EUR	502	2
ANZ	11/28/17	CNH	14,700	USD	2,233	28
Bank of America	10/05/17	GBP	161	USD	216	–
Bank of America	10/05/17	USD	208	EUR	176	–
Bank of America	10/05/17	USD	327	EUR	273	(4)
Bank of America	10/05/17	CHF	3,088	USD	3,211	19
Bank of America	10/05/17	ZAR	14,562	USD	1,116	37
Bank of America	10/05/17	EUR	35,277	USD	42,037	329
Bank of America	11/07/17	USD	1,249	NOK	9,907	(3)
Bank of America	11/07/17	USD	2,197	SEK	17,801	(12)
Bank of America	11/07/17	NOK	4,359	USD	550	1
Bank of America	11/07/17	SEK	15,174	USD	1,873	10
Bank of America	11/22/17	TWD	84,266	USD	2,796	13
Bank of Montreal	11/07/17	CAD	908	USD	731	5
Bank of Montreal	11/07/17	USD	1,032	GBP	769	–
Barclays PLC	10/05/17	EUR	38,469	USD	45,806	324
Barclays PLC	10/04/17 - 11/07/17	EUR	41,472	USD	49,071	(46)
Barclays PLC	10/05/17	USD	71	NZD	97	(1)
Barclays PLC	10/05/17	USD	140	AUD	176	(2)
Barclays PLC	10/05/17	NZD	193	USD	140	1
Barclays PLC	10/05/17	USD	232	SEK	1,846	(6)
Barclays PLC	10/05/17	USD	278	NOK	2,170	(5)
Barclays PLC	10/05/17	USD	278	JPY	30,686	(5)
Barclays PLC	10/05/17	USD	482	EUR	404	(4)
Barclays PLC	10/05/17	NOK	721	USD	92	2
Barclays PLC	10/05/17	SGD	1,767	USD	1,303	1
Barclays PLC	10/05/17	SEK	3,637	USD	457	11
Barclays PLC	10/05/17	AUD	10,836	USD	8,582	80
Barclays PLC	10/05/17	GBP	18,239	USD	23,514	(956)
Barclays PLC	10/05/17	MXN	34,633	USD	1,927	21
Barclays PLC	10/05/17	JPY	7,169,077	USD	64,932	1,237
Barclays PLC	11/07/17	ZAR	6,174	USD	453	(1)
BNP Paribas	10/05/17	USD	140	JPY	15,200	(5)
BNP Paribas	10/05/17	NZD	215	USD	156	1
BNP Paribas	10/05/17 - 11/10/17	USD	3,555	CAD	4,333	(91)
BNP Paribas	10/05/17	JPY	15,400	USD	139	2
BNP Paribas	11/07/17	USD	31,761	EUR	26,972	183
BNP Paribas	10/05/17	USD	139	EUR	115	(3)
BNP Paribas	10/13/17	ARS	7,392	USD	423	(1)
BNP Paribas	10/26/17	USD	1,066	KRW	1,220,242	–
BNP Paribas	11/03/17	BRL	814	USD	256	–
BNP Paribas	11/07/17	SGD	530	USD	390	(1)
BNP Paribas	11/22/17	RUB	26,517	USD	457	–
BNP Paribas	11/30/17	NZD	2,614	AUD	2,403	(3)
BNP Paribas	12/01/17	GBP	12,673	USD	17,171	142
Brown Brothers Harriman	10/04/17	EUR	312	USD	369	–

SEI Institutional International Trust / Annual Report / September 30, 2017	45

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	10/04/17 - 12/15/17	EUR	6,586	USD	7,695	(106)
Brown Brothers Harriman	10/04/17 - 12/15/17	USD	26,151	EUR	22,233	205
Brown Brothers Harriman	10/04/17	USD	4,500	EUR	3,764	(51)
Brown Brothers Harriman	10/06/17	MXN	6,616	USD	368	4
Brown Brothers Harriman	10/17/17	USD	291	TRY	1,040	1
Brown Brothers Harriman	10/17/17	USD	48	TRY	165	(2)
Brown Brothers Harriman	10/17/17	TRY	1,455	USD	407	–
Brown Brothers Harriman	10/20/17	USD	463	PLN	1,690	1
Brown Brothers Harriman	10/20/17	USD	221	PLN	802	(1)
Brown Brothers Harriman	10/20/17	PLN	793	USD	217	–
Brown Brothers Harriman	11/10/17	CAD	321	USD	257	–
Brown Brothers Harriman	11/10/17	USD	734	CAD	918	–
Brown Brothers Harriman	11/10/17	USD	36	CAD	44	(1)
Brown Brothers Harriman	11/28/17	USD	553	CNY	3,683	–
Brown Brothers Harriman	11/30/17	AUD	258	USD	203	1
Brown Brothers Harriman	11/30/17	USD	551	NZD	763	–
Brown Brothers Harriman	11/30/17	USD	1,947	AUD	2,484	1
Brown Brothers Harriman	11/30/17	USD	1,361	AUD	1,730	(5)
Brown Brothers Harriman	12/01/17	USD	284	GBP	211	–
Brown Brothers Harriman	12/01/17	USD	3,634	GBP	2,704	(1)
Brown Brothers Harriman	12/05/17	USD	20,626	JPY	2,314,807	3
Brown Brothers Harriman	12/05/17	USD	64	JPY	7,100	(1)
Brown Brothers Harriman	12/07/17	USD	1,017	ZAR	13,900	2
Brown Brothers Harriman	12/07/17	ZAR	3,711	USD	272	–
Brown Brothers Harriman	12/13/17	SEK	492	USD	62	1
BT Brokerage	10/05/17	SEK	5,953	USD	745	15
BT Brokerage	10/05/17	CZK	14,410	USD	663	8
BT Brokerage	11/07/17	AUD	525	USD	411	(1)
BT Brokerage	11/07/17	USD	1,665	CAD	2,071	(8)
BT Brokerage	11/07/17	GBP	2,025	USD	2,726	6
BT Brokerage	11/07/17	PLN	7,202	USD	1,971	(6)
BT Brokerage	11/07/17	EUR	34,002	USD	40,138	(132)
BT Brokerage	11/07/17	MXN	34,633	USD	1,896	(1)
BT Brokerage	11/07/17	JPY	2,263,300	USD	20,111	(33)
CIBC	11/07/17	JPY	3,715,368	USD	33,067	(1)
Citigroup	10/05/17	EUR	351	USD	419	4
Citigroup	10/04/17 - 11/07/17	EUR	41,494	USD	49,022	(121)
Citigroup	10/05/17	USD	140	NZD	195	1
Citigroup	10/05/17	USD	192	ZAR	2,493	(8)
Citigroup	10/05/17	USD	209	AUD	263	(3)
Citigroup	10/05/17	USD	70	GBP	54	3
Citigroup	10/05/17	USD	144	GBP	106	(2)
Citigroup	10/05/17	CAD	348	USD	281	3
Citigroup	10/05/17	GBP	51	USD	69	1
Citigroup	10/05/17 - 11/07/17	GBP	875	USD	1,156	(19)
Citigroup	11/07/17	USD	124	EUR	105	–
Citigroup	10/05/17	USD	2,449	EUR	2,053	(21)
Citigroup	10/05/17	CHF	268	USD	284	7
Citigroup	11/07/17	CHF	3,088	USD	3,184	(15)
Citigroup	10/05/17	SEK	6,686	USD	840	21

46	SEI Institutional International Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Citigroup	10/05/17	NZD	8,064	USD	5,778	(51)
Citigroup	10/05/17	JPY	15,400	USD	140	3
Citigroup	10/06/17	USD	710	MXN	12,806	(6)
Citigroup	10/13/17	USD	439	ARS	7,617	(2)
Citigroup	10/20/17	PLN	3,398	USD	936	3
Citigroup	10/26/17	KRW	4,244,280	USD	3,797	88
Citigroup	11/03/17	USD	1,194	BRL	3,797	2
Citigroup	11/22/17	USD	1,797	RUB	103,758	(10)
Citigroup	11/30/17	AUD	16,029	USD	12,798	233
Credit Agricole	10/05/17	USD	14	SEK	113	–
Credit Suisse First Boston	10/03/17	BRL	5,797	USD	1,820	(12)
Credit Suisse First Boston	10/04/17	EUR	3,020	USD	3,562	(9)
Credit Suisse First Boston	10/05/17	USD	1,313	EUR	1,096	(17)
Credit Suisse First Boston	10/05/17	USD	1,871	NZD	2,570	(14)
Credit Suisse First Boston	10/06/17	USD	907	MXN	16,088	(21)
Credit Suisse First Boston	11/07/17	HUF	117,758	USD	447	(2)
Credit Suisse First Boston	11/10/17	USD	1,408	CAD	1,723	(30)
Credit Suisse First Boston	12/13/17	SEK	7,157	USD	886	5
Deutsche Bank	10/04/17	EUR	22,851	USD	27,432	417
Goldman Sachs	11/30/17	NZD	4,606	USD	3,339	14
Goldman Sachs	12/05/17	USD	1,764	JPY	196,124	(17)
Goldman Sachs	12/05/17	JPY	3,127,743	USD	28,166	293
HSBC	10/05/17	USD	276	EUR	235	2
HSBC	10/05/17	USD	986	EUR	824	(12)
HSBC	10/05/17	CAD	1,478	USD	1,210	28
HSBC	11/07/17	GBP	5,714	USD	7,688	14
HSBC	10/05/17	GBP	645	USD	860	(6)
HSBC	11/07/17	THB	12,319	USD	369	(1)
JPMorgan Chase Bank	10/05/17	USD	82	NZD	114	–
JPMorgan Chase Bank	10/05/17	USD	70	NZD	97	–
JPMorgan Chase Bank	10/05/17	USD	208	EUR	176	–
JPMorgan Chase Bank	10/05/17 - 11/07/17	USD	225	JPY	24,514	(7)
JPMorgan Chase Bank	10/05/17 - 11/07/17	EUR	246	USD	290	(1)
JPMorgan Chase Bank	10/05/17	USD	279	CHF	268	(2)
JPMorgan Chase Bank	10/05/17	CAD	346	USD	281	4
JPMorgan Chase Bank	10/05/17	AUD	367	USD	293	4
JPMorgan Chase Bank	10/05/17	USD	278	CAD	350	2
JPMorgan Chase Bank	10/05/17	USD	140	CAD	170	(4)
JPMorgan Chase Bank	10/05/17	USD	769	AUD	960	(16)
JPMorgan Chase Bank	11/07/17	USD	76	NOK	608	–
JPMorgan Chase Bank	10/05/17 - 11/07/17	USD	974	NOK	7,616	(17)
JPMorgan Chase Bank	10/05/17	USD	1,251	EUR	1,047	(13)
JPMorgan Chase Bank	10/05/17	USD	357	GBP	270	6
JPMorgan Chase Bank	10/05/17	USD	1,299	GBP	958	(13)
JPMorgan Chase Bank	10/05/17	GBP	370	USD	499	3
JPMorgan Chase Bank	10/05/17 - 11/07/17	GBP	1,431	USD	1,890	(30)
JPMorgan Chase Bank	10/05/17 - 11/07/17	NOK	2,545	USD	322	2
JPMorgan Chase Bank	10/05/17 - 11/07/17	SEK	3,333	USD	417	9
JPMorgan Chase Bank	10/05/17 - 11/07/17	USD	895	SEK	7,292	1
JPMorgan Chase Bank	10/05/17 - 11/07/17	USD	2,831	SEK	22,592	(62)
JPMorgan Chase Bank	10/05/17	NZD	958	USD	700	7

SEI Institutional International Trust / Annual Report / September 30, 2017	47

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	11/07/17	NZD	3,618	USD	2,612	(1)
JPMorgan Chase Bank	10/05/17	EUR	6,092	USD	7,278	75
JPMorgan Chase Bank	10/05/17	THB	47,040	USD	1,419	9
JPMorgan Chase Bank	10/05/17 - 11/07/17	JPY	3,745,868	USD	33,394	55
JPMorgan Chase Bank	11/07/17	JPY	15,500	USD	138	(1)
JPMorgan Chase Bank	10/17/17	USD	828	TRY	2,882	(21)
JPMorgan Chase Bank	11/07/17	SGD	1,237	USD	912	1
JPMorgan Chase Bank	11/07/17	ZAR	12,069	USD	887	(2)
JPMorgan Chase Bank	11/10/17	CAD	23,462	USD	18,722	(45)
JPMorgan Chase Bank	11/22/17	USD	2,808	TWD	84,262	(25)
JPMorgan Chase Bank	12/07/17	ZAR	21,507	USD	1,604	28
Montgomery/Bank of America	11/03/17	BRL	5,797	USD	1,807	(19)
Morgan Stanley	10/05/17	GBP	103	USD	140	2
Morgan Stanley	10/05/17	EUR	248	USD	300	6
Morgan Stanley	10/05/17	CAD	355	USD	283	(1)
Morgan Stanley	10/05/17	USD	434	NOK	3,384	(9)
Morgan Stanley	10/05/17	USD	1,336	NZD	1,828	(15)
Morgan Stanley	10/05/17	DKK	3,378	USD	542	6
Morgan Stanley	10/05/17	NOK	4,359	USD	559	12
Morgan Stanley	10/05/17	PLN	5,338	USD	1,497	32
Morgan Stanley	10/05/17	JPY	56,000	USD	507	9
Morgan Stanley	11/07/17	DKK	3,378	USD	537	(1)
Morgan Stanley	11/07/17	CZK	14,410	USD	653	(5)
Morgan Stanley	11/07/17	CAD	21,270	USD	17,070	56
Morgan Stanley	12/01/17	USD	2,609	GBP	1,918	(32)
National Bank of Australia	10/05/17	CAD	2,035	USD	1,659	32
National Bank of Australia	10/05/17	JPY	190,439	USD	1,726	34
National Bank of Australia	11/07/17	JPY	58,971	USD	524	(1)
National Bank of Australia	11/07/17	USD	485	CHF	470	2
National Bank of Australia	11/07/17	USD	737	AUD	941	1
National Bank of Australia	11/07/17	AUD	9,702	USD	7,602	(6)
National Bank of Australia	11/07/17	USD	10,316	JPY	1,160,892	17
RBC	10/05/17	USD	371	CAD	450	(11)
RBC	10/05/17	USD	263	EUR	223	–
RBC	10/05/17	USD	1,642	EUR	1,386	(3)
RBC	10/05/17	CAD	1,954	USD	1,581	18
RBC	10/05/17	CAD	18,741	USD	14,969	(16)
RBS	10/04/17	USD	2,365	EUR	2,060	71
RBS	10/05/17	USD	627	AUD	780	(14)
RBS	12/01/17	USD	732	GBP	541	(4)
Societe Generale	10/05/17	USD	749	CAD	910	(21)
Standard Chartered	10/04/17	USD	2,313	EUR	1,962	7
Standard Chartered	10/04/17	EUR	45,728	USD	54,340	278
State Street	10/05/17	USD	0	SEK	2	–
State Street	10/05/17	CAD	2	USD	2	–
State Street	10/05/17	EUR	45	USD	54	–
State Street	10/05/17	USD	143	GBP	106	(1)
State Street	10/05/17	NZD	194	USD	143	3
State Street	10/05/17	USD	211	AUD	263	(4)
State Street	10/05/17	USD	545	EUR	458	(4)

48	SEI Institutional International Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
State Street	10/05/17	USD	808	NZD	1,105	(10)
State Street	10/05/17	GBP	51	USD	69	–
State Street	10/05/17 – 11/07/17	GBP	19,738	USD	26,420	(86)
State Street	10/05/17	JPY	15,220	USD	136	1
State Street	11/07/17	JPY	9,100	USD	81	–
State Street	10/06/17	ILS	2,477	USD	693	(8)
State Street	11/07/17	DKK	1,263	USD	200	(1)
TD Securities	11/07/17	USD	310	JPY	34,800	–
UBS	10/05/17	USD	301	EUR	253	(2)
UBS	10/05/17	USD	862	SEK	6,863	(21)
UBS	10/05/17	SEK	9,221	USD	1,158	27
UBS	10/05/17	EUR	10,046	USD	11,963	85
UBS	10/06/17	MXN	102,464	USD	5,705	65
UBS	11/07/17	MXN	46,910	USD	2,563	(4)
						2,352

A list of the open OTC swap agreements held by the Fund at September 30, 2017, is as follows:

Credit Default Swaps

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Credit Suisse	CMBX.NA.BB.6	Sell	5.00%	Monthly	05/11/2063	(370)	(90)	(63)	(27)
Credit Suisse	CMBX.NA.BB.6	Sell	5.00%	Monthly	05/11/2063	(130)	(32)	(17)	(15)
Credit Suisse	CMBX.NA.BB.6	Sell	5.00%	Monthly	05/11/2063	(240)	(58)	(31)	(27)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(373)	(56)	(27)	(29)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(134)	(20)	(8)	(12)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(127)	(19)	(9)	(10)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(406)	(62)	(30)	(32)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(460)	(70)	(36)	(34)

								(221)	(186)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017, is as follows:

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
ITRAXX EUROPE SERIES 27	Buy	5.00%	Quarterly	06/20/2022	1,607	(202)	(205)		3
ITRAXX EUROPE SERIES 28	Sell	1.00%	Quarterly	12/20/2022	(6,439)	146	146		–

							(59)		3

For the year ended September 30, 2017, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages	are based on Net Assets of $453,564 ($ Thousands).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $59,339 ($ Thousands), representing 13.1% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open swap contracts.

ARS	—	Argentine Peso
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
Cl	—	Class
CNH	—	Chinese Yuan Offshore

SEI Institutional International Trust / Annual Report / September 30, 2017	49

SCHEDULE OF INVESTMENTS

September 30, 2017

International Fixed Income Fund (Concluded)

CNY — Chinese Yuan Onshore
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
EURIBOR — Euro London Interbank Offered Rate
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GBP — British Pound Sterling
GDP — Gross Domestic Product
HUF — Hungarian Forint
ICE — Intercontinental Exchange
ILS — Israeli New Sheckels
JPY — Japanese Yen
KRW — Korean Won
L.P. — Limited Partnership
LIBOR — London Interbank Offered Rate
MTN — Medium Term Note
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
PLN — Polish Zloty
RUB — Russian Ruble
SGD — Singapore Dollar
SEK — Swedish Krona
Ser — Series
STRIPS — Separately Traded Registered Interest and Principal Securities
THB — Thai Bhat
TRY — Turkish Lira
TSX — Toronto Stock Exchange
TWD — Taiwan Dollar
UK — United Kingdom
USD — United States Dollar
UYU — Uruguayan Peso
VAR — Variable Rate
ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$407,117	$–	$407,117
Mortgage-Backed Securities	–	9,481	–	9,481
U.S. Treasury Obligations	–	5,047	–	5,047
Corporate Obligations	–	1,908	–	1,908

Total Investments in Securities	$–	$423,553	$–	$423,553

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$675	$–	$–	$675
Unrealized Depreciation	(254)	–	–	(254)
Forwards Contracts *
Unrealized Appreciation	–	4,809	–	4,809
Unrealized Depreciation	–	(2,457)	–	(2,457)
OTC Swaps
Credit Default Swaps *
Unrealized Depreciation	–	(186)	–	(186)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Appreciation	–	3	–	3

Total Other Financial Instruments	$421	$2,169	$–	$2,590

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompaying notes are an integral part of the financial statements.

50	SEI Institutional International Trust / Annual Report / September 30, 2017

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 94.9%
Angola — 0.2%
Angolan Government International Bond
9.500%, 11/12/2025 (A)		$1,009	$1,083
9.500%, 11/12/2025		1,675	1,799

			2,882

Argentina — 4.6%
Adecoagro
6.000%, 09/21/2027 (A)		785	782
Argentina Bonar Bonds
23.450%, VAR 30-35d Argentina BADLAR Private Banks+2.000%, 04/03/2022	ARS	7,084	403
Argentina POM Politica Monetaria
26.250%, VAR Argentina Central Bank 7D Repo Ref Rate+0.000%, 06/21/2020		151,560	9,103
Argentina Treasury Bond
2.500%, 07/22/2021		6,000	404
Argentine Bonad Bonds
2.400%, 03/18/2018		$1,568	1,544
Argentine Bonos del Tesoro
22.750%, 03/05/2018	ARS	13,700	779
21.200%, 09/19/2018		27,802	1,594
18.200%, 10/03/2021		21,053	1,248
Cablevision
6.500%, 06/15/2021 (A)		$79	84
City of Buenos Aires Argentina 24.702%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/29/2024	ARS	10,891	613
Pampa Energia
7.500%, 01/24/2027 (A)		$343	373
7.375%, 07/21/2023 (A)		270	293
Provincia de Buenos Aires
7.875%, 06/15/2027		2,762	2,994
5.375%, 01/20/2023 (A)	EUR	608	739
Provincia de Cordoba
7.125%, 06/10/2021 (A)		$531	570

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Provincia del Chaco Argentina
9.375%, 08/18/2024	$	654	$663
Republic of Argentina
7.820%, 12/31/2033	EUR	6,772	8,841
7.820%, 12/31/2033		9,877	13,031
7.625%, 04/22/2046	$	991	1,100
7.500%, 04/22/2026		5,050	5,676
7.125%, 06/28/2117		446	445
5.000%, 01/15/2027	EUR	3,555	4,151
2.568%, 12/31/2033	$	1,655	1,919
2.260%, 03/31/2019 (B)	EUR	564	453
2.260%, 12/31/2038 (B)(C)		11,529	9,268
1.453%, 12/31/2033	$	2,426	2,735
0.000%, 12/15/2035 (D)	EUR	17,850	2,237
YPF MTN
24.104%, VAR 30-35d Argentina BADLAR Private Banks+4.000%, 07/07/2020	$	368	368

			72,410

Armenia — 0.0%
Republic of Armenia
7.150%, 03/26/2025 (A)		600	671

Azerbaijan — 1.4%
Republic of Azerbaijan
4.750%, 03/18/2024 (A)(C)		2,291	2,354
Southern Gas Corridor
6.875%, 03/24/2026		4,275	4,809
6.875%, 03/24/2026		2,632	2,961
6.875%, 03/24/2026 (A)		1,437	1,617
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		3,640	3,959
6.950%, 03/18/2030		963	1,047
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		3,620	3,620
4.750%, 03/13/2023		1,500	1,500

			21,867

Bahrain — 0.2%
Bahrain Government International Bond
7.000%, 10/12/2028 (A)		641	654
7.000%, 10/12/2028		679	693
6.750%, 09/20/2029		1,276	1,265

			2,612

Belize — 0.1%
Belize Government International Bond
5.000%, 02/20/2034 (B)		2,637	1,635

Bermuda — 0.3%
Government of Bermuda
4.854%, 02/06/2024		2,580	2,807

SEI Institutional International Trust / Annual Report / September 30, 2017	51

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.717%, 01/25/2027		$1,321	$1,337

			4,144

Brazil — 8.4%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (A)		660	699
4.750%, 05/09/2024 (A)		848	853
Braskem Finance
5.750%, 04/15/2021		1,797	1,934
Brazil Letras do Tesouro Nacional (E)
14.103%, 01/01/2019	BRL	77,437	22,446
10.760%, 07/01/2020		29,821	7,551
10.403%, 01/01/2020		38,000	10,094
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$264	278
5.477%, 07/24/2023		300	315
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028 (A)		224	227
5.333%, 02/15/2028		5,320	5,400
5.333%, 02/15/2028		1,176	1,194
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2022	BRL	6,000	6,143
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021		52,528	17,189
10.000%, 01/01/2023		39,819	12,945
10.000%, 01/01/2025		39,923	12,910
Cosan Luxembourg
7.000%, 01/20/2027 (A)		$253	274
ESAL GmbH
6.250%, 02/05/2023 (A)		104	101
Federal Republic of Brazil
8.250%, 01/20/2034		2,768	3,619
6.000%, 04/07/2026 (C)		899	998
5.625%, 01/07/2041		416	419
5.625%, 02/21/2047		679	686
5.000%, 01/27/2045		5,018	4,670
Klabin Finance
5.250%, 07/16/2024		790	824
Marfrig Holdings Europe
8.000%, 06/08/2023		1,100	1,138
Minerva Luxembourg
6.500%, 09/20/2026		1,401	1,415
6.500%, 09/20/2026 (A)		2,293	2,317
Petrobras Global Finance
8.750%, 05/23/2026		2,741	3,292
7.375%, 01/17/2027		3,853	4,242
6.250%, 03/17/2024		2,199	2,350
Rumo Luxembourg
7.375%, 02/09/2024 (A)		898	972
Ultrapar International
5.250%, 10/06/2026		330	339

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Vale Overseas
6.875%, 11/21/2036		$920	$1,053
VM Holding
5.375%, 05/04/2027 (A)		2,891	3,035

			131,922

Cameroon — 0.1%
Republic of Cameroon International Bond
9.500%, 11/19/2025 (A)		1,936	2,284

Chile — 0.7%
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	80,000	134
5.000%, 03/01/2035		1,560,000	2,498
4.500%, 02/28/2021		350,000	565
Cencosud
4.375%, 07/17/2027 (A)		$1,819	1,827
Empresa de Transporte de Pasajeros Metro
5.000%, 01/25/2047 (A)		2,000	2,197
Empresa Electrica Angamos
4.875%, 05/25/2029 (A)		1,323	1,344
Empresa Nacional del Petroleo
4.500%, 09/14/2047 (A)		332	318
4.375%, 10/30/2024		200	210
3.750%, 08/05/2026		640	640
3.750%, 08/05/2026 (A)		387	387
Geopark
6.500%, 09/21/2024 (A)		492	493
Republic of Chile
5.500%, 08/05/2020	CLP	323,000	536

			11,149

China — 0.2%
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (A)		$1,033	1,109
Sinopec Group Overseas Development 2017
3.250%, 09/13/2027 (A)		1,388	1,373

			2,482

Colombia — 5.4%
Bogota Distrito Capital
9.750%, 07/26/2028	COP	370,000	134
9.750%, 07/26/2028 (A)		8,820,000	3,193
Colombian TES
11.000%, 07/24/2020		5,925,800	2,290
10.000%, 07/24/2024		26,189,600	10,707
7.750%, 09/18/2030		1,040,700	386
7.500%, 08/26/2026		40,007,000	14,488
7.000%, 09/11/2019		3,623,300	1,271
7.000%, 05/04/2022		29,705,000	10,477
7.000%, 06/30/2032		7,050,500	2,411
5.000%, 11/21/2018		17,813,600	6,062
4.750%, 04/04/2035		2,017,200	2,032

52	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ecopetrol
7.375%, 09/18/2043		$280	$321
5.875%, 05/28/2045		745	728
Emgesa ESP
8.750%, 01/25/2021	COP	870,000	309
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		3,962,000	1,395
7.625%, 09/10/2024 (A)		3,116,000	1,057
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024		884,000	306
7.875%, 08/12/2024 (A)		1,127,000	391
Republic of Colombia
11.750%, 02/25/2020		$322	394
9.850%, 06/28/2027	COP	3,803,000	1,623
9.850%, 06/28/2027		1,257,000	537
8.125%, 05/21/2024		$550	704
7.750%, 04/14/2021	COP	3,331,000	1,208
7.375%, 09/18/2037		$1,570	2,071
6.125%, 01/18/2041		3,194	3,756
6.000%, 04/28/2028	COP	11,502,900	3,736
5.000%, 06/15/2045 (C)		$1,196	1,230
4.500%, 01/28/2026		1,636	1,747
4.375%, 07/12/2021 (C)		3,341	3,565
4.375%, 03/21/2023	COP	1,089,000	354
4.375%, 03/21/2023		1,782,000	580
4.000%, 02/26/2024		$1,885	1,964
3.875%, 04/25/2027		2,575	2,616

			84,043

Costa Rica — 1.3%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (A)		753	798
5.875%, 04/25/2021 (A)		597	620
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	434
6.375%, 05/15/2043		250	233
Republic of Costa Rica
7.158%, 03/12/2045		4,436	4,791
7.158%, 03/12/2045 (A)		1,237	1,336
7.158%, 03/12/2045		3,436	3,711
7.000%, 04/04/2044 (A)		4,191	4,453
7.000%, 04/04/2044		2,387	2,536
5.625%, 04/30/2043		510	467
5.625%, 04/30/2043 (A)		130	119
4.375%, 04/30/2025		1,720	1,690

			21,188

Croatia — 0.6%
Government of Croatia
6.000%, 01/26/2024 (A)		200	228
3.000%, 03/11/2025	EUR	5,720	7,269
3.000%, 03/20/2027		1,020	1,266

			8,763

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Dominican Republic — 1.2%
Dominican Republic International Bond
15.950%, 06/04/2021	DOP	3,800	$95
11.500%, 05/10/2024		55,000	1,227
11.000%, 01/05/2018		6,320	134
11.000%, 07/30/2021 (A)		53,760	1,164
9.040%, 01/23/2018		$121	123
8.625%, 04/20/2027		1,332	1,622
7.500%, 05/06/2021		404	449
7.450%, 04/30/2044		451	537
7.450%, 04/30/2044 (A)		1,865	2,222
6.875%, 01/29/2026		443	505
6.875%, 01/29/2026		2,000	2,281
6.850%, 01/27/2045		400	447
6.850%, 01/27/2045		200	224
6.850%, 01/27/2045 (A)		2,788	3,119
6.600%, 01/28/2024		656	737
5.950%, 01/25/2027		1,114	1,198
5.950%, 01/25/2027 (A)(C)		888	955
5.875%, 04/18/2024 (A)		71	77
5.500%, 01/27/2025		249	263
5.500%, 01/27/2025		690	730

			18,109

Ecuador — 0.6%
Petroamazonas EP
4.625%, 02/16/2020 (A)		380	364
Republic of Ecuador
10.750%, 03/28/2022 (A)		751	839
10.500%, 03/24/2020		273	295
9.650%, 12/13/2026 (A)		1,275	1,345
9.625%, 06/02/2027		777	816
8.750%, 06/02/2023		660	682
7.950%, 06/20/2024		4,875	4,820

			9,161

Egypt — 1.8%
Egypt Government International Bond MTN
8.500%, 01/31/2047		10,360	11,543
8.500%, 01/31/2047 (A)		865	964
7.500%, 01/31/2027		4,302	4,681
6.125%, 01/31/2022		497	514
6.125%, 01/31/2022 (A)		1,194	1,235
Egypt Treasury Bills (E)
20.471%, 12/19/2017	EGP	54,175	2,956
20.273%, 07/10/2018		12,000	599
19.927%, 01/16/2018		41,075	2,211
19.925%, 01/09/2018		34,875	1,883
16.364%, 06/19/2018		40,475	2,034

			28,620

El Salvador — 0.9%
Republic of El Salvador
8.625%, 02/28/2029		$2,236	2,510

SEI Institutional International Trust / Annual Report / September 30, 2017	53

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund  (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.250%, 04/10/2032 (A)		$126	$137
8.250%, 04/10/2032		647	706
7.750%, 01/24/2023		1,323	1,419
7.650%, 06/15/2035 (C)		2,017	2,072
7.650%, 06/15/2035		1,467	1,507
7.625%, 02/01/2041		1,542	1,577
7.375%, 12/01/2019		226	236
7.375%, 12/01/2019		417	435
6.375%, 01/18/2027		863	854
6.375%, 01/18/2027		1,650	1,633
6.375%, 01/18/2027 (A)		1,401	1,387
5.875%, 01/30/2025		210	206
5.875%, 01/30/2025		200	196

			14,875

Ethiopia — 0.0%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (A)		510	524

Gabon — 0.2%
Gabonese Republic
8.200%, 12/12/2017		282	284
6.950%, 06/16/2025 (A)		1,230	1,223
6.375%, 12/12/2024		1,315	1,282
6.375%, 12/12/2024 (A)		513	500

			3,289

Georgia — 0.0%
Republic of Georgia
6.875%, 04/12/2021 (A)(C)		421	470

Ghana — 0.8%
Republic of Ghana
24.750%, 07/19/2021	GHS	3,864	1,045
24.500%, 04/22/2019		1,926	473
24.000%, 09/09/2019		963	238
10.750%, 10/14/2030		$6,373	8,275
8.125%, 01/18/2026		2,050	2,179

			12,210

Guatemala — 0.0%
Comcel Trust
6.875%, 02/06/2024 (A)		390	416

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		326	350
6.250%, 01/19/2027 (A)		490	527

			877

Hungary — 1.7%
Republic of Hungary
7.625%, 03/29/2041		7,530	11,659
5.500%, 06/24/2025	HUF	138,870	649

Description		Face Amount (Thousands)	Market Value ($Thousands)

GLOBAL BONDS (continued)
5.375%, 02/21/2023		$1,750	$1,974
3.000%, 06/26/2024	HUF	1,600,150	6,504
3.000%, 10/27/2027		253,120	998
2.750%, 12/22/2026		162,000	629
1.750%, 10/26/2022		1,201,820	4,691

			27,104

Indonesia — 8.2%
Indika Energy Capital II
6.875%, 04/10/2022		45	47
Indo Energy Finance II
6.375%, 01/24/2023		745	757
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	67,036,000	5,766
8.250%, 07/15/2021		10,611,000	843
7.500%, 08/15/2032		8,200,000	638
Listrindo Capital
4.950%, 09/14/2026		$350	355
Majapahit Holding
7.750%, 01/20/2020		894	997
Pelabuhan Indonesia III
4.875%, 10/01/2024		1,659	1,775
Pertamina Persero
6.500%, 05/27/2041 (A)		380	452
6.000%, 05/03/2042		340	383
6.000%, 05/03/2042 (A)		935	1,054
5.250%, 05/23/2021 (A)		921	996
4.875%, 05/03/2022 (A)		220	236
Pertamina Persero MTN
6.450%, 05/30/2044		439	520
6.450%, 05/30/2044 (A)		665	788
5.625%, 05/20/2043 (A)		1,434	1,544
Perusahaan Listrik Negara MTN
5.250%, 10/24/2042		1,380	1,437
Republic of Indonesia
12.800%, 06/15/2021	IDR	210,000	19
11.000%, 09/15/2025		3,200,000	304
9.000%, 03/15/2029		136,154,000	11,870
8.500%, 10/12/2035		$525	779
8.500%, 10/12/2035		505	749
8.375%, 03/15/2024	IDR	207,380,000	17,032
8.375%, 09/15/2026		21,071,000	1,761
8.375%, 03/15/2034		95,294,000	7,790
8.250%, 06/15/2032		17,369,000	1,443
8.250%, 05/15/2036		116,070,000	9,471
7.750%, 01/17/2038		$1,797	2,554
7.000%, 05/15/2022	IDR	122,580,000	9,419
7.000%, 05/15/2027		42,800,000	3,300
6.625%, 05/15/2033		35,776,000	2,550
6.625%, 02/17/2037		$308	392
6.125%, 05/15/2028	IDR	26,020,000	1,881
5.625%, 05/15/2023		13,561,000	979
4.875%, 05/05/2021		$945	1,018

54	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.350%, 01/08/2027 (A)		$1,481	$1,571
3.375%, 07/30/2025	EUR	4,919	6,415
Republic of Indonesia MTN
11.625%, 03/04/2019		$1,049	1,191
11.625%, 03/04/2019 (A)		975	1,107
11.625%, 03/04/2019		80	91
6.750%, 01/15/2044 (A)		183	245
5.875%, 01/15/2024		6,050	6,936
5.875%, 01/15/2024		2,876	3,297
5.250%, 01/17/2042		2,132	2,378
5.125%, 01/15/2045 (A)		217	240
4.750%, 01/08/2026		1,044	1,138
4.125%, 01/15/2025		1,331	1,397
4.125%, 01/15/2025		2,611	2,740
3.850%, 07/18/2027 (A)		1,098	1,128
3.750%, 06/14/2028	EUR	2,675	3,538
3.375%, 04/15/2023 (A)		$1,939	1,971
2.150%, 07/18/2024	EUR	905	1,102

			128,384

Iraq — 1.0%
Iraq International Bond
6.752%, 03/09/2023		$732	727
6.752%, 03/09/2023 (A)		1,895	1,882
5.800%, 01/15/2028		14,373	13,429

			16,038

Israel — 0.2%
Israel Government Bond
5.500%, 01/31/2042	ILS	287	121
3.750%, 03/31/2047		7,908	2,565

			2,686

Ivory Coast — 1.1%
Ivory Coast Government International Bond
6.375%, 03/03/2028 (A)		$2,198	2,272
6.125%, 06/15/2033		825	810
6.125%, 06/15/2033 (A)		323	317
5.750%, 12/31/2032		3,305	3,241
5.750%, 12/31/2032 (A)		403	395
5.750%, 12/31/2032		3,413	3,347
5.750%, 12/31/2032		3,367	3,302
5.375%, 07/23/2024 (A)(C)		1,265	1,276
5.125%, 06/15/2025	EUR	1,450	1,771
5.125%, 06/15/2025 (A)		930	1,136

			17,867

Jamaica — 0.1%
Digicel Group
7.125%, 04/01/2022 (A)		$236	214
Government of Jamaica
6.750%, 04/28/2028		565	651

			865

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Jordan — 0.1%
Jordan Government International Bond
6.125%, 01/29/2026		$1,102	$1,115

Kazakhstan — 1.3%
Development Bank of Kazakhstan
4.125%, 12/10/2022		770	778
KazAgro National Management Holding MTN
4.625%, 05/24/2023 (A)		349	351
4.625%, 05/24/2023		4,595	4,624
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042 (A)		250	279
6.375%, 10/06/2020 (A)		400	433
KazMunayGas National
5.750%, 04/19/2047 (A)		1,335	1,314
4.750%, 04/19/2027 (A)		1,515	1,536
KazMunayGas National MTN
6.375%, 04/09/2021		1,960	2,143
6.375%, 04/09/2021 (A)		1,660	1,815
KazTransGas
4.375%, 09/26/2027 (A)		1,216	1,207
Republic of Kazakhstan MTN
6.500%, 07/21/2045		4,350	5,357

			19,837

Kenya — 0.1%
Kenya Government International Bond
6.875%, 06/24/2024 (C)		473	483
6.875%, 06/24/2024 (A)		543	554
5.875%, 06/24/2019 (A)		805	827

			1,864

Malaysia — 4.1%
1MDB Energy
5.990%, 05/11/2022		1,000	1,090
1MDB Global Investments
4.400%, 03/09/2023		9,600	9,130
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	270
4.935%, 09/30/2043		2,200	528
4.392%, 04/15/2026		7,081	1,718
4.378%, 11/29/2019		5,218	1,264
4.254%, 05/31/2035		1,827	422
4.240%, 02/07/2018		35,477	8,437
4.232%, 06/30/2031		9,200	2,143
4.181%, 07/15/2024		4,186	1,008
4.160%, 07/15/2021		20	5
3.955%, 09/15/2025		9,520	2,251
3.892%, 03/15/2027		1,369	319
3.800%, 08/17/2023		23,695	5,621
3.795%, 09/30/2022		3,500	833
3.759%, 03/15/2019		32,541	7,776
3.659%, 10/15/2020		1,419	338

SEI Institutional International Trust / Annual Report / September 30, 2017	55

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.654%, 10/31/2019	MYR	7,740	$1,846
3.620%, 11/30/2021		7,443	1,763
3.580%, 09/28/2018		1,157	275
3.502%, 05/31/2027		1,050	236
3.492%, 03/31/2020		1,420	338
3.480%, 03/15/2023		2,858	667
3.418%, 08/15/2022		4,289	1,004
3.314%, 10/31/2017		40,620	9,622
3.260%, 03/01/2018		9,170	2,174
Malaysia Government Investment Issue
4.070%, 09/30/2026		11,606	2,722

			63,800

Mauritius — 0.1%
Liquid Telecommunications Financing
8.500%, 07/13/2022 (A)		$1,086	1,144

Mexico — 10.2%
Alfa
6.875%, 03/25/2044		1,750	1,973
America Movil
7.125%, 12/09/2024	MXN	18,110	963
6.000%, 06/09/2019		12,420	665
Banco Inbursa Institucion de Banca Multiple
4.375%, 04/11/2027 (A)		$573	575
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026		536	537
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (A)		1,852	1,854
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	2,094
5.750%, 02/14/2042 (A)		$500	529
4.875%, 01/15/2024 (A)		237	254
4.750%, 02/23/2027 (A)		658	693
Elementia
5.500%, 01/15/2025		670	708
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (A)		609	668
Mexican Bonos
8.000%, 11/07/2047	MXN	50,970	3,062
7.750%, 11/23/2034		92,281	5,393
7.750%, 11/13/2042		124,502	7,263
7.500%, 06/03/2027		11,414	656
6.500%, 06/09/2022		141,321	7,715
5.750%, 03/05/2026		87,650	4,501
5.000%, 12/11/2019		127,973	6,795
4.750%, 06/14/2018		10,801	585
Mexican Bonos, Ser M
6.500%, 06/10/2021		184,897	10,119

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexican Bonos, Ser M10
8.500%, 12/13/2018	MXN	107,689	$6,029
Mexican Bonos, Ser M20
10.000%, 12/05/2024		311,035	20,281
8.500%, 05/31/2029		40,211	2,487
8.000%, 12/07/2023		11,575	678
7.750%, 05/29/2031		124,863	7,287
Mexican Bonos, Ser M30
10.000%, 11/20/2036		43,198	3,071
8.500%, 11/18/2038		66,465	4,169
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$2,551	2,583
Mexico Government International Bond
4.150%, 03/28/2027		1,779	1,870
Petroleos Mexicanos
9.500%, 09/15/2027		169	222
7.470%, 11/12/2026	MXN	106,719	5,339
7.190%, 09/12/2024		101,382	5,103
6.625%, 06/15/2035		$4,931	5,313
6.625%, 06/15/2038		2,088	2,217
6.500%, 03/13/2027		400	443
6.500%, 03/13/2027 (A)		2,362	2,618
6.500%, 06/02/2041		572	598
6.375%, 02/04/2021		326	357
6.375%, 01/23/2045		807	821
6.000%, 03/05/2020		335	360
5.625%, 01/23/2046		489	455
5.500%, 01/21/2021		18	19
4.875%, 01/24/2022		1,341	1,406
4.500%, 01/23/2026		643	642
4.250%, 01/15/2025		450	447
Petroleos Mexicanos MTN
6.875%, 08/04/2026		4,450	5,062
6.750%, 09/21/2047		3,373	3,589
6.750%, 09/21/2047		396	421
6.500%, 03/13/2027 (A)		196	217
6.375%, 01/23/2045 (A)		806	820
5.625%, 01/23/2046 (A)		800	744
4.875%, 02/21/2028	EUR	3,822	4,856
4.625%, 09/21/2023 (A)		$1,185	1,224
4.250%, 01/15/2025		2,450	2,436
Sixsigma Networks Mexico
8.250%, 11/07/2021 (A)		465	482
Trust F/1401
6.950%, 01/30/2044		1,920	2,119
United Mexican States
4.600%, 01/23/2046		628	634
United Mexican States MTN
5.750%, 10/12/2110		3,818	4,093
4.750%, 03/08/2044		200	206

			159,320

56	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mongolia — 0.2%
Mongolia Government International Bond
MTN
10.875%, 04/06/2021 (A)		$1,205	$1,398
8.750%, 03/09/2024		1,451	1,627
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020		350	378
9.375%, 05/19/2020 (A)		355	383

			3,786

Montenegro — 0.0%
Republic of Montenegro
5.750%, 03/10/2021 (A)	EUR	551	711

Morocco — 0.5%
Morocco Government International Bond
3.500%, 06/19/2024		3,580	4,702
OCP
6.875%, 04/25/2044		$1,325	1,490
5.625%, 04/25/2024 (A)		1,900	2,047

			8,239

Netherlands — 0.1%
IHS Netherlands Holdco
9.500%, 10/27/2021 (A)		429	449
MARB BondCo
7.000%, 03/15/2024 (A)		99	97
Marfrig Holdings Europe
8.000%, 06/08/2023 (A)		470	486
VTR Finance
6.875%, 01/15/2024		400	424

			1,456

Nigeria — 0.9%
Nigeria Government International Bond
7.875%, 02/16/2032		5,382	5,880
7.875%, 02/16/2032 (A)(C)		488	533
6.375%, 07/12/2023		2,025	2,122
5.625%, 06/27/2022		1,200	1,221
Nigeria Treasury Bill (E)
21.326%, 04/05/2018	NGN	494,646	1,255
20.658%, 08/02/2018		1,495,300	3,609

			14,620

Oman — 0.3%
Oman Government International Bond
6.500%, 03/08/2047		$676	695
6.500%, 03/08/2047 (A)		1,620	1,666
5.375%, 03/08/2027		659	677
4.750%, 06/15/2026 (A)		237	234
3.625%, 06/15/2021		1,326	1,333

			4,605

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Pakistan — 0.1%
Pakistan Government International Bond
8.250%, 09/30/2025		$1,000	$1,149

Panama — 0.1%
Republic of Panama
9.375%, 04/01/2029		630	948
8.125%, 04/28/2034		478	653
3.750%, 03/16/2025		420	439

			2,040

Paraguay — 0.1%
Republic of Paraguay
6.100%, 08/11/2044 (A)		906	1,017
4.625%, 01/25/2023		300	316
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	208
6.750%, 12/13/2022		200	208

			1,749

Peru — 2.3%
Abengoa Transmision Sur
6.875%, 04/30/2043 (A)		273	302
Cerro del Aguila
4.125%, 08/16/2027 (A)		723	720
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	1,190
Peru Enhanced Pass-Through Finance
0.639%, 05/31/2018		$27	27
0.638%, 05/31/2018 (A)(E)		73	72
Petroleos del Peru
5.625%, 06/19/2047 (A)		366	382
4.750%, 06/19/2032 (A)		613	630
Republic of Peru
8.200%, 08/12/2026	PEN	16,008	6,054
6.950%, 08/12/2031		1,675	578
6.950%, 08/12/2031		4,795	1,656
6.900%, 08/12/2037		2,094	719
6.900%, 08/12/2037		4,723	1,621
6.850%, 02/12/2042		613	202
6.350%, 08/12/2028		2,061	683
6.350%, 08/12/2028		2,895	959
6.350%, 08/12/2028 (A)		7,925	2,625
6.150%, 08/12/2032 (A)		19,515	6,291
5.700%, 08/12/2024		285	93
5.700%, 08/12/2024 (A)		5,999	1,948
3.750%, 03/01/2030	EUR	6,608	9,286

			36,038

Philippines — 0.1%
Republic of Philippines
3.900%, 11/26/2022	PHP	45,000	875

SEI Institutional International Trust / Annual Report / September 30, 2017	57

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund  (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Poland — 3.5%
Republic of Poland
5.750%, 04/25/2029	PLN	2,550	$858
5.250%, 10/25/2020		15,644	4,680
4.000%, 10/25/2023		28,308	8,223
3.250%, 07/25/2025		21,204	5,853
2.750%, 08/25/2023		6,504	1,937
2.500%, 07/25/2026		24,236	6,249
2.500%, 07/25/2027		29,168	7,425
2.250%, 04/25/2022		14,160	3,818
2.000%, 04/25/2021		4,980	1,351
1.750%, 07/25/2021		24,278	6,505
1.732%, 04/25/2019 (E)		4,780	1,279
1.110%, 10/25/2018 (E)		10,800	2,917
Republic of Poland, Ser 0922
5.750%, 09/23/2022		12,209	3,820

			54,915

Qatar — 0.8%
Ooredoo International Finance MTN
3.750%, 06/22/2026		$750	749
State of Qatar
9.750%, 06/15/2030		2,637	4,170
4.500%, 01/20/2022 (A)		1,730	1,837
3.250%, 06/02/2026 (A)		5,122	5,066

			11,822

Romania — 1.4%
Government of Romania
5.850%, 04/26/2023	RON	16,940	4,896
5.800%, 07/26/2027		20,140	5,843
4.750%, 02/24/2025		24,590	6,673
3.500%, 12/19/2022		8,945	2,324
Government of Romania MTN
3.875%, 10/29/2035	EUR	1,430	1,790

			21,526

Russia — 6.8%
Credit Bank of Moscow Via CBOM Finance
5.875%, 11/07/2021 (A)		$1,116	1,129
Evraz Group
8.250%, 01/28/2021		1,000	1,125
Gazprom OAO Via Gaz Capital
4.250%, 04/06/2024	GBP	1,660	2,316
GTLK Europe DAC
5.950%, 07/19/2021		$270	286
Ritekro (F)
16.207%, 11/07/2022 (E)(G)		914	543
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	501,923	9,135
7.750%, 09/16/2026		1,323,272	23,381
7.700%, 03/23/2033		24,679	428
7.600%, 04/14/2021		487,263	8,504
7.600%, 07/20/2022		281,338	4,917

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.400%, 12/07/2022	RUB	120,877	$2,093
7.100%, 10/16/2024		378,258	6,426
7.050%, 01/19/2028		641,052	10,812
7.000%, 01/25/2023		192,545	3,272
7.000%, 08/16/2023		300,364	5,099
6.800%, 12/11/2019		472,520	8,103
6.700%, 05/15/2019		236,124	4,055
6.500%, 12/03/2014 (B)		22,770	381
6.400%, 05/27/2020		87,230	1,477
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047		$1,800	1,839
4.250%, 06/23/2027		3,000	3,050
Russian Railways Via RZD Capital
7.487%, 03/25/2031	GBP	1,300	2,154
Sberbank of Russia Via SB Capital
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.023%, 02/26/2024 (A)		$2,292	2,338
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		729	755
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,310	1,416
6.800%, 11/22/2025 (A)		150	169
6.800%, 11/22/2025		580	654
5.450%, 11/22/2017 (A)		400	402

			106,259

Saudi Arabia — 0.2%
Saudi Government International Bond MTN
4.625%, 10/04/2047		934	939
3.625%, 03/04/2028		1,363	1,346
2.875%, 03/04/2023 (A)		998	995

			3,280

Senegal — 0.2%
Senegal Government International Bond
6.250%, 05/23/2033 (A)		2,910	2,992

Serbia — 0.3%
Republic of Serbia
7.250%, 09/28/2021 (A)		200	231
7.250%, 09/28/2021		4,300	4,964
4.875%, 02/25/2020		200	209

			5,404

South Africa — 4.4%
Eskom Holdings
7.125%, 02/11/2025 (A)		951	985
7.125%, 02/11/2025		1,750	1,813
5.750%, 01/26/2021 (A)		214	218
Republic of South Africa
10.500%, 12/21/2026	ZAR	116,988	9,723
9.000%, 01/31/2040		43,665	3,006
8.875%, 02/28/2035		20	1

58	SEI Institutional International Trust / Annual Report / September 30, 2017

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.750%, 01/31/2044	ZAR	47,197	$3,155
8.750%, 02/28/2048		157,337	10,538
8.500%, 01/31/2037		66,652	4,444
8.250%, 03/31/2032		87,495	5,925
8.000%, 01/31/2030		87,465	5,961
7.000%, 02/28/2031		103,711	6,399
6.750%, 03/31/2021		3,663	265
6.500%, 02/28/2041		39,901	2,095
6.250%, 03/31/2036		78,799	4,208
5.875%, 09/16/2025 (C)		$4,902	5,294
5.650%, 09/27/2047		1,006	1,000
4.875%, 04/14/2026		334	337
4.300%, 10/12/2028		1,694	1,596
Stillwater Mining
7.125%, 06/27/2025		636	655
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	13,360	969

			68,587

South Korea — 0.0%
Kyobo Life Insurance
3.950%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.091%, 07/24/2047 (A)		$548	553

Sri Lanka — 1.0%
Republic of Sri Lanka
11.750%, 06/15/2027	LKR	230,000	1,613
11.500%, 12/15/2021		230,000	1,586
6.850%, 11/03/2025 (A)		$908	997
6.850%, 11/03/2025		4,639	5,093
6.825%, 07/18/2026		500	549
6.825%, 07/18/2026 (A)		909	998
6.250%, 07/27/2021		853	917
6.200%, 05/11/2027		745	782
5.875%, 07/25/2022 (A)		2,445	2,604

			15,139

Supra-National — 0.6%
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		865	889
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	693
7.200%, 07/09/2019	IDR	31,560,000	2,387
Inter-American Development Bank MTN
7.875%, 03/14/2023		50,880,000	4,123
7.350%, 09/12/2018		20,140,000	1,511
			9,603

Thailand — 2.1%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	116
4.875%, 06/22/2029		22,000	815
3.875%, 06/13/2019		68,000	2,121

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.850%, 12/12/2025	THB	91,664	$3,082
3.650%, 12/17/2021		117,200	3,798
3.650%, 06/20/2031		224,108	7,433
3.625%, 06/16/2023		148,077	4,861
3.400%, 06/17/2036		102,710	3,333
2.875%, 06/17/2046		31,586	890
2.550%, 06/26/2020		40,000	1,232
2.125%, 12/17/2026		137,000	4,042
1.875%, 06/17/2022		57,000	1,719
			33,442

Tunisia — 0.1%
Banque Centrale de Tunisie
5.625%, 02/17/2024	EUR	700	854

Turkey — 5.8%
Export Credit Bank of Turkey
5.875%, 04/24/2019 (A)		$200	207
5.375%, 10/24/2023 (A)		1,033	1,061
5.000%, 09/23/2021 (A)		538	551
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		896	928
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023		1,221	1,255
Republic of Turkey
11.875%, 01/15/2030		1,600	2,544
10.700%, 02/17/2021	TRY	9,044	2,518
10.600%, 02/11/2026		12,605	3,527
10.500%, 01/15/2020		3,143	869
10.400%, 03/20/2024		2,250	625
9.500%, 01/12/2022		8,610	2,312
9.400%, 07/08/2020		29,131	7,840
9.200%, 09/22/2021		51,054	13,549
9.000%, 07/24/2024		9,803	2,535
8.800%, 11/14/2018		2,343	639
8.500%, 07/10/2019		2,790	748
8.500%, 09/14/2022		16,848	4,328
8.300%, 06/20/2018		4,251	1,166
7.400%, 02/05/2020		14,131	3,657
7.375%, 02/05/2025		$5,525	6,418
7.100%, 03/08/2023	TRY	6,560	1,574
7.000%, 03/11/2019		$784	831
7.000%, 06/05/2020		2,190	2,391
6.875%, 03/17/2036		1,020	1,151
6.750%, 04/03/2018		1,374	1,403
6.750%, 05/30/2040		1,480	1,644
6.625%, 02/17/2045		1,643	1,813
6.250%, 09/26/2022		530	581
6.000%, 03/25/2027		3,013	3,234
5.750%, 03/22/2024		333	354
5.750%, 05/11/2047		1,408	1,384
5.125%, 03/25/2022 (C)		1,653	1,731
4.875%, 10/09/2026		310	308

SEI Institutional International Trust / Annual Report / September 30, 2017	59

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.250%, 04/14/2026		$1,521	$1,461
3.000%, 08/02/2023	TRY	7,451	2,106
Republic of Turkey MTN
3.250%, 06/14/2025	EUR	2,536	2,999
TC Ziraat Bankasi
4.250%, 07/03/2019 (A)		$940	946
TC Ziraat Bankasi MTN
5.125%, 05/03/2022 (A)		1,063	1,080
5.125%, 09/29/2023 (A)		655	655
4.750%, 04/29/2021 (A)		561	568
Turk Telekomunikasyon
4.875%, 06/19/2024		1,750	1,791
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+4.220%, 05/24/2027 (A)		1,170	1,172
Turkiye Is Bankasi
6.125%, 04/25/2024		2,080	2,128
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)		429	431
			91,013

Ukraine — 3.1%
Government of Ukraine
7.750%, 09/01/2020 (A)		4,220	4,473
7.750%, 09/01/2021 (A)		5,152	5,468
7.750%, 09/01/2022 (A)		4,854	5,147
7.750%, 09/01/2023 (A)		2,048	2,150
7.750%, 09/01/2024		2,633	2,748
7.750%, 09/01/2024 (A)		730	762
7.750%, 09/01/2025 (A)		3,454	3,575
7.750%, 09/01/2025		1,567	1,622
7.750%, 09/01/2026		4,942	5,085
7.750%, 09/01/2026 (A)		1,602	1,648
7.750%, 09/01/2027		1,910	1,959
7.750%, 09/01/2027 (A)		3,156	3,237
7.375%, 09/25/2032 (A)		5,237	5,100
2.570%, 05/31/2040 (A)(D)		6,182	3,329
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		1,711	1,832
			48,135

United Arab Emirates — 0.1%
MAF Global Securities
7.125%, VAR USD Swap Semi 30/360 5 Year Curr+5.702%, 10/29/2049		1,040	1,080
5.500%, VAR USD Swap Semi 30/360 5 Year Curr+3.476%, 12/29/2049		870	899
			1,979

United Kingdom — 0.1%
Tullow Oil
6.250%, 04/15/2022		1,806	1,757
Vedanta Resources
6.375%, 07/30/2022 (A)		74	77

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.125%, 08/09/2024 (A)		$488	$495
			2,329

Uruguay — 0.9%
Republic of Uruguay
9.875%, 06/20/2022 (A)	UYU	31,830	1,184
8.500%, 03/15/2028 (A)		108,088	3,844
5.100%, 06/18/2050		$4,489	4,736
4.375%, 10/27/2027		2,738	2,950
4.125%, 11/20/2045 (C)		346	335
Uruguay Monetary Regulation Bill
8.552%, 11/08/2017 (E)	UYU	16,487	561

			13,610

Venezuela — 0.9%
Petroleos de Venezuela
6.000%, 05/16/2024		$7,785	2,367
6.000%, 05/16/2024		8,752	2,661
6.000%, 11/15/2026		2,693	817
5.500%, 04/12/2037		1,552	469
5.375%, 04/12/2027		6,989	2,097
Republic of Venezuela
13.625%, 08/15/2018		144	102
13.625%, 08/15/2018		826	625
11.950%, 08/05/2031		1,000	402
8.250%, 10/13/2024		1,325	447
7.750%, 10/13/2019		6,270	2,806
7.650%, 04/21/2025		1,351	453
7.000%, 03/31/2038		860	286
			13,532

Zambia — 0.6%
Republic of Zambia
8.970%, 07/30/2027		2,994	3,250
8.500%, 04/14/2024 (A)		3,220	3,439
5.375%, 09/20/2022 (A)		105	100
5.375%, 09/20/2022		2,746	2,614

			9,403

Total Global Bonds (Cost $1,450,858) ($ Thousands)			1,486,272

		Shares

AFFILIATED PARTNERSHIP — 0.9%
SEI Liquidity Fund, L.P. 1.110% **† (H)		14,595,621	14,597

Total Affiliated Partnership (Cost $14,595) ($ Thousands)			14,597

Total Investments in Securities — 95.8% (Cost $1,465,453) ($ Thousands)			$1,500,869

60	SEI Institutional International Trust / Annual Report / September 30, 2017

A list of the open futures contracts held by the Fund at September 30, 2017, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund	(19)	Dec-2017	(3,678)	(3,617)	30
Euro-Bund	(200)	Dec-2017	(38,257)	(38,069)	208
Euro-Buxl 30-Year Bond	(40)	Dec-2017	(7,860)	(7,720)	144
JSE Bond Future R186	1,162	Nov-2017	10,339	9,985	8
JSE Bond Future R2032	199	Nov-2017	1,404	1,359	4
JSE Bond Future R2035	180	Nov-2017	1,315	1,280	12
JSE Bond Future R207	205	Nov-2017	1,608	1,552	1
JSE Bond Future R208	352	Nov-2017	2,664	2,568	(3)
Long Gilt 10-Year Bond	(21)	Dec-2017	(3,415)	(3,490)	90
U.S. 10-Year Treasury Note	94	Dec-2017	11,861	11,779	(82)
U.S. 2-Year Treasury Note	(100)	Dec-2017	(21,624)	(21,570)	54
U.S. 5-Year Treasury Note	(255)	Dec-2017	(30,131)	(29,963)	168
U.S. 5-Year Treasury Note	(61)	Dec-2017	(7,213)	(7,168)	46
U.S. Ultra Long Treasury Bond	25	Dec-2017	4,179	4,128	(51)

			(78,808)	(78,946)	629

A list of the open forward foreign currency contracts held by the Fund at September 30, 2017, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/20/17	CNY	122,044	USD	17,261	$(1,016)
Citigroup	10/03/17	USD	1,298	ARS	23,619	62
Citigroup	10/03/17 - 11/20/17	USD	2,282	COP	6,724,379	(3)
Citigroup	10/03/17 - 11/16/17	ARS	52,383	USD	2,935	(41)
Citigroup	10/04/17	EUR	6,756	USD	8,085	98
Citigroup	11/03/17 - 12/20/17	EUR	18,516	USD	21,816	(160)
Citigroup	10/06/17	USD	8,859	PLN	31,339	(259)
Citigroup	10/10/17 - 12/14/17	BRL	1,486	USD	465	(1)
Citigroup	10/10/17	USD	3,536	BRL	11,054	(44)
Citigroup	10/10/17 - 11/03/17	USD	4,607	EUR	3,902	13
Citigroup	12/20/17	USD	7,490	EUR	6,236	(85)
Citigroup	10/12/17	USD	6,308	CZK	138,075	(23)
Citigroup	10/13/17 - 12/20/17	USD	8,325	ZAR	109,791	(268)
Citigroup	10/13/17 - 12/20/17	USD	15,176	INR	980,622	(284)
Citigroup	10/13/17	ZAR	37,413	USD	2,886	120
Citigroup	10/13/17	INR	108,892	USD	1,670	6
Citigroup	10/18/17	USD	8,080	THB	267,233	(65)
Citigroup	10/18/17 - 12/20/17	USD	26,244	CNY	179,925	729
Citigroup	10/19/17	TRY	1,678	USD	479	10
Citigroup	10/19/17	TRY	5,100	USD	1,401	(26)
Citigroup	10/19/17	USD	5,923	CLP	3,861,930	118
Citigroup	10/26/17 - 12/20/17	USD	10,705	CLP	6,707,745	(221)
Citigroup	10/19/17 - 06/20/18	USD	6,603	TRY	25,400	71
Citigroup	10/19/17 - 09/19/18	USD	10,331	TRY	38,968	(317)
Citigroup	10/20/17	MYR	9,613	USD	2,222	(56)
Citigroup	10/20/17	RUB	438,396	USD	7,505	(88)
Citigroup	10/23/17 - 12/20/17	COP	62,409,960	USD	21,208	98
Citigroup	10/25/17	USD	1,471	PHP	75,200	6
Citigroup	10/26/17	EUR	3,485	CZK	90,443	(3)

SEI Institutional International Trust / Annual Report / September 30, 2017	61

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/27/17 - 11/09/17	MXN	269,835	USD	15,040	$239
Citigroup	10/31/17	IDR	80,688,080	USD	6,049	65
Citigroup	11/03/17 - 11/17/17	EUR	12,943	PLN	55,502	(95)
Citigroup	11/07/17	USD	330	UYU	9,616	—
Citigroup	11/14/17	USD	895	CNH	6,319	53
Citigroup	11/14/17	CNH	19,886	USD	2,866	(118)
Citigroup	11/15/17	USD	520	SGD	700	(4)
Citigroup	11/16/17	EUR	5,913	HUF	1,794,839	(159)
Citigroup	11/17/17 - 12/20/17	USD	4,819	PEN	15,676	(35)
Citigroup	11/28/17	USD	417	IDR	5,563,300	(6)
Citigroup	12/13/17	HUF	1,056,750	EUR	3,422	23
Citigroup	12/20/17	USD	1,491	RUB	87,558	8
Citigroup	12/20/17	USD	3,420	HUF	879,902	(55)
Citigroup	12/20/17	CNY	15,330	USD	2,162	(134)
Citigroup	12/20/17	ILS	15,883	USD	4,507	(3)
Citigroup	12/20/17	SGD	16,741	USD	12,400	56
Citigroup	12/20/17	RON	87,917	USD	22,884	273
Citigroup	12/20/17	TWD	199,840	USD	6,717	106
Citigroup	03/21/18 - 06/20/18	USD	13,382	EGP	261,015	645
Citigroup	01/17/18	USD	3,838	EGP	68,960	(25)
Goldman Sachs	10/05/17	USD	17,596	EUR	15,397	608
Goldman Sachs	10/04/17 - 10/05/17	USD	4,396	EUR	3,672	(54)
Goldman Sachs	10/04/17	EUR	25,124	USD	29,956	253
Goldman Sachs	10/05/17	EUR	15,397	USD	17,806	(398)
Goldman Sachs	10/10/17 - 10/27/17	USD	12,565	BRL	39,659	(43)
Goldman Sachs	12/04/17	BRL	25,231	USD	7,928	17
Goldman Sachs	10/10/17	BRL	5,860	USD	1,851	—
Goldman Sachs	10/16/17	HUF	436,336	EUR	1,408	4
Goldman Sachs	10/18/17	USD	15,192	CNY	100,010	(152)
Goldman Sachs	10/19/17	MYR	5,048	USD	1,194	(2)
Goldman Sachs	10/19/17	USD	2,627	MYR	11,600	121
Goldman Sachs	12/19/17	USD	5,095	MYR	21,341	(43)
Goldman Sachs	10/25/17	TRY	2,451	USD	703	18
Goldman Sachs	10/19/17	TRY	5,600	USD	1,550	(17)
Goldman Sachs	10/19/17	CLP	1,498,745	USD	2,411	66
Goldman Sachs	10/25/17	USD	730	TRY	2,627	4
Goldman Sachs	09/19/18	USD	11,365	TRY	42,911	(395)
Goldman Sachs	10/25/17	PHP	75,215	USD	1,463	(15)
Goldman Sachs	10/26/17 - 12/20/18	CZK	635,521	EUR	24,352	(168)
Goldman Sachs	11/03/17	USD	3,132	ILS	11,290	68
Goldman Sachs	11/03/17	ILS	11,290	USD	3,209	8
Goldman Sachs	12/20/17	ILS	32,247	USD	9,147	(10)
Goldman Sachs	11/09/17 - 12/20/17	USD	14,409	MXN	261,041	(156)
Goldman Sachs	11/09/17	MXN	69,791	USD	3,900	80
Goldman Sachs	11/14/17	USD	2,733	CNH	19,575	204
Goldman Sachs	11/22/17	USD	1,973	RUB	115,000	8
Goldman Sachs	11/22/17 - 12/20/17	USD	9,821	RUB	572,586	(10)
Goldman Sachs	11/22/17	RUB	1,102,857	USD	18,378	(610)
Goldman Sachs	11/24/17 - 12/20/17	USD	9,318	ZAR	124,987	(162)
Goldman Sachs	11/24/17 - 12/21/17	ZAR	111,687	USD	8,341	156
Goldman Sachs	11/28/17	USD	2,040	IDR	27,136,938	(33)

62	SEI Institutional International Trust / Annual Report / September 30, 2017

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	12/05/17	SGD	3,500	USD	2,579	$(1)
Goldman Sachs	12/20/17	USD	787	ARS	14,298	2
Goldman Sachs	12/20/17	USD	1,179	SGD	1,580	(14)
Goldman Sachs	12/20/17	PLN	1,550	USD	438	13
Goldman Sachs	12/20/17	PEN	2,631	USD	803	—
Goldman Sachs	12/20/17	GBP	3,250	USD	4,324	(46)
Goldman Sachs	12/20/17	USD	9,602	THB	317,336	(75)
Goldman Sachs	12/20/17	USD	19,045	TWD	567,940	(257)
Goldman Sachs	12/20/17	PLN	19,860	EUR	4,579	(16)
Goldman Sachs	12/20/17	INR	725,830	USD	11,085	83
Goldman Sachs	12/20/17	COP	3,258,460	USD	1,108	7
Goldman Sachs	06/20/18	USD	2,416	CZK	54,000	86
Goldman Sachs	06/20/18 - 12/20/18	EUR	15,263	CZK	406,065	466
JPMorgan Chase Bank	10/03/17 - 11/03/17	BRL	32,844	USD	10,287	(76)
JPMorgan Chase Bank	10/03/17	COP	6,087,854	USD	2,035	(38)
JPMorgan Chase Bank	10/10/17 - 12/20/17	USD	26,673	EUR	22,646	116
JPMorgan Chase Bank	10/04/17 - 11/03/17	USD	39,631	EUR	33,294	(231)
JPMorgan Chase Bank	10/04/17 - 11/03/17	EUR	84,248	USD	100,315	650
JPMorgan Chase Bank	11/03/17 - 11/10/17	EUR	23,436	USD	27,717	(42)
JPMorgan Chase Bank	10/06/17	USD	2,609	RON	9,942	(52)
JPMorgan Chase Bank	10/06/17 - 12/20/17	USD	5,649	PLN	20,033	(150)
JPMorgan Chase Bank	10/10/17	EUR	3,590	CZK	93,576	14
JPMorgan Chase Bank	10/10/17	BRL	11,082	USD	3,482	(19)
JPMorgan Chase Bank	10/11/17 - 11/16/17	USD	2,893	ARS	52,606	91
JPMorgan Chase Bank	10/11/17	ARS	19,820	USD	1,131	(6)
JPMorgan Chase Bank	12/19/18	USD	2,284	CZK	53,938	239
JPMorgan Chase Bank	10/12/17	USD	8,689	CZK	190,263	(29)
JPMorgan Chase Bank	10/13/17	USD	3,517	INR	225,681	(68)
JPMorgan Chase Bank	10/13/17	ZAR	29,518	USD	2,277	94
JPMorgan Chase Bank	10/13/17	INR	225,681	USD	3,462	12
JPMorgan Chase Bank	10/16/17	USD	5,010	MXN	90,514	(36)
JPMorgan Chase Bank	10/18/17	USD	820	EGP	10,947	(201)
JPMorgan Chase Bank	10/19/17	USD	2,026	TRY	7,065	(49)
JPMorgan Chase Bank	10/20/17	USD	791	THB	26,141	(7)
JPMorgan Chase Bank	10/20/17	USD	2,587	MYR	11,422	119
JPMorgan Chase Bank	10/20/17	MYR	3,491	USD	806	(21)
JPMorgan Chase Bank	10/20/17	RUB	169,422	USD	2,899	(35)
JPMorgan Chase Bank	10/23/17	EUR	456	RON	2,098	—
JPMorgan Chase Bank	10/23/17	COP	7,602,358	USD	2,600	18
JPMorgan Chase Bank	10/25/17	TRY	11,419	USD	3,254	63
JPMorgan Chase Bank	10/26/17	USD	1,569	IDR	21,082,200	(5)
JPMorgan Chase Bank	10/26/17	USD	1,611	UYU	47,170	10
JPMorgan Chase Bank	10/26/17	IDR	10,971,121	USD	817	3
JPMorgan Chase Bank	10/27/17	USD	1,945	PEN	6,319	(13)
JPMorgan Chase Bank	10/27/17	USD	8,455	TRY	29,961	(89)
JPMorgan Chase Bank	10/31/17	USD	658	ARS	11,634	2
JPMorgan Chase Bank	12/20/17	USD	1,685	ARS	30,382	(7)
JPMorgan Chase Bank	10/31/17	USD	2,493	CNH	17,900	196
JPMorgan Chase Bank	10/31/17 - 11/14/17	CNH	44,200	USD	6,369	(270)
JPMorgan Chase Bank	11/02/17	CLP	1,066,411	USD	1,694	27
JPMorgan Chase Bank	11/03/17 - 12/04/17	USD	12,965	BRL	41,139	(47)

SEI Institutional International Trust / Annual Report / September 30, 2017	63

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	11/15/17	USD	3,062	SGD	4,124	$ (22)
JPMorgan Chase Bank	11/15/17	SGD	4,824	USD	3,542	(13)
JPMorgan Chase Bank	11/17/17	EUR	403	PLN	1,724	(4)
JPMorgan Chase Bank	11/17/17	USD	3,567	PEN	11,620	(15)
JPMorgan Chase Bank	11/22/17	USD	11,806	RUB	697,559	205
JPMorgan Chase Bank	11/22/17	RUB	288,804	USD	4,936	(37)
JPMorgan Chase Bank	11/24/17	USD	577	ZAR	7,850	—
JPMorgan Chase Bank	12/19/17	USD	2,037	KRW	2,295,920	(29)
JPMorgan Chase Bank	12/20/17	USD	7,626	CLP	4,783,572	(155)
JPMorgan Chase Bank	12/20/17	PEN	9,302	USD	2,837	(1)
JPMorgan Chase Bank	12/20/17	PHP	557,610	USD	10,842	(66)
JPMorgan Chase Bank	09/27/18	CZK	26,087	EUR	978	(33)
JPMorgan Chase Bank	12/19/18	EUR	7,585	CZK	200,890	180
Standard Bank	10/03/17	COP	11,693,895	USD	3,913	(69)
Standard Bank	10/04/17	EUR	1,367	USD	1,630	14
Standard Bank	10/04/17	EUR	1,337	USD	1,574	(6)
Standard Bank	10/04/17 - 10/23/17	USD	33,284	EUR	28,243	108
Standard Bank	10/04/17	USD	1,284	EUR	1,074	(15)
Standard Bank	10/10/17	BRL	11,474	USD	3,405	(219)
Standard Bank	10/16/17 - 12/13/17	EUR	9,945	HUF	3,042,333	(178)
Standard Bank	10/19/17	USD	3,440	TRY	12,442	42
Standard Bank	09/19/18	USD	2,888	TRY	10,912	(99)
Standard Bank	10/19/17	TRY	12,922	USD	3,569	(47)
Standard Bank	10/23/17	EUR	3,947	RON	18,179	5
Standard Bank	10/26/17	IDR	33,931,300	USD	2,529	12
Standard Bank	10/30/17 - 12/20/17	PHP	608,348	USD	11,796	(118)
Standard Bank	10/31/17	USD	2,977	CNH	20,500	102
Standard Bank	10/31/17	USD	3,304	INR	217,900	17
Standard Bank	12/20/17	USD	865	INR	55,900	(18)
Standard Bank	10/31/17	MYR	13,500	USD	3,194	(6)
Standard Bank	11/02/17	USD	5,630	CLP	3,668,837	107
Standard Bank	11/02/17	CLP	1,611,838	USD	2,593	73
Standard Bank	11/15/17	USD	2,039	MXN	36,373	(50)
Standard Bank	11/22/17	USD	287	RUB	16,647	–
Standard Bank	11/24/17	USD	2,511	ZAR	33,497	(50)
Standard Bank	11/30/17	USD	3,237	THB	107,833	–
Standard Bank	12/05/17	USD	2,599	SGD	3,500	(19)
Standard Bank	12/08/17	USD	3,221	MYR	13,700	23
Standard Bank	12/20/17	USD	1,218	TWD	36,220	(20)
Standard Bank	12/20/17	USD	11,844	IDR	157,641,438	(217)

						$ (1,655)

A list of the open OTC swap agreements held by the Fund at September 30, 2017, is as follows:

			Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
		COP Overnight Intrabank
JPMorgan Chase	6.960%	Reference Rate	Quarterly	11/17/2017	COP	28,888,912	26	–	26
Goldman Sachs	1-Year BRL -CDI	11.805%	Annual	01/02/2018	BRL	9,833	41	–	(67)

64	SEI Institutional International Trust / Annual Report / September 30, 2017

			Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	1-Year BRL -CDI	11.975%	Annual	01/02/2018	BRL	3,338	14	–	(18)
Goldman Sachs	1-Day BRL -CETIP	12.855%	Annual	01/02/2018	BRL	35,816	171	–	136
Goldman Sachs	3-Month KRW -KWCDC	1.3225%	Quarterly	11/04/2018	KRW	37,500,000	(101)	–	(103)
Goldman Sachs	1-Day BRL - CETIP	13.39%	Annual	01/02/2019	BRL	14,395	413	–	461
Goldman Sachs	1-Day BRL - CETIP	13.42%	Annual	01/02/2019	BRL	19,336	557	–	626
Goldman Sachs	0.65%	3-Month HUF - BUBOR	Quarterly	04/11/2019	HUF	8,300,000	(137)	–	(137)
Goldman Sachs	1.3275%	6-Month THB - BKIBOR	Semi-Annual	09/15/2019	THB	710,000	119	–	122
JPMorgan Chase	0.845%	6-Month HUF - BUBOR	Semi-Annual	10/10/2019	HUF	3,000,000	(134)	–	(216)
Goldman Sachs	1-Day BRL BROIS CETIP	9.73%	Annual	01/02/2020	BRL	4,194	47	–	46
JPMorgan Chase	1-Day BRL - CETIP	11.46%	Annual	01/02/2020	BRL	3,649	88	–	91
JPMorgan Chase	1-Day BRL BROIS	9.605%	Annual	01/02/2020	BRL	3,480	98	–	109
JPMorgan Chase	1-Day BRL BROIS CETIP	9.065%	Annual	01/02/2020	BRL	5,738	160	–	176
JPMorgan Chase	0.5375%	6-Month CZK - PRIBOR	Semi-Annual	02/16/2020	CZK	250,000	145	–	115
Goldman Sachs	0.585%	6-Month CZK - PRIBOR	Semi-Annual	03/13/2020	CZK	25,000	14	–	11
JPMorgan Chase	0.6925%	6-Month HUF - BUBOR	Semi-Annual	04/20/2020	HUF	1,750,000	(57)	–	(71)
Goldman Sachs	1-Day BRL - CDI	12.725%	Annual	01/04/2021	BRL	10,608	541	–	513
JPMorgan Chase	8.655%	1-Day BRL BROIS CETIP	Annual	01/04/2021	BRL	3,303	(4)	–	(4)
JPMorgan Chase	1-Day BRL BROIS CETIP	9.61%	Annual	01/04/2021	BRL	4,626	37	–	38
JPMorgan Chase	1-Day BRL BROIS CETIP	10.23%	Annual	01/04/2021	BRL	170	2	–	3
JPMorgan Chase	1-Day BRL BROIS CETIP	10.04%	Annual	01/04/2021	BRL	3,557	43	–	45
JPMorgan Chase	1-Day BRL BROIS CETIP	9.275%	Annual	01/04/2021	BRL	5,815	27	–	28
JPMorgan Chase	1-Day BRL BROIS CETIP	8.87%	Annual	01/04/2021	BRL	8,089	7	–	8
Goldman Sachs	28-Day MXN - TIIE	5.37%	Monthly	03/17/2021	MXN	46,500	(116)	–	(120)
JPMorgan Chase	1.3775%	6-Month HUF - BUBOR	Semi-Annual	06/17/2021	HUF	654,998	(71)	–	(79)
Goldman Sachs	1.3925%	3-Month KRW - KWCDC	Quarterly	11/04/2021	KRW	14,000,000	237	–	236
JPMorgan Chase	6-Month PLN - WIBOR	2.42%	Annual	12/12/2021	PLN	3,300	3	–	16
Citibank	6-Month PLN - WIBOR	2.431%	Annual	12/14/2021	PLN	11,000	11	–	54
Goldman Sachs	1.265%	6-Month HUF - BUBOR	Semi-Annual	01/10/2022	HUF	1,537,322	(128)	–	(179)
Goldman Sachs	0.8725%	6-Month CZK - PRIBOR	Semi-Annual	03/09/2022	CZK	25,000	23	–	17
JPMorgan Chase	1-Day CLP CLOIS	3.43%	Semi-Annual	05/10/2022	CLP	420,527	5	–	14
JPMorgan Chase	0.955%	6-Month CZK - PRIBOR	Semi-Annual	05/17/2022	CZK	28,773	23	–	20
JPMorgan Chase	3-Month ILS - TELBOR	0.8025%	Annual	06/28/2022	ILS	21,253	43	–	55
Goldman Sachs	7.54%	3-Month ZAR - JIBAR	Quarterly	07/06/2022	ZAR	105,000	(103)	–	(107)
JPMorgan Chase	1-Day CLP CLOIS	3.41%	Semi-Annual	07/11/2022	CLP	900,000	14	–	25
JPMorgan Chase	3-Month ILS - TELBOR	0.855%	Annual	07/12/2022	ILS	2,000	5	–	6
Goldman Sachs	1-Day COP COOIS IBRCOL	5.4425%	Quarterly	09/07/2022	COP	2,205,023	2	–	3
Citibank	1.165%	6-Month CZK -PRIBOR	Semi-Annual	09/08/2022	CZK	43,406	19	–	18
Goldman Sachs	28-Day MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	75,956	(160)	–	(162)
JPMorgan Chase	1-Day COP COOIS IBRCOL	5.30%	Quarterly	09/19/2022	COP	9,500,000	(11)	–	(11)
Goldman Sachs	6-Month HUF - BUBOR	0.8385%	Annual	09/21/2022	HUF	1,390,000	(25)	–	(24)
JPMorgan Chase	1-Day COP COOIS IBRCOL	5.38%	Quarterly	09/25/2022	COP	5,391,885	–	–	–
Goldman Sachs	1-Day COP COOIS IBRCOL	5.36%	Quarterly	09/26/2022	COP	5,391,885	(2)	–	(2)
Goldman Sachs	1-Day BRL - CETIP	11.985%	Annual	01/02/2023	BRL	3,000	152	–	126
Goldman Sachs	1-Year BRL - CDI	10.89%	Annual	01/03/2023	BRL	5,012	149	–	38
Goldman Sachs	28-Day MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	23,145	(47)	–	(47)
Goldman Sachs	28-Day MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	16,624	(46)	–	(46)
Goldman Sachs	28-Day MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	47,200	(143)	–	(143)
JPMorgan Chase	28-Day MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	40,000	(132)	–	(132)
Goldman Sachs	28-Day MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	26,000	(64)	–	(64)
Goldman Sachs	6-Month HUF - BUBOR	4.07%	Annual	04/11/2027	HUF	2,000,000	254	–	254
JPMorgan Chase	6-Month HUF - BUBOR	2.458%	Annual	05/16/2027	HUF	1,000,000	124	–	156
JPMorgan Chase	1-Day CLP CLOIS	4.06%	Semi-Annual	06/02/2027	CLP	937,139	9	–	28
Goldman Sachs	1.18%	6-Month CZK -PRIBOR	Semi-Annual	06/30/2027	CZK	65,000	119	–	113
JPMorgan Chase	6-Month HUF - BUBOR	3.85%	Annual	07/12/2027	HUF	200,000	(106)	–	(107)

							2,155	–	1,894

SEI Institutional International Trust / Annual Report / September 30, 2017	65

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Continued)

			Credit Default Swap

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase	United Mexican States	Sell	1.00%	Monthly	06/20/2026	(1,200)	(68)	(101)	37

							(68)	(101)	37

			Cross Currency Swaps

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payment ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Goldman Sachs	6.879%	3-Month USD -LIBOR	Annual	05/29/2019	USD	16,204	7	–	7
JPMorgan Chase	3-Month USD -LIBOR	11.185%	Quarterly	10/25/2018	TRY	65,000	(104)	–	(104)

							(97)	–	(97)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2017, is as follows:

			Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value ($ Thousands)	Upfront Payments/ Receipts ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
28-Day MXN - TIIE	7.915%	Monthly	01/22/2027	MXN	41,115	140	–	140
28-Day MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	8,000	21	–	21
2.76%	6-Month PZL - WIBOR	Semi-Annual	07/03/2027	PLN	1,700	6	–	6
28-Day MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	8,110	15	–	15
28-Day MXN - TIIE	7.605%	Monthly	03/07/2024	MXN	53,000	113	–	113
28-Day MXN - TIIE	7.575%	Monthly	01/28/2022	MXN	67,966	111	–	111
6-Month PZL - WIBOR	2.505%	Annual	01/10/2022	PLN	22,509	39	–	39
28-Day MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	130,137	(28)	–	(28)
28-Day MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	26,758	(4)	–	(4)

						413	–	413

For the year ended September 30, 2017 the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

66	SEI Institutional International Trust / Annual Report / September 30, 2017

Percentages are based on Net Assets of $1,566,972 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2017.

†	Investment in Affiliated Security (see Note 5).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2017, the value of these securities amounted to $201,283 ($ Thousands), representing 12.8% of the Net Assets of the Fund.

(B)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on September 30, 2017. The coupon on a step bond changes on a specified date.

(C)	Certain securities or partial positions of certain securities are on loan at September 30, 2017 (see Note 9). The total market value of securities on loan at September 30, 2017 was $12,828 ($ Thousands).

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(F)	Level 3 security in accordance with fair value hierarchy.

(G)	Securities considered illiquid. The total value of such securities as of September 30, 2017 was $543 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2017 was $14,597 ($ Thousands).

ARS — Argentine Peso

BADLAR — Buenos Aires Deposits of Large Amount Rate

BKIBOR — Bangkok Interbank Offered Rate

BRL — Brazilian Real

BROIS — Overnight Brazil CETIP Interbank Deposit

BUBOR — Budapest Interbank Offered Rate

CDI — Average One-Day Interbank Deposit Rate

CETIP — Central of Custody and Financial Settlement of Securities

CLOIS — CLP Sinacofi Chile Interbank Rate Average

CLP — Chilean Peso

COOIS — Colombia Overnight Interbank Reference Rate

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DOP — Dominican Peso

EGP — Egyptian Pound

EUR — Euro

GBP — British Pound Sterling

GHS — Ghanaian Cedi

HUF — Hungarian Forint

IBRCOL — Colombia Overnight Interbank Reference Rate

IDR — Indonesian Rupiah

ILS — Israeli New Sheckels

INR — Indian Rupee

JIBAR — Johannesburg Interbank Agreed Rate

JSE — Johannesburg Stock Exchange

KRW — Korean Won

KWCDC — South Korean Won Certificate of Deposit

L.P. — Limited Partnership

LIBOR — London Interbank Offered Rate

LKR — Sri Lankan Rupee

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEN — Peruvian Inca

PHP — Philippine Peso

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

TELBOR — Tel Aviv Interbank Offered Rate

THB — Thai Bhat

TIIE — Equilibrium Interbank Offered Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

UYU — Uruguayan Peso

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The Following is a list of the level of inputs used as of September 30, 2017, in valuing the Fund’s investments and other financial instruments carried at valued ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$–	$1,485,729	$543	$1,486,272
Affiliated Partnership	–	14,597	–	14,597

Total Investments in Securities	$–	$1,500,326	$543	$1,500,869

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$765	$–	$–	$765
Unrealized Depreciation	(136)	–	–	(136)
Forwards Contracts *
Unrealized Appreciation	–	7,613	–	7,613
Unrealized Depreciation	–	(9,268)	–	(9,268)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	–	3,733	–	3,733
Unrealized Depreciation	–	(1,839)	–	(1,839)
Credit Default Swaps *
Unrealized Appreciation	–	37	–	37
Cross Currency Swaps *
Unrealized Appreciation	–	7	–	7
Unrealized Depreciation	–	(104)	–	(104)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	–	445	–	445
Unrealized Depreciation	–	(32)	–	(32)

Total Other Financial Instruments	$629	$592	$–	$1,221

(1) Of the $543 ($ Thousands) in Level 3 securities as of September 30, 2017, $543 ($ Thousands) or 0.04% as a percent of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. A reconciliation of Level 3 investments is presented when the Fund has significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities.

SEI Institutional International Trust / Annual Report / September 30, 2017	67

SCHEDULE OF INVESTMENTS

September 30, 2017

Emerging Markets Debt Fund (Concluded)

For the year ended September 30, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended September 30, 2017 ($ Thousands):

Security Description	Value at 9/30/2016	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2017	Dividend Income
SEI Liquidity Fund, L.P.	$36,124	$112,941	$(134,467)	$(3)	$2	$14,597	$126

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional International Trust / Annual Report / September 30, 2017

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2017

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$ 3,909,545*	$ 1,902,763*	$ 423,553	$ 1,486,272*
Affiliated investments, at value ††	237,711	162,415	–	14,597
Cash	81,058	32,207	11,489	46,959
Cash pledged as collateral for forward foreign currency contracts	–	–	–	4,400
Cash pledged as collateral for futures contracts	5,944	–	1,737	2,552
Cash pledged as collateral for swap contracts	–	–	–	820
Foreign currency, at value †††	498	2,332	–	10,965
Receivable for fund shares sold	1,703	1,412	81	735
Receivable for investment securities sold	16,109	15,376	41,629	7,034
Dividends and interest receivable	7,674	2,205	3,014	21,821
Unrealized gain on forward foreign currency contracts	–	–	4,809	7,613
Unrealized gain on foreign spot currency contracts	9	–	334	45
Due from broker	–	–	–	12
Swap contracts, at value ††††	–	–	–	3,742
Foreign tax reclaim receivable	6,804	134	–	–
Receivable for variation margin	589	–	109	150
Prepaid expenses	–	16	–	13
Total Assets	4,267,644	2,118,860	486,755	1,607,730
Liabilities:
Payable upon return on securities loaned	131,090	154,587	–	14,598
Payable for investment securities purchased	11,331	6,946	27,654	11,513
Payable for fund shares redeemed	2,615	6,983	375	1,131
Swap contracts, at value ††††	–	–	406	2,009
Foreign currency payable to custodian, at value †††	–	–	1,536	–
Payable for variation margin	43	–	138	166
Administration fees payable	1,028	701	169	579
Unrealized loss on foreign currency spot contracts	34	5	161	17
Unrealized loss on forward foreign currency contracts	–	–	2,457	9,268
Trustees fees payable	4	2	1	1
Chief compliance officer fees payable	5	2	1	2
Administrative servicing fees payable	3	–	–	–
Shareholder servicing fees payable	733	378	86	302
Investment advisory fees payable	1,696	1,607	92	767
Accrued expense payable	561	640	115	405
Accrued foreign capital gains tax on appreciated securities	–	600	–	–
Total Liabilities	149,143	172,451	33,191	40,758
Net Assets	$ 4,118,501	$ 1,946,409	$ 453,564	$ 1,566,972
† Cost of investments	$ 3,324,461	$ 1,610,855	$ 418,659	$ 1,450,858
†† Cost of affiliated investments	237,707	162,415	–	14,595
††† Cost of foreign currency	872	2,340	(1,537)	9,313
††††† Cost (Premiums paid (received))	–	–	280	(101)
* Includes market value of securities on loan	130,618	146,754	–	12,828

SEI Institutional International Trust / Annual Report / September 30, 2017	69

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

September 30, 2017

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$ 4,193,471	$ 1,699,044	$ 476,166	$ 1,568,247
Undistributed (distributions in excess of) net investment income	43,508	9,162	(25,881)	(7,385)
Accumulated net realized loss on investments, futures contracts, foreign currency contracts and swap contracts	(706,377)	(53,103)	(3,614)	(30,474)
Net unrealized appreciation on investments	585,088	291,908	4,894	35,416
Net unrealized appreciation on futures contracts	2,645	–	421	629
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	166	(2)	1,761	(1,708)
Net unrealized appreciation (depreciation) on swap contracts	–	–	(183)	2,247
Accumulated foreign capital gains tax on appreciated securities	–	(600)	–	–
Net Assets	$ 4,118,501	$ 1,946,409	$ 453,564	$ 1,566,972
Net Asset Value, Offering and Redemption Price Per Share — Class F(1)	$ 11.29	$ 12.32	$ 10.13	$ 10.55
	($3,795,857,711 ÷ 336,305,928 shares)	($1,821,009,114÷ 147,768,945 shares)	($415,581,651÷ 41,016,982 shares)	($1,458,611,176÷ 138,307,457 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$ 11.27	N/A	N/A	N/A
	($2,954,201 ÷ 262,141 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$ 11.31	$ 12.35	$ 10.12	$ 10.57
	($319,689,135 ÷ 28,272,342 shares)	($125,399,550 ÷ 10,154,686 shares)	($37,982,435 ÷ 3,752,989 shares)	($108,360,718 ÷ 10,252,860 shares)

(1) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

N/A – Not applicable. Share classes currently not offered.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70	SEI Institutional International Trust / Annual Report / September 30, 2017

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2017

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$94,348	$43,295	$–	$–
Dividends from affiliated investments(1)	589	60	–	–
Interest Income	1,162	294	7,948	95,575
Security lending income – net(1)(2)	1,925	1,130	–	126
Less: foreign taxes withheld	(10,802)	(5,002)	(43)	(1,499)
Total Investment Income	87,222	39,777	7,905	94,202
Expenses:
Investment advisory fees	18,217	18,050	1,407	12,463
Administration fees	12,609	7,568	2,110	6,587
Shareholder servicing fees – Class F(3)	8,392	4,071	1,106	3,419
Shareholder servicing fees – Class I	9	–	–	–
Administrative servicing fees – Class I	9	–	–	–
Printing fees	626	295	79	246
Professional fees	327	94	40	130
Custodian/wire agent fees	294	928	90	524
Registration fees	113	27	9	25
Trustees’ fees	57	27	8	24
Chief compliance officer fees	19	9	3	8
Overdraft fees	15	5	9	48
Other expenses	155	85	152	143
Total Expenses	40,842	31,159	5,013	23,617
Less:
Waiver of investment advisory fees	–	(1,421)	(295)	(3,895)
Waiver of shareholder servicing fees(4)	(42)	(20)	–	–
Fees paid indirectly	–	(5)	–	–
Net Expenses	40,800	29,713	4,718	19,722
Net Investment Income	46,422	10,064	3,187	74,480
Net Realized Gain (Loss) on:
Investments	89,621	120,194	(609)	16,124
Affiliated investments	(3)	1	–	(3)
Futures contracts	27,075	–	(1,367)	(812)
Swap contracts	–	–	108	(906)
Foreign currency transactions	(411)	(396)	(4,226)	(26,694)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	510,342	241,499	(6,305)	35,038
Affiliated investments	4	–	–	2
Futures contracts	2,166	–	485	534
Swap contracts	–	–	–	3,785
Foreign capital gains tax on appreciated securities	–	667	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	413	(16)	3,023	(996)
Net Increase (Decrease) in Net Assets Resulting from Operations	$675,629	$372,013	$(5,704)	$100,552

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

(3) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

(4) Fees waived prior to new administrative agreement effective on January 31, 2017.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2017	71

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2017	2016	2017	2016
Operations:
Net investment income	$46,422	$38,810	$10,064	$8,804
Net realized gain (loss) on investments and futures contracts	116,693	(89,758)	120,195	(78,102)
Net realized loss on forward foreign currency contracts and foreign currency transactions	(411)	(1,906)	(396)	(1,081)
Net change in unrealized appreciation on investments and futures contracts	512,512	202,774	241,499	354,258
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts,foreign currencies and translation of other assets and liabilities denominated in foreign currencies	413	49	(16)	52
Net change in unrealized appreciation (depreciation) on foreign capital tax gains on appreciated securities	–	5	667	(1,097)
Net Increase in Net Assets Resulting from Operations	675,629	149,974	372,013	282,834
Dividends and Distributions to Shareholders:
Net investment income:
Class F(1)	(35,403)	(27,578)	(11,400)	(10,995)
Class I	(34)	(54)	N/A	N/A
Class Y	(3,118)	(1,652)	(816)	(481)
Total Dividends and Distributions	(38,555)	(29,284)	(12,216)	(11,476)
Capital Share Transactions:
Class F:
Proceeds from shares issued	1,137,139	578,672	332,975	351,777
Reinvestment of dividends & distributions	32,564	25,415	10,641	10,181
Cost of shares redeemed	(694,561)	(553,805)	(395,178)	(427,796)
Net Increase (Decrease) from Class F Transactions	475,142	50,282	(51,562)	(65,838)
Class I:
Proceeds from shares issued	585	3,755	N/A	N/A
Reinvestment of dividends & distributions	16	23	N/A	N/A
Cost of shares redeemed	(2,586)	(4,492)	N/A	N/A
Net Decrease from Class I Transactions	(1,985)	(714)	N/A	N/A
Class Y:
Proceeds from shares issued	152,319	59,717	56,280	31,024
Reinvestment of dividends & distributions	3,059	1,652	788	481
Cost of shares redeemed	(49,930)	(32,774)	(24,072)	(18,477)
Net Increase from Class Y Transactions	105,448	28,595	32,996	13,028
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	578,605	78,163	(18,566)	(52,810)
Net Increase in Net Assets	1,215,679	198,853	341,231	218,548
Net Assets:
Beginning of Year	2,902,822	2,703,969	1,605,178	1,386,630
End of Year	$4,118,501	$2,902,822	$1,946,409	$1,605,178
Undistributed Net Investment Income Included in Net Assets at End of Year	$43,508	$35,332	$9,162	$5,897
Capital Share Transactions:
Class F:
Shares issued	116,607	62,276	31,049	40,420
Reinvestment of distributions	3,517	2,678	1,136	1,181
Shares redeemed	(68,912)	(60,234)	(36,420)	(48,860)
Total Class F Transactions	51,212	4,720	(4,235)	(7,259)
Class I:
Shares issued	60	401	N/A	N/A
Reinvestment of distributions	2	2	N/A	N/A
Shares redeemed	(254)	(491)	N/A	N/A
Total Class I Transactions	(192)	(88)	N/A	N/A
Class Y:
Shares issued	15,234	6,756	5,141	3,926
Reinvestment of distributions	330	174	84	56
Shares redeemed	(4,883)	(3,548)	(2,216)	(2,044)
Total Class Y Transactions	10,681	3,382	3,009	1,938
Net Increase (Decrease) in Shares Outstanding from Share Transactions	61,701	8,014	(1,226)	(5,321)

(1) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

N/A - Not applicable. Share classes currently not offered.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional International Trust / Annual Report / September 30, 2017

	International Fixed Income Fund		Emerging Markets Debt Fund
	2017	2016	2017	2016
Operations:
Net investment income	$3,187	$4,946	$74,480	$76,337
Net realized gain (loss) on investments, futures contracts and swap contracts	(1,868)	5,692	14,403	(5,758)
Net realized loss on forward foreign currency contracts and foreign currency transactions	(4,226)	(16,154)	(26,694)	(76,847)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(5,820)	44,171	39,359	227,720
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts,foreign currencies and translation of other assets and liabilities denominated in foreign currencies	3,023	(3,295)	(996)	(948)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,704)	35,360	100,552	220,504
Dividends and Distributions to Shareholders:
Net investment income:
Class F(1)	(7,649)	(27,071)	(27,727)	–
Class Y	(502)	(1)	(2,409)	–
Net realized gains:
Class F	(4,277)	(812)	–	–
Class Y	(232)	–	–	–
Total Dividends and Distributions	(12,660)	(27,884)	(30,136)	–
Capital Share Transactions:
Class F:
Proceeds from shares issued	63,281	102,110	339,041	381,535
Reinvestment of dividends & distributions	10,886	25,432	25,042	–
Cost of shares redeemed	(137,899)	(133,070)	(423,845)	(360,386)
Net Increase (Decrease) from Class F Transactions	(63,732)	(5,528)	(59,762)	21,149
Class Y:
Proceeds from shares issued	26,673	17,670	39,682	29,615
Reinvestment of dividends & distributions	715	–	2,335	–
Cost of shares redeemed	(1,786)	(5,517)	(39,851)	(23,066)
Net Increase from Class Y Transactions	25,602	12,153	2,166	6,549
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(38,130)	6,625	(57,596)	27,698
Net Increase (Decrease) in Net Assets	(56,494)	14,101	12,820	248,202
Net Assets:
Beginning of Year	510,058	495,957	1,554,152	1,305,950
End of Year	$453,564	$510,058	$1,566,972	$1,554,152
Distributions in Excess of Net Investment Income Included in Net Assets at End of Year	$(25,881)	$(16,951)	$(7,385)	$(27,958)
Capital Share Transactions:
Class F:
Shares issued	6,257	9,984	34,114	41,702
Reinvestment of distributions	1,084	2,578	2,623	–
Shares redeemed	(13,617)	(13,033)	(42,597)	(39,212)
Total Class F Transactions	(6,276)	(471)	(5,860)	2,490
Class Y:
Shares issued	2,630	1,784	4,007	3,391
Reinvestment of distributions	71	–	244	–
Shares redeemed	(176)	(556)	(3,932)	(2,494)
Total Class Y Transactions	2,525	1,228	319	897
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(3,751)	757	(5,541)	3,387

(1) Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2017	73

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Year	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Invest-ment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F(2)
2017	$9.58	$0.13	$1.69	$1.82	$(0.11)	$ –	$(0.11)	$11.29	19.23%	$3,795,858	1.15%(3)	1.15%(3)	1.15%(3)	1.27%	57%
2016	9.16	0.13	0.39	0.52	(0.10)	–	(0.10)	9.58	5.63	2,729,762	1.27(3)(4)	1.27(3)(4)	1.28(3)(4)	1.36	45
2015	9.94	0.10	(0.69)	(0.59)	(0.19)	–	(0.19)	9.16	(5.98)	2,568,634	1.24(3)	1.24(3)	1.24(3)	1.04	68
2014	9.71	0.18	0.18	0.36	(0.13)	–	(0.13)	9.94	3.66	2,682,482	1.24(3)	1.24(3)	1.24(3)	1.78	60
2013	8.19	0.13	1.53	1.66	(0.14)	–	(0.14)	9.71	20.47	2,350,201	1.25(3)	1.25(3)	1.25(3)	1.50	47
Class I
2017	$9.55	$0.10	$1.70	$1.80	$(0.08)	$ –	$(0.08)	$11.27	19.00%	$2,954	1.40%(5)	1.40%(5)	1.40%(5)	0.96%	57%
2016	9.15	0.10	0.38	0.48	(0.08)	–	(0.08)	9.55	5.27	4,341	1.52(4)(5)	1.52(4)(5)	1.52(4)(5)	1.09	45
2015	9.92	0.08	(0.69)	(0.61)	(0.16)	–	(0.16)	9.15	(6.18)	4,956	1.49(5)	1.49(5)	1.49(5)	0.76	68
2014	9.70	0.15	0.17	0.32	(0.10)	–	(0.10)	9.92	3.33	5,342	1.49(5)	1.49(5)	1.49(5)	1.48	60
2013	8.18	0.11	1.52	1.63	(0.11)	–	(0.11)	9.70	20.19	5,953	1.50(5)	1.50(5)	1.50(5)	1.21	47
Class Y
2017	$9.59	$0.16	$1.69	$1.85	$(0.13)	$ –	$(0.13)	$11.31	19.59%	$319,689	0.90%(6)	0.90%(6)	0.90%(6)	1.53%	57%
2016	9.18	0.16	0.37	0.53	(0.12)	–	(0.12)	9.59	5.77	168,719	1.02(4)(6)	1.02(4)(6)	1.03(4)(6)	1.70	45
2015(7)	9.39	0.13	(0.34)	(0.21)		–	–	9.18	(2.24)	130,379	1.00(6)	1.00(6)	1.00(6)	1.72	68
Emerging Markets Equity Fund
Class F(2)
2017	$10.09	$0.07	$2.24	$2.31	$(0.08)	$ –	$(0.08)	$12.32	23.10%	$1,821,009	1.74%(8)	1.74%(8)	1.82%(9)	0.65%	66%
2016	8.43	0.05	1.68	1.73	(0.07)	–	(0.07)	10.09	20.66	1,532,960	1.76(4)(8)	1.76(4)(8)	1.86(4)(9)	0.59	79
2015	10.76	0.07	(2.29)	(2.22)	(0.11)	–	(0.11)	8.43	(20.78)	1,342,618	1.72(8)	1.72(8)	1.82(9)	0.67	67
2014	10.53	0.06	0.22	0.28	(0.05)	–	(0.05)	10.76	2.68	1,958,078	1.96(8)	1.96(8)	2.02(9)	0.58	59
2013	10.25	0.06	0.28	0.34	(0.06)	–	(0.06)	10.53	3.29	1,413,683	1.96(8)	1.96(8)	2.04(9)	0.52	78
Class Y
2017	$10.11	$0.10	$2.24	$2.34	$(0.10)	$ –	$(0.10)	$12.35	23.46%	$125,400	1.49%(10)	1.49%(10)	1.57%(11)	0.93%	66%
2016	8.45	0.09	1.66	1.75	(0.09)	–	(0.09)	10.11	20.95	72,218	1.52(4)(10)	1.52(4)(10)	1.62(4)(11)	0.96	79
2015(7)	10.08	0.10	(1.73)	(1.63)	–	–	–	8.45	(16.17)	44,012	1.47(10)	1.47(10)	1.57(11)	1.33	67
International Fixed Income Fund
Class F(2)
2017	$10.51	$0.07	$(0.18)	$(0.11)	$(0.17)	$(0.10)	$(0.27)	$10.13	(1.03)%	$415,582	1.02%(12)	1.02%(12)	1.08%(13)	0.66%	113%
2016	10.38	0.10	0.62	0.72	(0.57)	(0.02)	(0.59)	10.51	7.32	497,157	1.05(4)(12)	1.05(4)(12)	1.11(4)(13)	0.98	106
2015	10.98	0.11	0.11	0.22	(0.82)	–	(0.82)	10.38	2.02	495,957	1.02(12)	1.02(12)	1.07(13)	1.00	78
2014	10.42	0.14	0.48	0.62	(0.06)	–	(0.06)	10.98	5.96	523,784	1.02(12)	1.02(12)	1.20(13)	1.32	104
2013	10.82	0.14	(0.06)	0.08	(0.48)(14)	–	(0.48)	10.42	0.77	473,382	1.02(12)	1.02(12)	1.20(13)	1.37	86
Class Y
2017	$10.50	$0.09	$(0.17)	$(0.08)	$(0.20)	$(0.10)	$(0.30)	$10.12	(0.76)%	$37,982	0.77%(15)	0.77%(15)	0.83%(16)	0.94%	113%
2016(17)	10.45	0.12	0.55	0.67	(0.60)	(0.02)	(0.62)	10.50	6.79	12,901	0.80(4)(15)	0.80(4)(15)	0.87(4)(16)	1.23	106
Emerging Markets Debt Fund
Class F(2)
2017	$10.08	$0.51	$0.17	$0.68	$(0.21)	$ –	$(0.21)	$10.55	6.93%	$1,458,611	1.36%(18)	1.36%(18)	1.63%(19)	5.06%	79%
2016	8.66	0.49	0.93	1.42	–	–	–	10.08	16.40	1,453,586	1.39(4)(18)	1.39(4)(18)	1.65(4)(19)	5.30	86
2015	10.20	0.47	(1.81)	(1.34)	(0.19)	(0.01)	(0.20)	8.66	(13.35)	1,227,567	1.36(18)	1.36(18)	1.61(19)	4.91	71
2014	10.38	0.49	(0.29)	0.20	(0.31)	(0.07)	(0.38)	10.20	1.90	1,345,731	1.36(18)	1.36(18)	1.80(19)	4.73	92
2013	12.07	0.47	(1.02)	(0.55)	(0.68)	(0.46)	(1.14)	10.38	(5.19)	1,182,296	1.36(18)	1.36(18)	1.81(19)	4.20	90
Class Y
2017	$10.12	$0.53	$0.17	$0.70	$(0.25)	$–	$(0.25)	$10.57	7.18%	$108,361	1.11%(20)	1.11%(20)	1.38%(21)	5.31%	79%
2016	8.67	0.52	0.93	1.45	–	–	–	10.12	16.72	100,566	1.14(4)(20)	1.14(4)(20)	1.40(4)(21)	5.55	86
2015(7)	9.63	0.37	(1.28)	(0.91)	(0.05)	–	(0.05)	8.67	(9.48)	78,383	1.11(20)	1.11(20)	1.36(21)	5.24	71

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements
**	See Note 5 in Notes to Financial Statements.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares.
(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.15%, 1.27%, 1.24%, 1.24% and 1.25% for 2017, 2016, 2015, 2014 and 2013.

74	SEI Institutional International Trust / Annual Report / September 30, 2017

(4)	The expense ratio includes proxy expenses outside the cap.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.40%, 1.52%, 1.49%, 1.49% and 1.50% for 2017, 2016, 2015, 2014 and 2013.
(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.90%, 1.02% and 0.99% for 2017, 2016 and 2015.
(7)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.74%, 1.76%, 1.71%, 1.96% and 1.96% for 2017, 2016, 2015, 2014 and 2013.
(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.82%, 1.86%, 1.71%, 2.02% and 2.04% for 2017, 2016, 2015, 2014 and 2013.
(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.49%, 1.52% and 1.46% for 2017, 2016 and 2015.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.58%, 1.62% and 1.46% for 2017, 2016 and 2015.
(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02%, 1.05%, 1.02%, 1.02% and 1.02% for 2017, 2016, 2015, 2014 and 2013.
(13)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.08%, 1.11%, 1.07%, 1.20% and 1.20% for 2017, 2016, 2015, 2014 and 2013.
(14)	Includes a return of capital of $0.09 per share.
(15)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.77% and 0.80% for 2017 and 2016.
(16)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.83% and 0.87% for 2017 and 2016.
(17)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(18)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.36%, 1.39%, 1.36%, 1.36% and 1.36% for 2017, 2016, 2015, 2014 and 2013.
(19)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.63%, 1.65%, 1.61%, 1.80% and 1.81% for 2017, 2016, 2015, 2014 and 2013.
(20)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.14% and 1.11% for 2017, 2016 and 2015.
(21)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.38%, 1.40% and 1.36% for 2017, 2016 and 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional International Trust / Annual Report / September 30, 2017	75

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may

76	SEI Institutional International Trust / Annual Report / September 30, 2017

not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation

SEI Institutional International Trust / Annual Report / September 30, 2017	77

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2017, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for

78	SEI Institutional International Trust / Annual Report / September 30, 2017

financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2017, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2017, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/ swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2017, if applicable.

SEI Institutional International Trust / Annual Report / September 30, 2017	79

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2017, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not

80	SEI Institutional International Trust / Annual Report / September 30, 2017

participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders —

The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”)

— Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment

SEI Institutional International Trust / Annual Report / September 30, 2017	81

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of September 30, 2017, the International Fixed Income Fund and the Emerging Markets Debt Fund are the sellers (“providing protection”) on a total notional amount of $2.2 million and $1.2 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

Emerging markets Debt Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ –	$ –	$ (406,163)	$ 146,025	$ (260,139)

Maximum potential amount of future payments	–	–	2,240,000	6,442,994	8,682,994
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	–	–	–	–	–
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	–	–	–	–	–

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)
0-100	$ –	$ –	$ –	$6,442,994	$–	$6,442,994

>101	–	–	–	–	2,240,000	2,240,000
Total	$ –	$ –	$ –	$6,442,994	$2,240,000	$8,682,994

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

82	SEI Institutional International Trust / Annual Report / September 30, 2017

Emerging Markets Debt Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ –	$ (64,580)	$ –	$ –	$ (64,580)

Maximum potential amount of future payments	–	1,200,000	–	–	1,200,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	–	–	–	–	–
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	–	–	–	–	–

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)
0-100	$ –	$ –	$ –	$ –	$–	$–
>101	–	–	–	1,200,000	–	1,200,000
Total	$ –	$ –	$ –	$1,200,000	$–	$1,200,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE CONTRACTS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of year end was as follows:

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2017 ($ Thousands)		Year ended September 30, 2017 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$675*	Net Assets — Unrealized depreciation on futures contracts	$254*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	3†	Net Assets — Unrealized depreciation on swap contracts	186†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,809	Unrealized loss on forward foreign currency contracts	2,457
Total derivatives not accounted for as hedging instruments		$5,487		$2,897

SEI Institutional International Trust / Annual Report / September 30, 2017	83

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2017 ($ Thousands)		Year ended September 30, 2017 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$765*	Net Assets — Unrealized depreciation on futures contracts	$136*
	Net Assets — Unrealized appreciation on swap contracts	4,178†	Net Assets — Unrealized depreciation on swap contracts	1,871†
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	37†	Net Assets — Unrealized depreciation on swap contracts	–†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,613	Unrealized loss on forward foreign currency contracts	9,268
	Net Assets — Unrealized appreciation on swap contracts	7†	Net Assets — Unrealized depreciation on swap contracts	104†
Total derivatives not accounted for as hedging instruments		$12,600		$11,379

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2017.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$(1,978)	$–	$25	$(1,953)
Foreign exchange contracts	–	3,690	–	3,690
Credit contracts	531	–	83	614
Equity contracts	80	–	–	80
Total	$(1,367)	$3,690	$108	$2,431

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$(812)	$–	$(936)	$(1,748)
Foreign exchange contracts	–	3,835	–	3,835
Credit contracts	–	–	30	30
Total	$(812)	$3,835	$(906)	$2,117
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$485	$–	$149	$634
Foreign exchange contracts	–	3,147	–	3,147
Credit contracts	–	–	(149)	(149)
Total	$485	$3,147	$–	$3,632

84	SEI Institutional International Trust / Annual Report / September 30, 2017

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$534	$–	$4,032	$4,566
Foreign exchange contracts	–	(965)	(294)	(1,259)
Credit contracts	–	–	47	47
Total	$534	$(965)	$3,785	$3,354

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2017, ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$589	$–	$589	$43	$–	$43

International Fixed Income Fund	109	–	109	136	2	138

Emerging Markets Debt Fund	144	6	150	157	9	166

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2017 amounted to $5,944 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2017 amounted to $1,737 ($ Thousands) for the International Fixed Income

Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2017 amounted to $3,372 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes

SEI Institutional International Trust / Annual Report / September 30, 2017	85

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

(“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2017 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities

International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
ANZ	$30	$–	$30	$–	$–	$–	$30	$–	$30
Bank of America	409	–	409	19	–	19	390	–	390
Bank of Montreal	5	–	5	–	–	–	5	–	5
Barclays	1,677	–	1,677	1,026	–	1,026	651	–	651
BNP Paribas	328	–	328	104	–	104	224	–	224
Brown Brothers Harriman	219	–	220	168	–	168	51	–	51
BT Brokerage	29	–	30	181	–	181	(152)	–	(152)
CIBC	–	–	–	1	–	1	(1)	–	(1)
Citigroup	369	–	368	258	–	258	111	–	111
Credit Suisse	5	–	5	105	154	259	(254)	254	–
Deutsche Bank	417	–	417	–	32	–	385	–	385
Goldman Sachs	307	–	307	17	–	17	290	–	290
HSBC	44	–	44	19	–	19	25	–	25
JPMorgan Chase Bank	206	–	206	260	–	260	(54)	–	(54)
Montgomery/Bank of America	–	–	–	19	–	19	(19)	–	(19)
Morgan Stanley	123	–	126	63	–	63	60	–	60
National Bank of Australia	86	–	86	7	–	7	79	–	79
RBC	18	–	18	30	–	30	(12)	–	(12)
Royal Bank of Scotland	71	–	71	18	–	18	53	–	53
Societe Generale	–	–	–	21	–	21	(21)	–	(21)
Standard Chartered	285	–	285	–	–	–	285	–	285
State Street	4	–	4	114	–	114	(110)	–	(110)
UBS	177	–	177	27	–	27	150	–	150
	Financial Derivative Assets			Financial Derivative Liabilities

Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Barclays	$–	$–	$–	$1,016	$–	$1,016	$(1,016)	$–	$(1,016)
Citibank	–	72	72	–	–	–	72	–	72
Citigroup	2,799	–	2,799	2,578	–	2,578	221	–	221
Goldman Sachs	2,272	2,702	4,974	2,677	1,219	3,896	1,078	–	1,078
JPMorgan Chase Bank	2,039	959	2,998	1,866	620	2,486	512	–	512
Standard Bank	503	–	503	1,131	—	1,131	(628)	–	(628)

^	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2017.

86	SEI Institutional International Trust / Annual Report / September 30, 2017

The following table discloses the volume of the Fund’s futures contracts, forward foreign currency contracts and swap activity during the period ended September 30, 2017 ($ Thousands):

	International Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$ 95,485	$ 9,311	$ –
Average Notional Balance Short	–	3,584	–
Ending Notional Balance Long	112,166	–	–
Interest Contracts
Average Notional Balance Long	28,604	37,801	51,393
Average Notional Balance Short	–	69,166	66,812
Ending Notional Balance Long	–	67,505	33,369
Ending Notional Balance Short	–	86,715	112,177
Currency Contracts
Average Notional Balance Long	–	523	–
Average Notional Balance Short	–	18,772	–
Ending Notional Balance Short	–	27,103	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	714,524	1,131,448
Average Notional Balance Short	–	715,412	1,129,608
Ending Notional Balance Long	–	1,183,323	1,188,152
Ending Notional Balance Short	–	1,180,798	1,189,765
Swaps:
Credit Contracts
Average Notional Balance Long	–	134	–
Average Notional Balance Short	–	2,755	2,200
Ending Notional Balance Long	–	1,608	–
Ending Notional Balance Short	–	8,683	1,200
Interest Contracts
Average Notional Balance	–	747	244,307
Ending Notional Balance	–	–	286,695
Foreign Exchange Contracts
Average Notional Balance Long	–	–	25,034
Average Notional Balance Short	–	–	24,949
Ending Notional Balance Long	–	–	34,482
Ending Notional Balance Short	–	–	34,303

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to Distributor, which may then be used by Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in

SEI Institutional International Trust / Annual Report / September 30, 2017	87

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitation for each Fund will be as follows:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class F(1)	0.505%	0.25%	–	1.24%
Class I	0.505%	0.25%	0.25%	1.49%
Class Y	0.505%	–	–	1.00%
Emerging Markets Equity Fund*
Class F	1.05%	0.25%	–	N/A
Class Y	1.05%	–	–	N/A
International Fixed Income Fund
Class F	0.30%	0.25%	–	1.02%
Class Y	0.30%	–	–	0.77%
Emerging Markets Debt Fund
Class F	0.85%	0.25%	–	1.36%
Class Y	0.85%	–	–	1.11%

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

*	Renewed as of January 31, 2017, SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2018 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable. Share classes currently not offered.

The following is a summary of annual fees payable to the Administrator:

	Previous Contractual Fees	Administrative Fees as of January 1, 2017
	9/30/16 to 12/31/16	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.450%	0.370%	0.2900%	0.210%	0.130%

Investment Sub-Advisory Agreements — As of September 30, 2017, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Blackcrane Capital, LLC

Causeway Capital Management LLC

INTECH Investment Management LLC

Neuberger Berman Investment Advisers LLC

NWQ Investment Management Company, LLC

WCM Investment Management

Emerging Markets Equity Fund

Macquarie Investment Management (formerly Delaware

Investment Fund Advisers)

J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

Lazard Asset Management LLC

Neuberger Berman Investment Advisers LLC

PanAgora Asset Management, Inc.

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Investec Asset Management Ltd.

Neuberger Berman Investment Advisers LLC

Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with

88	SEI Institutional International Trust / Annual Report / September 30, 2017

the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the year ended September 30, 2017.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2017 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

Payment to Affiliates—Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending—The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2017, the following Fund borrowed funds from SEI Institutional Managed Trust, Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Account Name	Date	Amount Borrowed	Interest Paid	Rate
Emerging Markets Debt Fund	10/20/2016	$59,000	$1	0.50%

At September 30, 2017, the Trust had no outstanding borrowings.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2017, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$–	$–	$106,455	$309,057
Other	2,463,270	1,117,111	393,081	708,908
Sales
U.S. Government	–	–	70,591	193,943
Other	1,930,919	1,156,324	481,202	898,281

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in

SEI Institutional International Trust / Annual Report / September 30, 2017	89

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2017

accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, distribution reclassification, REIT income reclassification and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2017:

	Paid-in- Capital ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)	Undistributed Net Investment Income ($ Thousands)
International Equity Fund	$ –	$(309)	$309
Emerging Markets Equity Fund	–	(5,417)	5,417
International Fixed Income Fund	(99)	4,065	(3,966)
Emerging Markets Debt Fund	–	23,771	(23,771)

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)

International Equity Fund	2017	$38,555	$–	$38,555
	2016	29,284	–	29,284
Emerging Markets Equity Fund	2017	12,216	–	12,216
	2016	11,476	–	11,476
International Fixed Income Fund	2017	11,706	954	12,660
	2016	27,843	41	27,884
Emerging Markets Debt Fund	2017	30,136	–	30,136
	2016	–	–	–
As of September 30, 2017, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

International Equity Fund	$56,139	$(684,329)	$–	$–	$553,217	$3	$(74,970)
Emerging Markets Equity Fund	25,946	(32,097)	–	–	253,520	(3)	247,366
International Fixed Income Fund	–	–	(2,227)	(19,091)	2,983	(4,267)	(22,602)
Emerging Markets Debt Fund	34,666	(23,541)	–	–	31,616	(44,016)	(1,275)

Post-October losses represent losses realized on investment transactions from November 1, 2016 through September 30, 2017 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 9/30/2017 ($ Thousands)
International Equity Fund	$–	$684,329	$ 684,329
Emerging Markets Equity Fund	–	10,206	10,206

During the year ended September 30, 2017, the International Equity Fund and the Emerging Markets Debt Fund utilized capital loss carryforwards to offset capital gains of $22,516 and $14,355 ($ Thousands), respectively.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

90	SEI Institutional International Trust / Annual Report / September 30, 2017

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 9/30/2017* ($ Thousands)
Emerging Market Equity Fund	$ –	$ 21,891	$ 21,891
Emerging Markets Debt Fund	2,309	21,232	23,541

* This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at September 30, 2017, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, derivatives, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2017, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$3,709,016	$665,794	$(112,577)	$553,217
Emerging Markets Equity Fund	1,811,056	376,783	(123,263)	253,520
International Fixed Income Fund	376,255	13,243	(10,260)	2,983
Emerging Markets Debt Fund	1,391,613	86,082	(54,466)	31,616

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to

SEI Institutional International Trust / Annual Report / September 30, 2017	91

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2017

be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund, L.P. (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2017

($ Thousands):

		Securities Loaned at Value		Cash Collateral Received(1)		Net Amount
International Equity Fund	$	130,618	$	130,618	$	–
Emerging Markets Equity Fund		146,754		146,754		–
Emerging Markets Debt Fund		12,828		12,828		–
(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10.	CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2017, SPTC held of record the following:

Fund	Class F	Class I	Class Y
International Equity Fund	97.14%	41.01%	36.33%
Emerging Markets Equity Fund	91.99%	–%	57.92%
International Fixed Income Fund	96.27%	–%	99.40%
Emerging Markets Debt Fund	97.63%	–%	40.07%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11.	REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

12.	SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2017.

92	SEI Institutional International Trust / Annual Report / September 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and the Emerging Markets Debt Fund (collectively, the “Funds”), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the SEI Institutional International Trust as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 29, 2017

SEI Institutional International Trust / Annual Report / September 30, 2017	93

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2017.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

94	SEI Institutional International Trust / Annual Report / September 30, 2017

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P.,SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006- 2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2017	95

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

96	SEI Institutional International Trust / Annual Report / September 30, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2017

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

•Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F(1)	$1,000.00	$1,125.60	1.10%	$5.87
Class I	1,000.00	1,124.80	1.36	7.22
Class Y	1,000.00	1,217.60	0.85	4.75
Hypothetical 5% Return
Class F(1)	$1,000.00	$1,019.54	1.10%	$5.58
Class I	1,000.00	1,018.27	1.36	6.86
Class Y	1,000.00	1,020.79	0.85	4.32
Emerging Markets Equity Fund
Actual Fund Return
Class F(1)	$1,000.00	$1,152.50	1.74%	$9.40
Class Y	1,000.00	1,154.20	1.50	8.08
Hypothetical 5% Return
Class F(1)	$1,000.00	$1,016.34	1.74%	$8.80
Class Y	1,000.00	1,017.57	1.50	7.57

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F(1)	$1,000.00	$1,010.00	1.02%	$5.13
Class Y	1,000.00	1,012.00	0.77	3.88
Hypothetical 5% Return
Class F(1)	$1,000.00	$1,019.96	1.02%	$5.15
Class Y	1,000.00	1,021.21	0.77	3.90
Emerging Markets Debt Fund
Actual Fund Return
Class F(1)	$1,000.00	$1,066.50	1.36%	$7.06
Class Y	1,000.00	1,069.30	1.11	5.77
Hypothetical 5% Return
Class F(1)	$1,000.00	$1,018.24	1.36%	$6.89
Class Y	1,000.00	1,019.49	1.11	5.63

(1)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares.
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2017	97

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–29, 2017 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5–7, 2016, June 26–28, 2017 and September 11–13, 2017. In each case, the Board’s approval (or renewal) was based on its consideration

98	SEI Institutional International Trust / Annual Report / September 30, 2017

and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), actual total expenses for the Funds, total expense components, historical expenses and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund and its voluntary waiver of management and other fees with respect to the International Equity, Emerging Markets Debt and International Fixed Income Funds to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional International Trust / Annual Report / September 30, 2017	99

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

100	SEI Institutional International Trust / Annual Report / September 30, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2017, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2017, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2017, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	99.55%	0.00%	0.04%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	94.00%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	7.53%	92.47%	100.00%	0.00%	0.00%	0.26%	44.63%	100.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.17%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2017, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$90,051,113	$6,051,547
Emerging Markets Equity	40,791,182	3,920,532

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2017	101

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SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2017

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Susan Cote

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2017 and 2016 as follows:

		Fiscal 2017			Fiscal 2016
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$198,500	$0	N/A	$198,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$356,074	$0	$0	$325,515	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2017 and 2016 were $356,074 and $325,515, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2017

By:	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 8, 2017